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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ALKERMES PLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Registered in Ireland—No. 498284
Connaught House
1 Burlington Road
Dublin 4, Ireland

NOTICE OF 2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 25, 2016

To the Shareholders:

        The 2016 Annual General Meeting of Shareholders of Alkermes plc (the "Company" or "Alkermes"), a company incorporated under the laws of Ireland, will be held on May 25, 2016 at 12:00 p.m., Irish Standard Time, at the Company's offices at Connaught House, 1 Burlington Road, Dublin 4, Ireland, for the following purposes:

          1.     By separate resolutions, to elect as Class II directors to serve for a three-year term expiring at the Company's Annual General Meeting of Shareholders in 2019 and until their respective successors are elected and shall qualify, the following individuals as nominated by the Company's Board of Directors (the "Board"):

    a.
    David W. Anstice

    b.
    Robert A. Breyer

    c.
    Wendy L. Dixon, Ph.D.

          2.     To hold a non-binding, advisory vote on the compensation of the Company's named executive officers.

          3.     To ratify the appointment of PricewaterhouseCoopers LLP as the independent auditor and accounting firm of the Company and to authorize the Audit and Risk Committee of the Board of Directors to set the independent auditor and accounting firm's remuneration.

          4.     To approve the Alkermes plc 2011 Stock Option and Incentive Plan, as amended.

          5.     To grant the Board the authority to issue shares under Irish law.

          6a.   To approve certain amendments to the Company's Articles of Association that address the adoption of the Irish Companies Act 2014.

          6b.   To approve certain amendments to the Company's Memorandum of Association that address the adoption of the Irish Companies Act 2014.

          7.     To grant the Board the authority to opt-out of statutory pre-emption rights under Irish law.

          8.     To transact such other business as may properly come before the meeting and any adjournments or postponements of the meeting.

        Proposal 1 for the election of directors relates solely to the election of three (3) Class II directors nominated by the Company's Board of Directors and does not include any other matters relating to the election of directors, including, without limitation, the election of directors nominated by any shareholder. Proposals 1, 3, 4, and 5 are ordinary resolutions, requiring a majority of the votes cast at the meeting. Proposal 2 asks for a non-binding, advisory vote, and so there is no "required vote" that would constitute approval. Proposals 6 and 7 are special resolutions and require the affirmative vote of the holders of at least 75% of the votes cast. These items of business are more fully described in the proxy statement accompanying this notice. Shareholders as of March 17, 2016, the record date for the 2016 Annual General Meeting of Shareholders, are entitled to vote on these matters.

        During the 2016 Annual General Meeting of Shareholders, following a review of the Company's affairs, management will present the Company's Irish Statutory Financial Statements for the fiscal year ended December 31, 2015, and the reports of the independent auditor and accounting firm thereon.

By Order of the Board of Directors

KATHRYN L. BIBERSTEIN Secretary Dublin, Ireland April 13, 2016

        Whether or not you expect to attend the 2016 Annual General Meeting of Shareholders in person, we encourage you to cast your vote promptly so that your shares will be represented and voted at the meeting. Any shareholder entitled to attend and vote at the 2016 Annual General Meeting of Shareholders may appoint one or more proxies, who need not be a shareholder(s) of Alkermes plc. If you wish to appoint as proxy any person other than the individuals specified on the Company's proxy card, please contact the Company Secretary at our registered office and also note that your nominated proxy must attend the 2016 Annual General Meeting of Shareholders in person in order for your votes to be cast.

        IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 25, 2016. The notice and proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and our Irish Statutory Financial Statements, including related reports, are available at http://www.viewproxy.com/alkermes/2016. These materials are also available in the Investors section of our website at www.alkermes.com.

Page
GENERAL INFORMATION ABOUT THE MEETING AND VOTING	1
PROPOSAL 1—ELECTION OF DIRECTORS (ORDINARY RESOLUTIONS)	8
DIRECTORS AND EXECUTIVE OFFICERS	9
CORPORATE GOVERNANCE AND BOARD MATTERS	16
THE BOARD OF DIRECTORS AND ITS COMMITTEES	24
PROPOSAL 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION (ORDINARY RESOLUTION)	27
PROPOSAL 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR AND ACCOUNTING FIRM AND AUTHORIZATION OF AUDIT AND RISK COMMITTEE TO SET AUDITOR AND ACCOUNTING FIRM'S REMUNERATION (ORDINARY RESOLUTION)	28
PROPOSAL 4—APPROVAL OF ALKERMES PLC 2011 STOCK OPTION AND INCENTIVE PLAN, AS AMENDED (ORDINARY RESOLUTION)	29
PROPOSAL 5—BOARD AUTHORITY TO ISSUE SHARES (ORDINARY RESOLUTION)	39
PROPOSAL 6—AMEND THE COMPANY'S (A) ARTICLES OF ASSOCIATION AND (B) AND MEMORANDUM OF ASSOCIATION (SPECIAL RESOLUTION)	40
PROPOSAL 7—BOARD AUTHORITY TO OPT-OUT OF STATUTORY PRE-EMPTION RIGHTS (SPECIAL RESOLUTION)	42
REPORT OF THE AUDIT AND RISK COMMITTEE	44
AUDIT FEES	46
OWNERSHIP OF THE COMPANY'S ORDINARY SHARES	47
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	50
REPORT OF THE COMPENSATION COMMITTEE	50
EXECUTIVE COMPENSATION—COMPENSATION DISCUSSION AND ANALYSIS	52
DIRECTOR COMPENSATION	82
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	85
DISCLOSURE WITH RESPECT TO OUR EQUITY COMPENSATION PLANS	85
OTHER BUSINESS	86
APPENDIX A—ALKERMES PLC 2011 STOCK OPTION AND INCENTIVE PLAN, AS AMENDED	A-1
APPENDIX B—AMENDMENTS TO THE MEMORANDUM AND ARTICLES OF ASSOCIATION OF ALKERMES PLC	B-1
APPENDIX C—SUMMARY OF AMENDMENTS TO THE ARTICLES OF ASSOCIATION OF ALKERMES PLC	C-1

Registered in Ireland—No. 498284
Connaught House
1 Burlington Road
Dublin 4, Ireland

PROXY STATEMENT
FOR THE 2016 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 25, 2016

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

        Use of the terms such as "us," "we," "our," "Alkermes" or the "Company" in this proxy statement is meant to refer to Alkermes plc and its subsidiaries, except when the context makes clear that the time period being referenced is prior to September 16, 2011, the effective date of the combination of the business of Alkermes, Inc. and Elan Drug Technologies ("EDT") under Alkermes plc, in which case such terms shall refer to Alkermes, Inc., which, prior to September 16, 2011, was an independent biotechnology company incorporated in the Commonwealth of Pennsylvania and traded on the NASDAQ Global Select Market ("Nasdaq") under the symbol "ALKS."

Why am I receiving these materials?

        We are making this proxy statement available to you on or about April 13, 2016 on the Internet, or by delivering printed versions to you by mail, because our Board of Directors (the "Board") is soliciting your proxy to vote at the Company's 2016 Annual General Meeting of Shareholders (the "Annual Meeting") on May 25, 2016. This proxy statement contains information about the items being voted on at the Annual Meeting and important information about Alkermes.

        This proxy statement and the following documents relating to the Annual Meeting are available at http://www.viewproxy.com/alkermes/2016 and on the Investors section of our website at www.alkermes.com:

  •
  Our Notice Regarding Internet Availability of Proxy Materials (the "Notice");

  •
  Our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the "2015 Fiscal Year"); and

  •
  Our Irish Statutory Financial Statements for the 2015 Fiscal Year and the reports of the directors and independent auditor and accounting firm thereon.

Who can vote at the Annual Meeting?

        Only shareholders who are registered as shareholders of the Company as of the close of trading on Nasdaq on March 17, 2016 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 151,001,779 ordinary shares issued and outstanding and entitled to be voted.

        Each ordinary share that you own as of the Record Date entitles you to one vote on each matter to be voted upon at the Annual Meeting. We are making this proxy statement and other Annual Meeting materials available on the Internet or, upon request, sending printed versions of these materials on or about April 13, 2016 to all shareholders of record as of the Record Date.

How do proxies work?

        Our Board is asking for your proxy authorizing us to vote your shares at the Annual Meeting in the manner you direct. You may abstain from voting on any matter. If you submit your proxy without specifying your voting instructions, we will vote your shares as follows:

  •
  Election of Directors.  FOR the election of each of our three Class II director nominees;

  •
  Advisory Vote on Executive Compensation.  FOR the non-binding, advisory vote on executive compensation;

  •
  PricewaterhouseCoopers.  FOR the ratification of the appointment of PricewaterhouseCoopers LLP ("PwC") as the independent auditor and accounting firm of the Company and the authorization of the Audit and Risk Committee of the Board to set the independent auditor and accounting firm's remuneration;

  •
  Alkermes plc 2011 Stock Option and Incentive Plan, as amended.  FOR the Alkermes plc 2011 Stock Option and Incentive Plan, as amended. Your approval will serve to ratify the performance measures set forth in the 2011 Plan (as defined herein) and to increase the shares authorized for issuance thereunder;

  •
  Issuance of Shares.  FOR granting the Board the authority to issue shares under Irish law;

  •
  Memorandum and Articles of Association.  FOR the amendments to the Company's (a) Articles of Association and (b) and Memorandum of Association;

  •
  Statutory Pre-Emptive Rights.  FOR granting the Board the authority to opt-out of statutory pre-emption rights under Irish law; and

  •
  As to any other matter that may properly come before the meeting or any adjournment or postponement, in accordance with our best judgment.

        Ordinary shares represented by valid proxies received in time for the Annual Meeting and not revoked before the Annual Meeting will be voted at the Annual Meeting. You can revoke your proxy and change your vote in the manner described below (under "Can I change my vote after submitting my proxy?"). If your shares are held through a bank, broker or other nominee, please follow the instructions that you were provided by such bank, broker or other nominee.

How do I vote?

        It is important that your shares are represented at the Annual Meeting, whether or not you attend the Annual Meeting in person.

        Shareholders of record.    If, as of the Record Date, your ordinary shares were registered directly in your name with the Company's transfer agent, Computershare Trust Company, N.A., then you are a shareholder of record. As a shareholder of record, there are four ways to vote:

  •
  Telephone:  By calling the toll-free telephone number indicated on your proxy card. Easy-to-follow voice prompts allow you to submit your proxy and confirm that your instructions have been properly recorded.

  •
  Internet:  By going to the Internet website indicated on the Notice or proxy card. As with telephone voting, you can confirm that your instructions have been properly recorded.

  •
  Mail:  By signing, dating and returning a printed proxy card (which will be forwarded to the Company's registered address electronically).

  •
  In Person:  By submitting a written ballot in person at the Annual Meeting. To obtain directions to attend the Annual Meeting, please contact our Investor Relations department at financial@alkermes.com. We will pass out ballots at the Annual Meeting to anyone who wishes to vote in person.

        If you are a shareholder of record of Alkermes and you choose to submit your proxy by telephone by calling the toll-free number on your proxy card, your use of that telephone system and in particular the entry of your pin number/other unique identifier, will be deemed to constitute your appointment, in writing and under hand, and for all purposes of the Irish Companies Act 2014 (the "Companies Act"), of each of James M. Frates, Thomas Riordan and Iain M. Brown as your proxy to vote your shares on your behalf in accordance with your telephone instructions.

        Shares held in a bank or brokerage account.    If your shares are held in a brokerage account in your broker's name (this is called "street name"), please follow the voting instructions provided by your bank, broker or other nominee. In most cases, you may submit voting instructions by telephone or by Internet to your bank, broker or other nominee, or you can sign, date and return a voting instruction form to your bank, broker or other nominee. If you provide specific voting instructions by telephone, by Internet or by mail, your bank, broker or other nominee must vote your shares as you have directed. If you wish to vote in person at the Annual Meeting, you must request a legal proxy from your bank, broker or other nominee.

What is the deadline for voting my shares if I do not vote in person at the Annual Meeting?

        If you are a shareholder of record, you may vote by Internet or submit your proxy by telephone until 4:59 a.m., Irish Standard Time on May 24, 2016 (11:59 p.m., United States Eastern Daylight Time on May 23, 2016), or, if you elect to vote by mail, your signed and dated printed proxy card must be received by 4:59 a.m., Irish Standard Time on May 24, 2016 (11:59 p.m., United States Eastern Daylight Time on May 23, 2016).

        If you are a beneficial owner of shares held through a bank or brokerage firm, please follow the voting instructions provided by your bank or brokerage firm.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

        We have elected to provide access to our proxy materials on the Internet, consistent with the rules of the Securities and Exchange Commission ("SEC"). Accordingly, unless you have instructed otherwise, we are mailing the Notice to our shareholders. You can access our proxy materials on the website referred to in the Notice or you may request printed versions of our proxy materials for the Annual Meeting. Instructions on how to access our proxy materials on the Internet or to request printed versions are provided in the Notice. In addition, you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

What does it mean if I receive more than one notice regarding the Internet availability of proxy materials or more than one set of printed proxy materials?

        If you hold your shares in more than one account, you may receive a separate Notice or a separate set of printed proxy materials, including a separate proxy card or voting instruction form, for each account. To ensure that all of your shares are voted, please submit your proxy by telephone or vote by Internet or sign, date and return a proxy card or voting instruction form for each account.

How many votes do I have?

        On each matter to be voted upon, you have one vote for each ordinary share you owned as of the Record Date.

What happens if I do not give specific voting instructions when I deliver my proxy?

        Shareholders of Record.    If you are a shareholder of record and you:

  •
  indicate when voting by Internet or submitting your proxy by telephone that you wish to vote as recommended by our Board; or

  •
  if you sign and return a proxy card without giving specific voting instructions,

  then the Company-designated proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this proxy statement and the proxy holders may determine in their discretion how to vote your shares in respect of any other matters properly presented for a vote at the Annual Meeting.

        Shares held in a bank or brokerage account.    If your shares are held in a bank or brokerage account in your broker's name and your bank or brokerage firm does not receive instructions from you about how your shares are to be voted, one of two things can happen, depending on the type of proposal. Pursuant to Nasdaq rules, your broker can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of Nasdaq on which your broker may vote shares held in street name in the absence of your voting instructions. We believe that Proposal 3 (ratification of the appointment of PwC as our independent auditor and accounting firm and authorization for the Audit and Risk Committee of the Board to set such independent auditor and accounting firm's remuneration) and Proposal 5 (granting the Board the authority to issue shares under Irish law) will be considered routine, or discretionary. However, we note that Proposal 1 (election of directors), Proposal 2 (the non-binding, advisory vote on executive compensation), Proposal 4 (approval of the Alkermes plc 2011 Stock Option and Incentive Plan, as amended), Proposal 6 (the amendments to the Company's Memorandum and Articles of Association) and Proposal 7 (granting the Board the authority to opt-out of statutory pre-emption rights under Irish law) are considered non-routine, non-discretionary items for such purposes. A bank or brokerage firm may not vote your shares with respect to non-discretionary matters if you have not provided instructions. This is called a "broker non-vote." We strongly encourage you to submit your proxy and exercise your right to vote as a shareholder.

Who is paying for this proxy solicitation?

        We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, employees and third-party proxy solicitors may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What is the quorum requirement?

        A quorum of shareholders is necessary to hold a valid Annual Meeting. A quorum will be present if at least one or more shareholders holding not less than a majority of the issued and outstanding shares entitled to vote are present at the Annual Meeting or represented by proxy. On the Record Date, there were 151,001,779 ordinary shares issued and outstanding and entitled to vote. Thus, the holders of 75,500,890 ordinary shares must be present in person or represented by proxy at the Annual Meeting to have a quorum.

        Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, within one hour of the time appointed for the Annual Meeting, the Annual Meeting shall stand adjourned to June 1, 2016 at 12:00 p.m., Irish Standard Time at the offices of the

Company located at Connaught House, 1 Burlington Road, Dublin 4, Ireland, or such other time or place as the Board may decide.

What vote is required to approve each proposal?

        Election of Directors:    The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the election of each of David W. Anstice, Robert A. Breyer and Wendy L. Dixon, Ph.D. Our articles of association (our "Articles of Association") provide that if, at any annual general meeting of shareholders, the number of directors is reduced below the minimum prescribed by our Articles of Association due to the failure of any director nominee to receive a majority of the votes cast, then in those circumstances, the nominee or nominees who receive the highest number of votes in favor of election will be elected (until the next annual general meeting of shareholders) in order to maintain such prescribed minimum number of directors.

        Advisory Vote on Executive Compensation:    Because this proposal asks for a non-binding, advisory vote, there is no "required vote" that would constitute approval. We value the opinions expressed by our shareholders in this advisory vote, and our Compensation Committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our named executive officers.

        Ratification of PricewaterhouseCoopers LLP as our independent auditor and accounting firm and authorization to set such independent auditor and accounting firm's remuneration:    Ratify, in a non-binding vote, the appointment of PwC as our independent auditor and accounting firm for the fiscal year ending December 31, 2016 and authorize, in a binding vote, the Audit and Risk Committee of the Board to determine the independent auditor and accounting firm's remuneration. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to authorize the Audit and Risk Committee of the Board to determine the independent auditor and accounting firm's remuneration.

        Alkermes plc 2011 Stock Option and Incentive Plan, as amended:    The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the Alkermes plc 2011 Stock Option and Incentive Plan, as amended.

        Board Authority to Issue Shares.    The affirmative vote of a majority of the votes cast at the Annual Meeting is required to grant the Board the authority to issue shares under Irish law.

        Memorandum and Articles of Association.    The affirmative vote of at least 75% of the votes cast at the Annual Meeting is required to approve certain amendments to the Company's (a) Articles of Association and (b) and Memorandum of Association. Approval of such amendments to the Company's Memorandum of Association is subject to approval of such amendments to the Company's Articles of Association (and vice versa). Both proposals will fail if either proposal does not pass.

        Statutory Pre-Emptive Rights.    The affirmative vote of at least 75% of the votes cast at the Annual Meeting is required to grant the Board the authority to opt-out of statutory pre-emption rights under Irish law.

How will voting on any other business be conducted?

        The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named as your proxy are entitled to vote on those matters in accordance with their best judgment.

How are votes counted? How are abstentions and broker non-votes treated?

        Votes will be counted by the inspector of election appointed for the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum for purposes of the proposals, but will have no effect on the vote of the proposals because they are not considered as votes cast.

Can I change my vote after submitting my proxy?

        Yes. If, as of the Record Date, your ordinary shares were registered directly in your name with our transfer agent, then you may revoke your proxy at any time before it is exercised at the Annual Meeting by taking any of the following actions:

  •
  providing written notice to the Secretary of the Company (at Connaught House, 1 Burlington Road, Dublin 4, Ireland, Attn.: Secretary, Annual Meeting) by any means, including facsimile (+353 1 772 8001), that is received no later than 4:59 a.m., Irish Standard Time on May 24, 2016 (11:59 p.m., United States Eastern Daylight Time on May 23, 2016) stating that the proxy is revoked;

  •
  signing and delivering a proxy relating to the same shares and bearing a later date, that is received no later than 4:59 a.m., Irish Standard Time on May 24, 2016 (11:59 p.m., United States Eastern Daylight Time on May 23, 2016);

  •
  transmitting a subsequent vote over the Internet or submitting a subsequent proxy by telephone, but no later than 4:59 a.m., Irish Standard Time on May 24, 2016 (11:59 p.m., United States Eastern Daylight Time on May 23, 2016); or

  •
  attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, by itself, revoke a proxy.

        Please note that if your ordinary shares are held of record by a bank, broker or other nominee, you must contact the bank, broker or other nominee to revoke your proxy. If you wish to vote in person at the Annual Meeting, you must request a legal proxy from your bank, broker or other nominee.

How can I find out the results of the voting at the Annual Meeting?

        Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the Annual Meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, to file an additional current report on Form 8-K to publish the final results. You will be able to find a copy of this Form 8-K on the Internet electronic data system of the SEC called EDGAR at www.sec.gov or through the Investors section of our website, www.alkermes.com.

Important Notice Regarding the Internet and Electronic Availability of Proxy Materials for the Annual Meeting:

        As permitted by the SEC, the Company is sending the Notice to all shareholders of record. All shareholders will have the ability to access the proxy statement, Irish Statutory Financial Statements, including related reports, and the Company's Annual Report on Form 10-K for the 2015 Fiscal Year as filed with the SEC on February 25, 2016 (the "Annual Report") at http://www.viewproxy.com/alkermes/2016 or to request a printed set of these materials at no charge. These materials are also available in the Investors section of our website at www.alkermes.com.

Instructions on how to access these materials over the Internet or to request a printed copy may be found in the Notice.

        In addition, any shareholder may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to shareholders and will reduce the impact of annual general meetings of shareholders on the environment. A shareholder's election to receive proxy materials by email will remain in effect until the shareholder terminates it.

PROPOSAL 1

ELECTION OF DIRECTORS

(Ordinary resolutions)

        Our Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated David W. Anstice, Robert A. Breyer and Wendy L. Dixon, Ph.D. for election as Class II directors to serve a three-year term expiring at the Company's Annual General Meeting of Shareholders in 2019 and until their respective successors are elected and shall qualify, unless they resign or are removed. As described in detail below, our nominees have considerable professional and business expertise. The recommendation of our Board is based on its carefully considered judgment that the experience, qualifications, attributes and skills of our nominees qualify them to serve on our Board.

        The persons named in the accompanying proxy intend to vote for the election of David W. Anstice, Robert A. Breyer and Wendy L. Dixon, Ph.D. as Class II directors to serve a three-year term expiring at the Company's Annual General Meeting of Shareholders in 2019 and until their respective successors are elected and shall qualify, unless they resign or are removed. The Board is informed that the nominees are willing to serve as directors, but if they should decline to serve or become unavailable for election at the Annual Meeting, an event which the Board does not anticipate, the persons named in the proxy will vote for such nominee or nominees as may be designated by the Board, unless the Board reduces the number of directors accordingly.

        The nominees for Class II directors receiving a majority of the votes cast by shareholders (meaning the number of shares voted "for" a nominee must exceed the number of shares voted "against" such nominee) will be elected to serve on the Board. Abstentions and broker non-votes, if any, will be counted for purposes of establishing a quorum but will have no effect on the election of nominees.

        If, at any annual general meeting of shareholders, the number of directors is reduced below the minimum prescribed by our Articles of Association and our Board due to the failure of any director nominee to receive a majority of the votes cast, then, in those circumstances, the nominee or nominees who receive the highest number of votes in favor of election will be elected in order to maintain such prescribed minimum number of directors. Each such director will remain a director (subject to the provisions of the Companies Act and our Articles of Association) only until the conclusion of the next annual general meeting of shareholders unless he or she is reelected.

        The Board unanimously recommends that you vote FOR the election of David W. Anstice, Robert A. Breyer and Wendy L. Dixon, Ph.D. to our Board.

 DIRECTORS AND EXECUTIVE OFFICERS

Our Board Structure

        Our Board consists of three classes of directors with each director serving a staggered three-year term as follows:

Class I Directors Term Expires at the 2018 Annual General Meeting of Shareholders	Class II Directors Term Expires at This Annual General Meeting of Shareholders	Class III Directors Term Expires at the 2017 Annual General Meeting of Shareholders
Floyd E. Bloom, M.D.	David W. Anstice	Paul J. Mitchell
Nancy J. Wysenski	Robert A. Breyer	Richard F. Pops*
Wendy L. Dixon, Ph.D.

*
Chairman of the Board

Directors and Executive Officers

        The following table sets forth our directors and executive officers, their ages and the position currently held by each such person as of March 17, 2016. The following biographical descriptions set forth information regarding each director and executive officer, including business experience and, for directors, the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as our director. Information about the number of our ordinary shares beneficially owned by our directors and executive officers, directly and indirectly, appears elsewhere in this proxy statement under the heading "Ownership of the Company's Ordinary Shares." Unless otherwise indicated in the biographical information below, each of our executive officers is employed by our U.S. subsidiary, Alkermes, Inc.

Name	Age	Position
Ms. Kathryn L. Biberstein	57	Executive Vice President, Chief Legal Officer and Chief Compliance Officer(**)
Mr. Iain M. Brown	47	Chief Accounting Officer and Vice President, Finance
Mr. Shane M. Cooke	53	President
Dr. Elliot W. Ehrich	56	Executive Vice President, Research and Development and Chief Medical Officer
Mr. James M. Frates	48	Senior Vice President, Chief Financial Officer and Treasurer
Mr. Michael J. Landine	62	Senior Vice President, Corporate Development
Mr. Gordon G. Pugh	58	Senior Vice President, Chief Operating Officer and Chief Risk Officer
Mr. Mark P. Stejbach	52	Senior Vice President, Chief Commercial Officer
Mr. Richard F. Pops	53	Director, Chairman of the Board and Chief Executive Officer
Mr. David W. Anstice(3*)	67	Director
Dr. Floyd E. Bloom(1)	79	Director
Mr. Robert A. Breyer(1)(2)	72	Director
Dr. Wendy L. Dixon(2*)	60	Director
Mr. Paul J. Mitchell(1*)(3)	63	Director
Ms. Nancy J. Wysenski(2)(3)	58	Director

(1)
Member, Audit and Risk Committee

(2)
Member, Nominating and Corporate Governance Committee

(3)
Member, Compensation Committee

(*)
Committee Chairperson

(**)
Ms. Biberstein also serves as Secretary of the Company.

Biographical Information

Ms. Kathryn L. Biberstein

Title: Executive Vice President, Chief Legal Officer and Chief Compliance Officer. Ms. Biberstein also serves as Secretary of the Company.

Appointment to current positions: September 2015

Experience: Prior to assuming her current positions, from July 2013 to September 2015, Ms. Biberstein was our Senior Vice President, Chief Legal Officer and Chief Compliance Officer. From September 16, 2011 to July 2013, Ms. Biberstein was our Senior Vice President, General Counsel and Chief Compliance Officer. From May 2007 to September 16, 2011, Ms. Biberstein served as Senior Vice President, General Counsel and Chief Compliance Officer of Alkermes, Inc. From February 2003 to May 2007, Ms. Biberstein served as Vice President and General Counsel of Alkermes, Inc. She was Of Counsel at Crowell & Moring LLC from February 2002 to February 2003 and performed legal consulting services for various clients from March 2000 to February 2002. She was also employed by Serono S.A., a biotechnology company, as General Counsel from 1993 to March 2000, where she was a member of the Executive Committee. Ms. Biberstein is Chair of the General Counsels Executive Committee for the Biotechnology Innovation Organization ("BIO"). She is also a Director at Meridian Stories (not-for-profit).

Mr. Iain M. Brown

Title: Chief Accounting Officer and Vice President, Finance

Appointment to current positions: May 2015

Experience: Prior to assuming his current positions, from September 16, 2011 to May 2015, Mr. Brown was our Vice President, Finance. From June 2006 to September 16, 2011, Mr. Brown served as Vice President, Finance of Alkermes, Inc. From March 2005 to June 2006, Mr. Brown served as Director of Finance of Alkermes, Inc. From July 2004 to March 2005, Mr. Brown served as Director of Financial Planning and Analysis of Alkermes, Inc. Mr. Brown joined Alkermes, Inc. in June 2003 as Associate Director of Financial Planning and Analysis. Prior to joining Alkermes, Inc., Mr. Brown was Vice President of Finance, North America at Serono, Inc.

Mr. Shane M. Cooke

Title: President

Appointment to current position: September 2011

Experience: Mr. Cooke is employed by Alkermes Pharma Ireland Limited, an Irish subsidiary of the Company. From May 2005 to September 16, 2011, Mr. Cooke served as a Director of Elan Corporation, plc ("Elan"). From May 2007 to September 16, 2011, Mr. Cooke was Executive Vice President of Elan and Head of EDT. Mr. Cooke served as the Chief Financial Officer of Elan from July 2001, when he joined Elan, until May 2011. Prior to joining Elan, Mr. Cooke was Chief Executive of Pembroke Capital Limited, an aviation leasing company, and prior to that, held a number of senior positions in finance in the banking and aviation industries. He is a chartered accountant. He is currently on the board of directors of Prothena Corporation plc and Endo International plc, both publicly traded companies.

Dr. Elliot W. Ehrich

Title: Executive Vice President, Research and Development, and Chief Medical Officer

Appointment to current position: February 2015

Experience: Prior to assuming his current position, from September 16, 2011 until February 2015, Dr. Ehrich was our Senior Vice President, Research and Development, and Chief Medical Officer. From May 2007 to September 16, 2011, Dr. Ehrich served as Senior Vice President, Research and Development, and Chief Medical Officer of Alkermes, Inc. Prior to this Dr. Ehrich served as Vice President, Science Development and Chief Medical Officer of Alkermes, Inc. Prior to joining Alkermes in 2000, Dr. Ehrich spent seven years at Merck & Co., Inc. ("Merck"), a publicly traded pharmaceutical company, overseeing the clinical development and registration of novel pharmaceuticals. Dr. Ehrich is a Fellow of the American College of Rheumatology and has had numerous publications in peer-reviewed journals. Dr. Ehrich worked as a research associate at the European Molecular Biology Laboratory in Heidelberg, Germany before attending medical school. Dr. Ehrich is also a member of the scientific advisory boards for Aileron Therapeutics and Heptares Therapeutics, both privately held biopharmaceutical companies. Dr. Ehrich is also an strategic advisor to Verge Genomics.

Mr. James M. Frates

Title: Senior Vice President, Chief Financial Officer and Treasurer

Appointment to current position: September 2011

Experience: Prior to assuming his current position, from May 2007 to September 16, 2011, Mr. Frates served as Senior Vice President and Chief Financial Officer of Alkermes, Inc. From June 1998 to May 2007, Mr. Frates served as Vice President, Chief Financial Officer and Treasurer of Alkermes, Inc. From June 1996 to June 1998, he was employed at Robertson, Stephens & Company, most recently as a Vice President in Investment Banking. Prior to that time he was employed at Morgan Stanley & Co. Mr. Frates serves on the board of directors of Sage Therapeutics, a publicly traded biotechnology company. Mr. Frates served on the board of directors of GPC Biotech AG, a biotechnology company, from June 2004 to 2009, and was a national director of the Association of Bioscience Financial Officers from 2004 to 2009. Mr. Frates is also a Trustee of St. Paul's School and The Roxbury Latin School.

Mr. Michael J. Landine

Title: Senior Vice President, Corporate Development

Appointment to current position: September 2011

Experience: Prior to assuming his current position, from May 2007 to September 16, 2011, Mr. Landine served as Senior Vice President, Corporate Development of Alkermes, Inc. From March 1999 until May 2007, Mr. Landine served as Vice President, Corporate Development of Alkermes, Inc. From March 1988 until June 1998, he was Chief Financial Officer and Treasurer of Alkermes, Inc. Mr. Landine is a member of the board of directors of Kopin Corporation, a publicly traded manufacturer of components for electronic products, and was a member of the board of directors of ECI Biotech, a privately held protein sensor company and GTC Biotherapeutics, Inc., a publicly traded biotechnology company. Mr. Landine was previously a Certified Public Accountant.

Mr. Gordon G. Pugh

Title: Senior Vice President, Chief Operating Officer and Chief Risk Officer

Appointment to current positions: September 2011

Experience: Prior to assuming his current positions, Mr. Pugh served as Senior Vice President, Chief Operating Officer and Chief Risk Officer of Alkermes, Inc. Prior to assuming the Senior Vice President and Chief Operating Officer positions in May 2007 and the Chief Risk Officer position in July 2010, Mr. Pugh served as Vice President of Operations of Alkermes, Inc. Mr. Pugh has over 30 years of operations and manufacturing experience. For the eight-year period prior to joining Alkermes, Inc., Mr. Pugh worked at Lonza Biologics, Inc., a publicly traded life sciences company, as the Vice President of manufacturing operations in the United States and Europe. Mr. Pugh has served on the board of directors of KC Bio LLC, a privately held company, since 2000.

Mr. Mark P. Stejbach

Title: Senior Vice President, Chief Commercial Officer

Appointment to current position: February 2012

Experience: Prior to assuming his current position, Mr. Stejbach served at Tengion, Inc. from 2008 to 2012, most recently as its Chief Commercial Officer. He previously held senior positions at Merck and Biogen Idec Inc. and has over 25 years of experience in biotech and pharmaceutical marketing, sales, managed care and finance. Mr. Stejbach served on the charitable board of the Commonwealth National Fund from 2003 through 2011 and has served on the Advisory Board of the Center for Value-Based Insurance Design since 2009.

Mr. Richard F. Pops

Title: Chairman of the Board of Directors and Chief Executive Officer

Appointment to current positions: September 2011

Director since: September 2011. Director of Alkermes, Inc. from February 1991 to September 2011 (Chairman from April 2007 to September 2011)

Experience: Prior to assuming his current positions, Mr. Pops served as Chief Executive Officer of Alkermes, Inc. from February 1991 to April 2007 and as Chief Executive Officer and President from September 2009 until September 2011. Mr. Pops serves on the board of directors of Neurocrine Biosciences, Inc., Acceleron Pharma, Inc. and Epizyme Inc., all of which are publicly traded biotechnology companies. Mr. Pops also serves on the board of directors of BIO and Pharmaceutical Research and Manufacturers of America ("PhRMA"). He has previously served on the board of directors of two other publicly traded biopharmaceutical companies, Sirtris Pharmaceuticals from 2004 to 2008, and CombinatoRx, Incorporated from 2001 to 2009. Mr. Pops also served on the board of directors of Reliant Pharmaceuticals, a privately held pharmaceutical company purchased by GlaxoSmithKline in 2007, and on the advisory board of Polaris Venture Partners. He was a member of the Harvard Medical School Board of Fellows through June 2012. Mr. Pops is also a member of the FasterCures' Value & Coverage Advisory Council, which is designed to provide guidance on fostering a coverage and reimbursement environment that incentivizes biomedical innovation and ensures that patients have meaningful access to life-saving therapies.

Qualifications and Skills: Mr. Pops' qualifications for our Board include his leadership experience, business judgment and industry knowledge. As a senior executive of Alkermes for almost 25 years, he provides in-depth knowledge of our company derived from leading our day-to-day operations. His ongoing involvement as a board member of BIO, PhRMA and FasterCures brings to the organization extensive knowledge of the current state of the pharmaceutical industry and the policy issues impacting healthcare today. As a Co-Chair of BIO's Regulatory Environment Committee, and a member of PhRMA's FDA and Biomedical Research Committee, Mr. Pops is an influential industry leader on FDA regulatory policy issues, including the 2 most recent Prescription Drug User Fee Act ("PDUFA") reauthorizations. Mr. Pops has also played a leadership role in the industry in identifying pathways to allow the patient voice to be incorporated into the drug development and approval process, which is a fundamental principle on which we operate our business.

Mr. David W. Anstice

Title: Director

Director since: September 2011. Director of Alkermes, Inc. from October 2008 to September 2011.

Committee Memberships: Compensation Committee (Chairperson)

Experience: From 2006 until his retirement in 2008, Mr. Anstice served as Executive Vice President of Merck, with responsibility for enterprise strategy and implementation. During two separate parts of this period he was acting President, Global Human Health and President of Merck's business in Japan. From 2003 to 2006, Mr. Anstice served as President of Merck, with responsibility for Merck's Asia Pacific businesses. In his 34 years with Merck, he held a variety of positions including President, U.S. Human Health; President, Human Health, the Americas; President, U.S./Canada; and President, Human Health, Europe. He reported to the Merck CEO from 1994 until his retirement in 2008. Mr. Anstice is currently a director of CSL Limited, a global specialty biopharmaceutical company and a board member of the private company NeuClone Pharmaceuticals Pty Ltd., a cell line production company. Mr. Anstice is also Chairman and President of the board for the University of Sydney USA Foundation, Deputy Chairman and a member of the board of the U.S. Studies Centre at the University of Sydney, Australia, a member of the U.S. Advisory Council of the American Australian Association in New York, and an Adjunct Professor at the University of Sydney Business School.

Qualifications and Skills: Mr. Anstice's lengthy service with Merck, in combination with the breadth of his responsibilities while at Merck, provides us with experience in, and knowledge of, the global research-based pharmaceutical industry. Mr. Anstice's prior leadership positions in industry organizations, including as a board and executive committee member of BIO for approximately ten years and as Chairman of the National Pharmaceutical Council in 1997, augment his pharmaceutical management, organizational expertise and industry knowledge with knowledge of public policy issues involving pharmaceutical care. Mr. Anstice also has expertise in the areas of strategic planning, risk management and corporate governance.

Dr. Floyd E. Bloom

Title: Director

Director since: September 2011. Director of Alkermes, Inc. from 1987 to September 2011.

Committee Memberships: Audit and Risk Committee

Experience: Dr. Bloom was a founder of Alkermes, Inc. and has been active in neuropharmacology for more than 35 years, holding positions at Yale University, the National Institute of Mental Health, The Salk Institute, and The Scripps Research Institute. From 1983 to February 2005, Dr. Bloom was the Chairman of the Neuropharmacology Department at The Scripps Research Institute and is now Professor Emeritus. Dr. Bloom served as Editor-in-Chief of Science from 1995 to May 2000. He is a member of the National Academy of Science, the Institute of Medicine, the Royal Swedish Academy of Science and the American Philosophical Society. He is an Emeritus Trustee for the Board of Trustees at Washington University in St. Louis. Dr. Bloom is a director of AgeneBio, Inc. a privately held biopharmaceutical company. Dr. Bloom also serves on the Scientific Advisory Boards of aTyr Pharma, a privately held pharmaceutical company and RiverVest, a private venture partnership focusing on life sciences. Dr. Bloom served as a member of the board of directors of Elan from 2007 to 2009.

Qualifications and Skills: Dr. Bloom is a distinguished scientist and long-standing member of various scientific societies, including the National Academy of Sciences. His scientific knowledge makes him a resource to our research and development and commercial teams and a reference point for other directors. Dr. Bloom's service on other company boards provides experience relevant to good corporate governance practices. As a founder of Alkermes, Inc., Dr. Bloom brings a historical perspective to the Board.

Mr. Robert A. Breyer

Title: Director

Director since: September 2011. Director of Alkermes, Inc. from July 1994 to September 2011.

Committee Memberships: Audit and Risk Committee, Nominating and Corporate Governance Committee

Experience: Mr. Breyer served as the President of Alkermes, Inc. from July 1994 until his retirement in December 2001 and Chief Operating Officer from July 1994 to February 2001. Prior to that time, Mr. Breyer was an executive and held various positions in the global pharmaceutical and medical device industries, including general manager of Eli Lilly Benelux S.A and Eli Lilly Italia S.p.A. Mr. Breyer also served on the board of directors of Lentigen, Inc., a privately held, diversified biology company from 2007 to 2009.

Qualifications and Skills: Mr. Breyer's experience as an executive in the global pharmaceutical and medical device industries provides management and operational skills to our Board. Mr. Breyer has experience with managing the overall financial performance of pharmaceutical and medical device units and in pharmaceutical manufacturing and sales and marketing operations in multiple locations in the U.S. and Europe. As a former executive at Alkermes, Inc., Mr. Breyer also has first-hand knowledge of our technology, manufacturing operations, research and development and management team.

Dr. Wendy L. Dixon

Title: Director

Director since: September 2011. Director of Alkermes, Inc. from January 2011 to September 2011.

Committee Memberships: Nominating and Corporate Governance Committee (Chairperson)

Experience: Dr. Dixon has extensive experience in the pharmaceutical and biotechnology industries, combining a technical background with experience in drug development, regulatory affairs and marketing. She directed the launches and growth of more than 20 pharmaceutical products. From 2001 to 2009 she was Chief Marketing Officer and President, Global Marketing for Bristol-Myers Squibb where she served on the Executive Committee. From 1996 to 2001 she was Senior Vice President, Marketing at Merck, and prior to that, she held executive management positions at West Pharmaceuticals, Osteotech and Centocor and various positions at SmithKline and French (now GlaxoSmithKline) in marketing, regulatory affairs, project management and as a biochemist. Dr. Dixon is on the board of directors of Incyte Corporation, bluebird bio and Eleven Biotherapeutics, all publicly traded biotechnology or pharmaceutical companies, and was formerly on the board of Ardea Biosciences, Dentsply International, Edimer Pharmaceuticals, Furiex Pharmaceuticals and Orexigen Therapeutics. She is an advisor to the Mellon Group and a member of the Longitude Capital Industry Advisory Board. She was a Senior Advisor to The Monitor Group, now Deloitte, from 2010 to 2012. She also serves on the board of Special Equestrians, a non-profit.

Qualifications and Skills: Dr. Dixon brings a depth of experience in the marketing of pharmaceutical products across a broad variety of disease states and on a global basis to our Board. Dr. Dixon has a strong technical background and direct experience in product development and regulatory affairs, and has successfully built and grown commercial organizations in the United States and Europe, each of which provide valuable insight to our Board regarding the development and commercialization of pharmaceutical products. Dr. Dixon's additional qualifications include her deep industry knowledge and her reputation as a strategic thinker with a focus on execution, as well as the ability to provide direction regarding improvements to the interface between research and development and marketing. Dr. Dixon's service on other company boards provides experience relevant to good corporate governance practices.

Mr. Paul J. Mitchell

Title: Director

Director since: September 2011. Lead independent director since August 2, 2012. Director of Alkermes, Inc. from April 2003 to September 2011.

Committee Memberships: Audit and Risk Committee (Chairperson), Compensation Committee

Experience: Mr. Mitchell served as the Chief Financial Officer and Treasurer of Kenet, Inc. from April 2002 until January 2009. Prior to joining Kenet, Mr. Mitchell was the Chief Financial Officer and Treasurer of Kopin Corporation from April 1985 through September 1998. From September 1998 through June 2001, Mr. Mitchell served in a consulting role at Kopin as Director of Strategic Planning. Prior to joining Kopin, Mr. Mitchell worked for the international accounting firm of Touche Ross & Co. from 1975 to 1984. Mr. Mitchell is President of Mitchell Financial Group and a member of the board of directors of several private companies including Informatics in Context, Inc. and Cedar Marine Propulsion Inc. and nonprofit organizations. Mr. Mitchell was previously a Certified Public Accountant.

Qualifications and Skills: Mr. Mitchell's background as the Chief Financial Officer of several companies, including a publicly traded company, and as a former Certified Public Accountant, provides expertise to our Board in the areas of financial reporting, treasury, financing issues, executive compensation and compliance with securities obligations. His business judgment is relied upon by our Board when contemplating a variety of organizational and strategic issues.

Ms. Nancy J. Wysenski

Title: Director

Director of Alkermes plc since: May 2013.

Committee Memberships: Compensation Committee, Nominating and Corporate Governance Committee

Experience: From December 2009 through June 2012, Ms. Wysenski served as the Executive Vice President and Chief Commercial Officer of Vertex Pharmaceuticals Incorporated, a publicly traded pharmaceutical company. Prior to joining Vertex, Ms. Wysenski held the position of Chief Operating Officer of Endo Pharmaceuticals, a specialty pharmaceutical company, where she led sales, marketing, commercial operations, supply chain management, human resources and various business development initiatives. Prior to her role at Endo, Ms. Wysenski participated in the establishment of EMD Pharmaceuticals, Inc., where she held various leadership positions, including the role of President and Chief Executive Officer from 2001 to 2006 and Vice President of Commercial from 1999 to 2001. From 1984 to 1998, Ms. Wysenski held several sales-focused roles at major pharmaceutical companies, including Vice President of Field Sales for Astra Merck, Inc. Ms. Wysenski serves as a member of the board of directors of Inovio Pharma and Tetraphase Pharmaceuticals, both publicly traded pharmaceutical or vaccine companies. Ms. Wysenski formerly served as a director for Reata Pharmaceuticals, Inc. She is a founder of the Research Triangle Park chapter of the Healthcare Business Women's Association and served on the Nominating Committee and National Advisory Board of the Healthcare Businesswomen's Association.

Qualifications and Skills: Ms. Wysenski is a proven leader who brings to our Board extensive experience building and leading life sciences companies. Ms. Wysenski's background includes executive management roles with responsibility over key operational and product commercialization functions, including substantial direct experience in sales, marketing, commercial operations, supply chain management, human resources and various business development initiatives. Her experience, leadership skills and knowledge of the life sciences industry will provide valuable insight to our Board with respect to the launch and commercialization of pharmaceutical products.

 CORPORATE GOVERNANCE AND BOARD MATTERS

Board Composition

        Our Board is comprised of seven members. Our Board has determined that each director serving on our Board, with the exception of Richard F. Pops, is an independent director as defined by Nasdaq rules. The composition and functioning of our Board and each of our committees complies with all applicable requirements of Nasdaq and the rules and regulations of the SEC. There are no family relationships among any of our directors or executive officers.

        In accordance with our Articles of Association, our Board is divided into three classes with staggered three-year terms. At each annual general meeting of shareholders, the successors to directors whose terms then expire will be elected to serve three-year terms. Our directors are divided among the three classes as follows:

  •
  the Class I directors are Floyd E. Bloom, M.D. and Nancy J. Wysenski, and their terms will expire at the Company's Annual General Meeting of Shareholders to be held in 2018;

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  the Class II directors are David W. Anstice, Robert A. Breyer and Wendy L. Dixon, Ph.D., and their terms will expire at this Annual Meeting; and

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  the Class III directors are Paul J. Mitchell and Richard F. Pops, and their terms will expire at the Company's Annual General Meeting of Shareholders to be held in 2017.

        If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible.

Independence of Members of the Board of Directors

        The Company defines an "independent" director in accordance with the applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules promulgated thereunder and the applicable rules of Nasdaq. Because it is not possible to anticipate or explicitly provide for all potential situations that may affect independence, the Board periodically reviews each director's status as an independent director and whether any independent director has any other relationship with the Company that, in the judgment of the Board, would interfere with the director's exercise of independent judgment in carrying out such director's responsibilities as a director. The Board makes a determination as to whether each director is "independent" under the applicable provisions of the Exchange Act, the rules promulgated thereunder and the applicable rules of Nasdaq at two points in time during the year-after the annual general meeting of shareholders and in conjunction with the preparation and filing of the Company's proxy statement. To assist in making its determination, the Board solicits information from each of the Company's directors regarding whether such director, or any member of his or her immediate family, had a direct or indirect material interest in any transactions involving the Company, was involved in a debt relationship with the Company or received personal benefits outside the scope of such person's normal compensation.

        The Board has determined that each of David W. Anstice, Floyd E. Bloom, M.D., Robert A. Breyer, Wendy L. Dixon, Ph.D., Paul J. Mitchell and Nancy J. Wysenski are independent within the meaning of the Company's director independence standards and the director independence standards of the Exchange Act and Nasdaq. Furthermore, the Board has determined that each member of each committee of the Board is independent within the meaning of the director independence standards of the Company, the Exchange Act and Nasdaq.

Executive Sessions of Independent Directors

        The Board's policy is to hold meetings of the independent directors following each regularly scheduled in-person Board meeting. Independent director sessions do not include any employee directors of the Company and were held following each regularly scheduled in-person Board meeting during the 2015 Fiscal Year. The Board has adopted a Charter of the Lead Independent Director which requires that members of the Board elect a non-management director to serve in a lead capacity, known as the Lead Independent Director, if the Chairman of the Board and Chief Executive Officer of the Company are the same person. The Board annually elects an independent director to serve as the Lead Independent Director, and Mr. Mitchell has served as our Lead Independent Director since August 2012.

Board Leadership Structure

        The Board appointed Mr. Pops as Chairman of our Board and as our Chief Executive Officer. In determining that Mr. Pops serve in this combined role, the Board considered Mr. Pops' ability to provide effective, consistent and continuous leadership to both our Board and our Company, his ability to align the strategic objectives of both management and the Board, his extensive knowledge of our operations and the industry and markets in which we compete and his ability to promote communication and synchronize activities between our Board and our senior management.

        To facilitate effective independent oversight, the Board adopted a Lead Independent Director role. The Board believes that this structure provides an efficient and effective leadership model for the Company, and we believe that this Board leadership structure is the most appropriate structure for the Company as of the date of this proxy statement. The duties of the Lead Independent Director include:

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  presiding at all meetings of the Board at which the Chairman of the Board is not present, including all executive sessions of the independent directors;

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  reviewing and approving matters, such as agenda items and meeting schedules to assure there is sufficient time for discussion of all agenda items, and, where appropriate, information provided to other Board members;

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  serving as the principal liaison between the Chairman of the Board and the independent directors;

  •
  facilitating the retention of outside advisors and consultants who report directly to the Board on Board-wide issues;

  •
  calling meetings of the independent directors of the Board; and

  •
  ensuring availability, when appropriate and if requested by shareholders, for consultation and direct communication.

        A current copy of our Charter of the Lead Independent Director is available on the Corporate Governance page of the Investors section of the Company's website, available at http://investor.alkermes.com.

        In addition, the Board has three standing committees, each of which is comprised solely of independent directors and led by an independent chair. These committees are discussed in detail below and under the heading "Board Committees."

Policies Governing Director Nominations

Director Qualifications and Consideration of Diversity

        The Nominating and Corporate Governance Committee is responsible for reviewing with the Board, from time to time, the appropriate qualities, skills and characteristics desired of Board members in the context of the current make-up of the Board. This assessment includes consideration of the following minimum qualifications that the Nominating and Corporate Governance Committee believes must be met by all directors:

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  directors must be of high ethical character and share the values of the Company as reflected in the Company's Code of Business Conduct and Ethics applicable to all directors, officers and employees;

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  directors must have reputations, both personal and professional, consistent with the image and reputation of the Company;

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  directors must have the ability to exercise sound business judgment; and

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  directors must have substantial business or professional experience and be able to offer advice and guidance to the Company's management based on that experience.

        Although the Company does not have a formal diversity policy, the Company and the Nominating and Corporate Governance Committee endeavor to have a Board representing diverse viewpoints with broad experience in areas important to the operation of our Company such as business, science, medicine, finance/accounting and education. In this context, the Nominating and Corporate Governance Committee, in addition to the minimum qualifications set forth above, also considers a variety of attributes in selecting nominees to the Board, such as:

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  an understanding of, and experience in, the biotechnology and pharmaceutical industries;

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  an understanding of, and experience in, accounting oversight and governance, finance and marketing;

  •
  leadership experience with public companies or other significant organizations;

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  international experience; and

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  diversity of age, gender, culture and professional background.

        These factors and others are considered useful by the Board and are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time.

        Board members are expected to prepare for, attend and participate in all Board meetings, meetings of Board committees on which they serve and the Company's annual general meeting of shareholders. In addition, directors should stay abreast of the Company's business and markets. The Chief Legal Officer and the Chief Financial Officer will be responsible for assuring the orientation of new directors, and for periodically providing materials or briefing sessions for all directors on subjects that would assist them in discharging their duties. The Nominating and Corporate Governance Committee regularly reviews other potential educational topics for the Board and provides its recommendation to the Board as to whether other educational measures are appropriate. The Company provides opportunities for directors to visit Company facilities in order to provide greater understanding of the Company's business and operations. The Nominating and Corporate Governance Committee facilitates the annual Board and Board committee evaluations. The Board performs an annual self-evaluation, including individual director self-assessments, and each Board committee performs an annual self-evaluation to regularly assess the committee's and each of its member's effectiveness and each of its member's contribution to the committee. Such assessments consider, in the case of the Board or a Board committee, its charter or governing document(s), and, in the case of an individual director, the applicable position description(s), as well as the competencies and skills each individual director is expected to bring to the Board.

        Each Board member is expected to ensure that other existing and planned future commitments do not materially interfere with the member's service as a director. Board members should not hold more than six directorships (including such member's seat on the Company's Board), excluding for this purpose, not-for-profit organizations, trade organizations and related organizations, unless otherwise agreed to by the Nominating and Corporate Governance Committee. These other commitments will be considered by the Nominating and Corporate Governance Committee and the Board when reviewing Board candidates. Directors are expected to report changes in their primary business or professional association, including retirement, to the Chairman of the Board and the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, in consultation with the Chairman of the Board, will consider any effects these changes may have on the effectiveness of the director's contribution to the work of the Board.

Process for Identifying and Evaluating Director Nominees

        The Board is responsible for selecting its own members to stand for election. The Board delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board and management will be requested to take part in the process as appropriate.

        Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board's approval as director nominees for election to the Board. The Nominating and Corporate Governance Committee also recommends candidates for the Board's appointment to the committees of the Board.

Procedure for Recommendation of Director Nominees by Shareholders

        The Nominating and Corporate Governance Committee will consider director candidates who are recommended by shareholders of the Company. Shareholders, in submitting recommendations to the Nominating and Corporate Governance Committee for director candidates, shall follow the procedures set forth below.

        The Nominating and Corporate Governance Committee must receive any such recommendation for nomination not later than the close of business on the 90th day, nor earlier than the close of business on the 150th day, prior to the first anniversary of the date of the proxy statement delivered to shareholders in connection with the Company's preceding year's annual general meeting of shareholders.

        Such recommendation for nomination must be in writing and include the following:

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  all information relating to the individual recommended for consideration as a director nominee that would be required to be disclosed in solicitations of proxies for the election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, or any successor provisions thereto (including the director nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if approved by the Board and elected);

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  name and address of the individual recommended for consideration as a director nominee;

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  the principal occupation of the individual recommended for consideration as a director nominee;

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  name and address of the shareholder making the recommendation, as such may appear on the Company's Register of Members;

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  the class and number of shares that are owned beneficially and/or of record by such shareholder;

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  the total number of shares that will be voted for the individual recommended for consideration as a director nominee by the shareholder making the recommendation;

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  a written statement from such shareholder stating why such director nominee would be able to fulfill the duties of a director;

  •
  a representation that the shareholder making the recommendation is a registered holder of shares entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such nomination; and

  •
  a statement as to whether the shareholder intends or is part of a group that intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company's outstanding share capital required to approve or elect the nominee and/or (ii) otherwise to solicit proxies from shareholders in support of such nomination.

        The Nominating and Corporate Governance Committee may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company. If the shareholder making such director nomination does not appear, either directly or through a qualified representative, at the annual general meeting of shareholders, then such nomination shall be disregarded. Nominations must be sent to the attention of the Secretary of the Company by one of the two methods listed below:

        By mail (including courier or expedited delivery service to):

    Alkermes plc
    Connaught House
    1 Burlington Road
    Dublin 4, Ireland
    Attn: Secretary of Alkermes plc

        By facsimile to:

    + 353 1 772 8001
    Attn: Secretary of Alkermes plc

        The Secretary of the Company will promptly forward any such nominations to the Nominating and Corporate Governance Committee. Once the Nominating and Corporate Governance Committee receives the nomination of a candidate, the candidate will be evaluated and a recommendation with respect to such candidate will be delivered to the Board. Nominations not made in accordance with the foregoing policy shall be disregarded by the Nominating and Corporate Governance Committee and votes cast for such nominee shall not be counted.

Composition and Responsibilities of the Board

        The Company's business, property and affairs are managed under the direction of the Board. Members of the Board are kept informed of the Company's business through discussions with the Chief Executive Officer and other officers of the Company, by reviewing materials provided to them, by visiting the Company's locations and by participating in meetings of the Board and its committees and the Company's annual general meeting of shareholders.

Size of the Board

        The Board has been given the authority under our Articles of Association to set the size of the Board. The Board has set the Board size to seven and the Board currently consists of seven members.

The Board periodically reviews the appropriate size of the Board and, in accordance with our Articles of Association, this number may be adjusted from time to time by the Board.

Board Compensation

        It is the general policy of the Board that Board compensation should be a mix of cash and equity-based compensation. Full-time employee directors will not be paid for Board membership in addition to their regular employee compensation. Independent directors may not receive consulting, advisory or other compensatory fees from the Company if the receipt of such fees would result in disqualifying the director as an "independent" director in accordance with the applicable provisions of the Exchange Act, the rules promulgated thereunder and the applicable rules of Nasdaq. To the extent practicable or required by applicable rule or regulation, independent directors who are affiliated with the Company's service providers or partners or collaborators will undertake to ensure that their compensation from such providers or partners or collaborators does not include amounts connected to payments by the Company. The Compensation Committee periodically reviews director compensation in consultation with its independent compensation consultant and makes recommendations regarding director compensation to the Board based on comparable market data for director compensation.

Board's Role in Risk Oversight

        Assessing and managing risk is the responsibility of our management and our Board oversees and reviews various aspects of the Company's risk management efforts. The Board executes its oversight responsibility for Company risk management directly and through its Board committees, as set forth below.

  •
  Each year, the Board holds a meeting with the Chairman of the Board and Chief Executive Officer to discuss and review our mid- to long-term operating plans and overall corporate strategy, including a discussion of key risks to the plans and strategy and ways to mitigate such risks. The involvement of the Board in reviewing, and providing feedback on, our business strategy is critical to the determination of the types and appropriate levels of risk undertaken by the Company. In addition, on an informal basis and as part of the regularly scheduled Board meetings, the Board discusses and provides feedback regarding the strategic direction and the issues and opportunities facing our Company in light of trends and developments in the industry and the general business environment. In addition, the Company's Chief Risk Officer provides an annual overview to the Board of the results of the Company's annual enterprise risk management assessment, which is discussed in greater detail annually by the Audit and Risk Committee, as described below.

  •
  The Audit and Risk Committee is responsible for overseeing our financial, accounting and enterprise risk management programs and policies, as set forth in its charter. As part of fulfilling these responsibilities, the Audit and Risk Committee meets regularly with PwC, our independent auditor and accounting firm, and members of management and others, including our Chief Financial Officer and members of our legal and financial compliance departments, to assess the integrity of our financial reporting processes, internal controls and actions taken to monitor and control risks related to such matters. The Audit and Risk Committee also regularly meets with PwC in executive session, without management present. The Board and Audit and Risk Committee receive regular assessments from management as to our policies and internal procedures designed to promote compliance with laws and regulations affecting our business and the results of our internal auditing and monitoring practices in this regard. In addition, the Audit and Risk Committee engages in a regular review of our enterprise risk management process and discusses, on an as-needed basis, any risks identified by such process or otherwise identified, including an evaluation of any such risks and mitigation activities put in place in reference thereto. On an ongoing basis, members of our Audit and Risk Committee have direct access to our Chief Operating Officer, who serves as Chief Risk Officer of the Company and who is responsible for our enterprise risk management process.

  •
  The Compensation Committee is responsible for reviewing and evaluating risks related to our compensation programs, policies and practices. For additional discussion of the Company's efforts to manage compensation-related risks, see the discussion under the heading "Risk Assessment of Compensation Policies and Practices."

  •
  The Nominating and Corporate Governance Committee is responsible for reviewing our governance practices, policies and programs, including director and management succession planning, recruiting and other areas that may impact our risk profile from a governance perspective.

  •
  The Board has adopted a Compliance Policy Statement, pursuant to Section 225 of the Companies Act, applicable to our 2016 fiscal year and subsequent fiscal years. On an annual basis, our directors will review the Company's arrangements and structures intended to secure material compliance with the Company's obligations under Irish corporate and tax laws.

        In performing their risk oversight functions, each Board committee has full access to management, as well as the ability to engage outside advisors.

Succession Plan

        The Chairman of the Board reviews succession planning and management development with the Board or directors designated by the Board on an annual basis.

Scheduling and Selection of Agenda Items for Board Meetings

        In-person Board meetings are scheduled in advance at least four times a year. Furthermore, additional Board meetings may be called upon appropriate notice at any time to address specific needs of the Company. Each director may propose the inclusion of items on the agenda, request the presence of, or a report by, any member of the Company's management, or at any Board meeting raise subjects that are not on the agenda for that meeting. The Lead Independent Director approves the Board agenda in advance of the meeting. The Board may also take action from time to time by unanimous written consent.

        The meetings of the Board are typically held at the Company's headquarters in Dublin, Ireland, but occasionally meetings may be held at other locations at the discretion of the Board.

Board Committees

        The Company currently has three standing committees: Audit and Risk, Compensation, and Nominating and Corporate Governance. There will, from time to time, be occasions on which the Board may form a new committee or disband a current committee depending upon the circumstances. The Audit and Risk, Compensation and Nominating and Corporate Governance Committees are each composed entirely of independent directors.

        Each standing committee of the Board has a written charter, approved by the Board, which describes the committee's general authority and responsibilities. A current copy of each charter is available on the Corporate Governance page of the Investors section of the Company's website, available at http://investor.alkermes.com. Each standing committee of the Board undertakes an annual review of its charter and works with the Board to make such revisions as are considered appropriate.

        Each committee of the Board has the authority to engage outside experts, advisors and counsel to the extent it considers appropriate to assist the Board committee in its work.

Assignment of Committee Members

        The Board is responsible for the appointment of committee members. The Nominating and Corporate Governance Committee recommends candidates to the Board for appointment to the Board's standing committees, as well as for such committee chairs.

Frequency and Length of Committee Meetings and Committee Agenda

        The chair of each Board committee, in consultation with the Chairman of the Board and appropriate members of management, will determine the frequency and length of the committee meetings and develop the committee's agenda. The agendas and meeting minutes of the Board committees are available to the full Board, and other Board members are welcome to attend Board committee meetings, except that non-independent directors are not permitted to attend the executive sessions of any Board committee.

        Each Board committee regularly reports to the Board concerning such committee's activities.

Policies Governing Security Holder Communications with the Board

        The Board provides to every security holder the ability to communicate with the Board as a whole, and with individual directors on the Board, through an established process for security holder communication (as that term is defined by the rules of the SEC) as follows:

        For communications directed to the Board as a whole, security holders may send such communication to the attention of the Chairman of the Board via one of the two methods listed below:

        By mail (including courier or expedited delivery service) to:

    Alkermes plc
    Connaught House
    1 Burlington Road
    Dublin 4, Ireland
    Attn: Chairman of the Board of Directors

        By facsimile at:

    + 353 1 772 8001
    Attn: Chairman of the Board of Directors

        For security holder communications directed to an individual director in his or her capacity as a member of the Board, security holders may send such communications to the attention of the individual director via one of the two methods listed below:

        By mail (including courier or expedited delivery service) to:

    Alkermes plc
    Connaught House
    1 Burlington Road
    Dublin 4, Ireland
    Attn: [Name of Individual Director]

        By facsimile at:

    + 353 1 772 8001
    Attn: [Name of Individual Director]

        The Company will forward any such security holder communication to the Chairman of the Board, as a representative of the Board, and/or to the director to whom the communication is addressed. The

Company will forward such communication by certified mail to an address specified by each director and the Chairman of the Board for such purposes or by secure electronic transmission.

Policy Governing Director Attendance at Annual General Meetings of Shareholders

        The Board adopted a policy that all directors and all nominees for election as directors attend the Company's annual general meetings of shareholders in person. All directors attended the Company's 2015 Annual General Meeting of Shareholders.

Code of Ethics

        The Company has adopted a "code of ethics" (as defined by the regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act) that applies to all of the Company's directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company's Code of Business Conduct and Ethics also meets the requirements of a "code of conduct" (as defined by the rules of Nasdaq) and is applicable to all of the Company's officers, directors and employees. A current copy of the Code of Business Conduct and Ethics is available on the Corporate Governance page of the Investors section of the Company's website, available at http://investor.alkermes.com. We intend to disclose any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, on our website. A copy of the Code of Business Conduct and Ethics may also be obtained, free of charge, from the Company upon request directed to: Alkermes plc, Attention: Investor Relations, Connaught House, 1 Burlington Road, Dublin 4, Ireland.

        Members of the Board shall act at all times in accordance with the requirements of the Company's Code of Business Conduct and Ethics, which shall be applicable to each director in connection with his or her activities relating to the Company. This obligation shall at all times include, without limitation, adherence to the Company's policies with respect to conflicts of interest, confidentiality, protection of the Company's assets, interactions with government officials and healthcare professionals, ethical conduct in business dealings and respect for and compliance with applicable law. Any waiver of the requirements of the Code of Business Conduct and Ethics with respect to any individual director or any executive officer shall be reported to, and be subject to the approval of, the Board.

        For more corporate governance information, you are invited to access the Corporate Governance page of the Investors section of the Company's website, available at http://investor.alkermes.com.

 THE BOARD OF DIRECTORS AND ITS COMMITTEES

        Our Board held four meetings during the 2015 Fiscal Year. Each of the Company's directors attended at least 75% of the aggregate of all meetings of the Board and the committee(s) on which such director served during the 2015 Fiscal Year. The standing committees of the Board are the Audit and Risk Committee, the Nominating and Corporate Governance Committee and the Compensation Committee.

Audit and Risk Committee

        The Audit and Risk Committee consists of Paul J. Mitchell, Floyd E. Bloom, M.D. and Robert A. Breyer, each of whom is independent as defined by Rule 5605(a)(2) and as required under Rule 5605(c)(2) of Nasdaq's listing standards, as well as under the applicable requirements of the Exchange Act. Mr. Mitchell is the chair of the Audit and Risk Committee. In compliance with the Sarbanes-Oxley Act of 2002, the entire Board determined, based on all available facts and circumstances, that Mr. Mitchell and Mr. Breyer are "audit committee financial experts" as defined by the SEC. The Audit and Risk Committee held five meetings during the 2015 Fiscal Year.

        The Audit and Risk Committee operates under a written charter adopted by the Board, a current copy of which can be found on the Corporate Governance page of the Investors section of our website, available at http://investor.alkermes.com. Under the terms of its current charter, the Audit and Risk Committee's responsibilities include: (1) appointing, compensating and retaining our independent accounting firm, (2) overseeing the work performed by any independent accounting firm, (3) assisting the Board in fulfilling its responsibilities by: (i) reviewing the financial reports we provide to the SEC, our shareholders or to the general public, (ii) reviewing our internal financial and accounting controls and (iii) reviewing all related-party transactions, (4) overseeing the procedures of the Company designed to improve the quality and reliability of the disclosure of our financial condition and results of operations, (5) assessing and providing oversight to management relating to the identification and evaluation of major strategic, operational, regulatory, compliance and external risks inherent to our business and (6) reviewing procedures of the Company designed to facilitate: (i) the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and (ii) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. The committee will engage advisers as necessary, distribute relevant funding provided by the Company, and serve as the Qualified Legal Compliance Committee in accordance with Section 307 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC thereunder. Additionally, the Audit and Risk Committee is responsible for approving, in advance, any and all audit and non-audit services to be performed by PwC. All services provided by PwC during the 2015 Fiscal Year were pre-approved by the Audit and Risk Committee.

Nominating and Corporate Governance Committee

        The members of the Nominating and Corporate Governance Committee are Wendy L. Dixon, Ph.D., Robert A. Breyer and Nancy J. Wysenski, each of whom is independent as defined in Rule 5605(a)(2) of the Nasdaq listing standards. Dr. Dixon is the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held 4 meetings during the 2015 Fiscal Year.

        The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board, a current copy of which can be found on the Corporate Governance page of the Investors section of our website, available at http://investor.alkermes.com. Under the terms of its current charter, the Nominating and Corporate Governance Committee's responsibilities include: (1) identifying individuals qualified to become members of the Board and recommending that the Board select the director nominees for election, (2) periodically reviewing our Code of Business Conduct and Ethics applicable to all directors, officers and employees, (3) monitoring compliance with the Code of Business Conduct and Ethics, (4) periodically reviewing the Company's Corporate Governance Guidelines and related matters, and (5) reviewing all shareholder proposals submitted to the Company and recommending appropriate action to the Board.

Compensation Committee

        The members of the Compensation Committee are David W. Anstice, Paul J. Mitchell and Nancy J. Wysenski, each of whom is independent as defined in Rule 5605(a)(2) of the Nasdaq listing standards. Mr. Anstice is the chair of the Compensation Committee. The Compensation Committee held 14 meetings during the 2015 Fiscal Year. In determining the members of the Compensation Committee, the Board considers whether the members qualify as "non-employee directors" as defined in Rule 16b-3 under the Exchange Act and as "outside directors" as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

        The Compensation Committee operates under a written charter adopted by the Board, a current copy of which can be found on the Corporate Governance page of the Investors section of our website,

available at http://investor.alkermes.com. Under the terms of its current charter, the Compensation Committee's responsibilities include: (1) discharging the Board's responsibilities relating to the compensation of our executives, (2) administering our incentive compensation and equity plans, (3) producing an annual report on executive compensation for inclusion in our proxy statement in accordance with applicable rules and regulations, (4) reviewing and discussing with our management our executive compensation disclosure (including our disclosure under "Executive Compensation—Compensation Discussion and Analysis ") included in reports and registration statements filed with the SEC, (5) directing the appointment and compensation, and overseeing the work, of any compensation consultant, legal counsel or other adviser retained by the Compensation Committee, with the Company required to provide for appropriate funding, as determined by the Compensation Committee, for payment of reasonable compensation to any such compensation consultant, legal counsel or other adviser, and (6) evaluating and recommending to the Board appropriate compensation for our directors and ensuring proper disclosure of payments to our directors other than in their capacity as directors.

        The Compensation Committee has established procedures for the grant of options to eligible new employees. The Limited Compensation Sub-Committee, consisting of David W. Anstice, acted by unanimous written consent during the 2015 Fiscal Year. The Limited Compensation Sub-Committee has the authority to make individual grants of stock options, up to the limit of its authority, to employees of the Company who are not subject to the reporting requirements of the Exchange Act and who are below the level of Vice President of the Company. The Limited Compensation Sub-Committee has generally approved new hire employee stock option grants of up to 25,000 shares per individual grant to such eligible employees.

        The Limited Compensation Sub-Committee will grant options to eligible new hires, within the limits of its authority, on the first Wednesday following the first Monday of each month (or the first business day thereafter if such day is a holiday), also known as the New Hire Grant Date, for all eligible new hires beginning their employment the prior month. New hire grants that exceed the authority of the Limited Compensation Sub-Committee will be granted on the New Hire Grant Date or, if not possible, as soon as practicable thereafter, by the Compensation Committee as a whole.

Compensation Committee Interlocks and Insider Participation

        David W. Anstice (Chair) and Paul J. Mitchell served on the Compensation Committee for the entire 2015 Fiscal Year. Nancy J. Wysenski was appointed as a member of the Compensation Committee on May 28, 2015 and continues to serve as a member. Geraldine A. Henwood served as a member of the Compensation Committee until she resigned from the Board, and therefore resigned from the Compensation Committee, in March 2015.

        During the 2015 Fiscal Year, none of our executive officers served as: (i) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Board's Compensation Committee; (ii) a director of another entity, one of whose executive officers served on our Board's Compensation Committee; or (iii) a member of the compensation committee (or other committee of the board performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served as our director.

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

(Ordinary resolution)

        Our Compensation Discussion and Analysis, which appears later in this proxy statement, describes our executive compensation program and the compensation decisions that the Compensation Committee made with respect to the compensation of our named executive officers for the 2015 Fiscal Year. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. As required pursuant to Section 14A of the Exchange Act, our Board is asking that shareholders cast a non-binding, advisory vote FOR the following resolution:

        "RESOLVED, that the Company's shareholders approve, on an advisory basis, the compensation paid to the Company's named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, and related compensation tables and narrative discussion."

        Our Board is asking that shareholders support this Proposal 2. Although the vote you are being asked to cast is advisory, and therefore non-binding, we value the views of our shareholders, and the Compensation Committee will consider the outcome of the vote when making future compensation decisions for our named executive officers. Abstentions and broker non-votes, if any, are not counted for purposes of determining the votes received for this Proposal 2.

        In 2015, we submitted our executive compensation program to an advisory vote of our shareholders, and it received the support of over 93.5% of the total votes cast at our 2015 Annual General Meeting of Shareholders.

        Our Board will hold a non-binding, advisory vote of our shareholders on our executive compensation program and the compensation decisions that the Compensation Committee made with respect to the compensation of our named executive officers every year until the next required shareholder vote on the frequency of such advisory vote. The next shareholder vote on the frequency of such advisory vote currently is expected to be held at our 2018 Annual General Meeting of Shareholders.

        The Board unanimously recommends that you vote FOR the advisory vote on executive compensation.

PROPOSAL 3

NON-BINDING RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR AND ACCOUNTING FIRM AND BINDING AUTHORIZATION OF AUDIT AND RISK
COMMITTEE TO SET INDEPENDENT AUDITOR AND ACCOUNTING FIRM'S REMUNERATION

(Ordinary resolution)

        PwC served as our independent auditor and accounting firm for the 2015 Fiscal Year. The Audit and Risk Committee reviewed and discussed the performance of PwC as the Company's independent auditor and accounting firm for the 2015 Fiscal Year. Following such review and discussion, the Audit and Risk Committee of the Board has retained PwC to serve as the Company's independent auditor and accounting firm for the fiscal year ending December 31, 2016. Although we are not required to submit the appointment of PwC for shareholder approval, as a matter of good corporate governance, the Board, upon the recommendation of the Audit and Risk Committee, has determined to submit its selection for ratification by shareholders and to ask that shareholders authorize the Audit and Risk Committee to set the independent auditor and accounting firm's remuneration. If the selection of PwC is ratified, the Audit and Risk Committee, in its discretion, may still select a different independent auditor and independent firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. As required under Irish law, the resolution in respect of this Proposal 3 is an ordinary resolution that requires the affirmative vote of the majority of the votes cast (meaning the number of shares voted "for" this Proposal 3 must exceed the number of shares voted "against" this Proposal 3). Abstentions, if any, will be counted for purposes of establishing a quorum but will not affect the vote for this Proposal 3. Further, because we believe this matter to be routine, a broker nominee may vote on your behalf if you do not otherwise provide instructions.

        A representative of PwC is expected to be present at the Annual Meeting and will be given the opportunity to make a statement, if he or she so desires, and to respond to appropriate questions.

        The text of the resolution in respect of Proposal 3 is as follows:

  "RESOLVED, to ratify, on a non-binding, advisory basis, the appointment of PricewaterhouseCoopers LLP as the independent auditor and accounting firm of Alkermes plc and to authorize, in a binding vote, the Audit and Risk Committee to set such independent auditor and accounting firm's remuneration."

        The Board unanimously recommends that you vote FOR the non-binding ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditor and accounting firm for the fiscal year ending December 31, 2016 and the binding authorization of the Audit and Risk Committee of the Board to set the independent auditor and accounting firm's remuneration.

PROPOSAL 4

APPROVAL OF
ALKERMES PLC 2011 STOCK OPTION AND INCENTIVE PLAN, AS AMENDED
(Ordinary resolution)

Overview

        Our Board is requesting shareholder approval of the Alkermes plc 2011 Stock Option and Incentive Plan, as amended (the "2011 Plan"), as amended by this Proposal 4 to increase the number of ordinary shares authorized for issuance thereunder by 8,899,500 (subject to adjustment for stock splits, stock dividends and similar events). If approved by shareholders, the maximum number of ordinary shares authorized for issuance pursuant to future awards under the 2011 Plan will be the remaining shares available for issuance under the 2011 Plan at the time of shareholder approval, plus 8,899,500.

        Shareholder approval of the 2011 Plan, as amended by this Proposal 4, will also serve to approve the performance measures set forth in the 2011 Plan, as further described below under the section entitled "—Qualified Performance-Based Compensation under Code Section 162(m)."

        As of the Record Date, 2,506,148 ordinary shares remained available for future issuance under the 2011 Plan and the Alkermes plc 2008 Amended and Restated Stock Option and Incentive Plan (the "2008 Plan" and, together with the 2011 Plan, the "Equity Plans"). While additional shares may become available under our Equity Plans, such as through employee terminations, this number is not expected to be material.

        As of the Record Date, an aggregate of 14,957,747 ordinary shares are issuable upon exercise of outstanding options with a weighted average exercise price of $32.07 and a weighted average remaining term of 6.70 years. As of the Record Date, 2,780,504 ordinary shares are subject to unvested restricted stock unit awards, of which 2,501,991 are time-based restricted stock unit awards and 278,513 were granted as performance-based restricted stock unit awards for which the performance criteria was achieved and which are now subject to time-based vesting restrictions. As of the Record Date, we have a total of 151,001,779 ordinary shares outstanding.

        The Alkermes plc 2011 Stock Option and Incentive Plan was adopted by our Board on September 16, 2011, with subsequent amendments adopted by our Board on October 5, 2011 and October 31, 2011. The Alkermes plc 2011 Stock Option and Incentive Plan, as so amended, was approved by our shareholders on December 8, 2011. Our shareholders approved an amendment to such plan on August 1, 2012 and subsequently approved the Alkermes plc 2011 Stock Option and Incentive Plan, as so amended, in an amended and restated form, on August 1, 2013 and May 28, 2014.

        The 2011 Plan, as amended in accordance with this Proposal 4, is attached as Appendix A to this proxy statement and is incorporated herein by reference.

Why do we believe our shareholders should approve our 2011 Plan, as amended by this Proposal 4, to increase the number of shares authorized for issuance thereunder?

  1.
  We believe the size of our share reserve increase request is reasonable.

      We expect our request will provide us with sufficient ordinary shares to support between one and two years of equity awards at our current market value. Equity awards are key to attracting and retaining employees integral to the successful development of our clinical pipeline, the commercialization of our products and the accomplishment of transformative business transactions. Our compensation philosophy with respect to equity is to target the 50th percentile by value, as determined using the Black-Scholes option pricing model and market prices for restricted stock unit awards, of our comparable peer group, with the opportunity to increase or decrease the value of equity from the 50th percentile based upon performance. If our request is not approved, we do not expect to have sufficient ordinary shares to support our next round of annual equity awards at our current market value.

  2.
  Equity awards are integral to our compensation program and to our success.

  a.
  Our research efforts and development pipeline are increasing and advancing. For example, in 2016 alone, we expect to conduct at least 45 clinical trials. In addition, we are expanding our research and discovery capabilities and initiatives. As we complete such clinical activities, establish new development programs, and advance our investigational products to the next phase of development, we face the need to expand our research and development functions with qualified and highly skilled personnel. Competition for personnel in our industry and the geographic regions in which we operate is intense, with competition for individuals skilled in our areas of focus exceptionally so.

  b.
  We are continuing to build the infrastructure to support the commercialization of VIVITROL, ARISTADA, and our advanced clinical programs and, in this context, are looking for qualified and highly skilled personnel with marketed product experience. Competition for such personnel in our industry and the geographic regions in which we operate is also intense, with numerous companies also launching or marketing products.

  c.
  Equity awards have been and, we believe, will continue to be, an integral component of our overall compensation program, enabling us to attract qualified and skilled employees and directors, retain our existing employees, including our experienced management team, and provide incentives for our employees to exert maximum efforts for our success, ultimately contributing to an increase in shareholder value.

  3.
  We believe we have responsibly utilized our equity compensation to align employee interests with those of our shareholders to achieve and sustain share price growth.

      Our one-year and three-year shareholder returns were 36% and 329%, respectively, for the periods ended December 31, 2015.

  4.
  We manage our equity incentive award use carefully.

  a.
  As of the Record Date, our full dilution, which is calculated as (shares available for grant + shares subject to outstanding equity incentive awards) / (shares outstanding + shares available for grant + shares subject to outstanding equity incentive awards) is less than 12%. This is despite the fact that a majority of the total ordinary shares underlying our outstanding stock option awards are subject to vested, yet unexercised, options, approximately 75% of which have a weighted average exercise price less than the closing price of our ordinary shares as of the Record Date (and all of which had a weighted average exercise price less than the closing price of our ordinary shares as of December 31, 2015). See the Outstanding Stock Option Awards table on the following page. We believe that this is a bullish indicator as to executive and employee confidence in the future of the Company and provides them with added incentive to increase the ordinary share price and create shareholder value.

  b.
  Our historical adjusted average burn rate for the prior three fiscal periods (including the 2015 Fiscal Year, the fiscal year ended December 31, 2014 (the "2014 Fiscal Year") and the nine-month transition period that commenced on April 1, 2013 and ended December 31, 2013 (the "Transition Period")), as calculated by ISS is well below the benchmark that ISS applies to companies listed on the Russell index in our Global Industry Classification Standard industry group. Our average unadjusted burn rate for the same period is 2.14%.

    c.
    Our burn rate for the 2015 Fiscal Year, on an adjusted and unadjusted basis, was 3.00% and 2.47%, respectively.

Outstanding Stock Option Awards

        The following table provides supplementary information with respect to stock options outstanding as of the Record Date. The exercisable options listed below have a weighted average exercise price less than the closing price of our ordinary shares on Nasdaq on December 31, 2015.

Year Granted	Options Outstanding	Options Exercisable	Weighted Average Exercise Price	Weighted Average Contractual Term (in Years)
12 Months Ended December 31, 2016*	2,168,600	—	$33.39	9.95
12 Months Ended December 31, 2015	2,476,170	464,913	$67.85	9.10
12 Months Ended December 31, 2014	1,823,009	861,833	$46.85	8.09
9 Months Ended December 31, 2013	1,630,472	884,722	$33.66	7.24
12 Months Ended March 31, 2013	1,764,029	1,312,779	$16.80	6.20
12 Months Ended March 31, 2012	1,581,788	1,581,788	$17.15	5.29
12 Months Ended March 31, 2011	941,190	941,190	$12.15	4.24
12 Months Ended March 31, 2010	1,141,086	1,141,086	$8.94	3.47
12 Months Ended March 31, 2009	601,004	601,004	$12.08	2.38
12 Months Ended March 31, 2008	419,472	419,472	$15.71	1.39
12 Months Ended March 31, 2007	410,927	410,927	$16.55	0.51

	14,957,747	8,619,714

*
Reflects option awards granted through the Record Date. This includes annual equity awards made to employees on February 29, 2016.

Important Aspects of our 2011 Plan Designed to Protect our Shareholders' Interests

        The 2011 Plan contains certain provisions designed to protect our shareholders' interests and reflect corporate governance best practices including those set forth below, which are qualified in their entirety by the "Summary of the 2011 Plan" and the full text of the 2011 Plan, as amended in accordance with this Proposal 4, attached hereto as Appendix A.

  •
  Shareholder approval is required for additional shares.  The 2011 Plan does not contain an annual "evergreen" provision. Thus, shareholder approval is required each time we need to increase the share reserve, allowing our shareholders the ability to have a say on our equity compensation programs.

  •
  Share counting provisions.  The share reserve under the 2011 Plan is reduced one share for each ordinary share issued pursuant to an option and 1.8 ordinary shares for each ordinary share issued pursuant to a full value award. This helps to ensure that management and our Compensation Committee are using the share reserve effectively and with regard to the value of each type of equity award. The 2011 Plan also prohibits liberal share recycling, meaning shares tendered or held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding are not available for future issuance under the 2011 Plan.

  •
  Submission of 2011 Plan amendments to shareholders.  The 2011 Plan requires shareholder approval for material amendments to the 2011 Plan, including, as noted above, any increase in the number of shares reserved for issuance under the 2011 Plan.

  •
  Flexibility in designing equity compensation scheme.  The 2011 Plan allows us to provide a broad array of equity incentives, including traditional option grants, restricted stock awards, restricted stock unit awards, performance stock awards and cash awards. By providing this flexibility, we can quickly and effectively react to trends in compensation practices and continue to offer competitive compensation arrangements to attract and retain the talent necessary for the success of our business.

  •
  No option or SAR repricing.  The 2011 Plan explicitly prohibits repricing options or stock appreciation rights in any manner without shareholder approval, including cancelling awards in exchange for cash or another award.

  •
  No automatic equity grants.  The 2011 Plan does not include automatic initial (upon becoming a member of the Board) or annual grants of equity to directors.

  •
  Minimum 1-year vesting requirement.  Under the 2011 Plan, options are not exercisable until at least one year from grant date. Under the 2011 Plan, restricted stock and restricted stock units with performance-based vesting cannot vest less than one year from the grant date and restricted stock and restricted stock units with time-based vesting cannot fully vest less than three years from the grant date.

  •
  Equity Clawback.  Equity awards granted to our executive officers under the 2011 Plan are subject to our clawback policy, as in effect from time to time. A current copy of the Clawback Policy can be found on the Corporate Governance page of the Investors section of our website, available at http://investor.alkermes.com.

  •
  Change in Control.  Under the terms of our 2011 Plan, the Administrator (as defined below) has the authority to determine the conditions under which any award under the 2011 Plan will become exercisable in the event of a Sale Event (as defined in the 2011 Plan) at the time of grant of such award.

Required Vote

        Approval of the 2011 Plan, as amended by this Proposal 4, requires the affirmative vote of the majority of the votes cast by shareholders (meaning the number of shares voted "for" this Proposal 4 must exceed the number of shares voted "against" this Proposal 4). Abstentions and broker non-votes, if any, will be counted for purposes of establishing a quorum but will not affect vote for this Proposal 4.

Recommendation

        The text of the resolution in respect of Proposal 4 is as follows:

  "RESOLVED, that the Alkermes plc 2011 Stock Option and Incentive Plan, as amended, be APPROVED."

        The Board unanimously recommends that you vote FOR approval of the 2011 Plan, as amended.

Principal Features of the 2011 Plan

        The material features of the 2011 Plan are as set forth below.

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  The 2011 Plan will be administered by either the Compensation Committee of the Board or by a similar committee performing the functions of the Compensation Committee and which is comprised of not less than two independent, non-employee directors (in either case, the

    "Administrator"). The Administrator, in its discretion, may grant a variety of incentive awards based on our ordinary shares. The Administrator may delegate its authority and duties with respect to the granting of options to a subcommittee of one or more members of the Board.

  •
  The award of stock options (both incentive and non-qualified options), restricted stock unit awards, restricted stock awards, cash-based awards and performance share awards is permitted.

  •
  For purposes of determining the number of our ordinary shares available for issuance under the 2011 Plan, (a) the grant of any full value award (i.e., an award other than a stock option) is deemed as an award of 1.8 ordinary shares for each such ordinary share actually subject to the award and shall be treated similarly if returned to reserve status when forfeited or canceled under the 2011 Plan, and (b) the grant of a stock option is deemed as an award of one ordinary share for each such ordinary share actually subject to the award.

  •
  Our Board may at any time amend or discontinue the 2011 Plan, and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder's consent. Additionally, no option or stock appreciation right may be repriced in any manner without shareholder approval. Any amendments that materially change the terms of the 2011 Plan, including any amendments that increase the number of shares reserved for issuance under the 2011 Plan, expand the types of awards available, materially expand the eligibility to participate in, or materially extend the term of, the 2011 Plan, or materially change the method of determining the fair market value of our ordinary shares, will be subject to approval by our shareholders. Amendments shall also be subject to approval by our shareholders if and to the extent determined by the Administrator to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the 2011 Plan qualifies as performance-based compensation under Section 162(m) of the Code.

        Based solely on the closing price of our ordinary shares as reported on Nasdaq on the Record Date, the aggregate market value of the 28,649,500 shares, representing the maximum number of ordinary shares to be issued under the 2011 Plan, as amended in accordance this Proposal 4, is $859.2 million. Shares tendered or held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding are not available for future issuance under the 2011 Plan. The shares available for issuance by us under the 2011 Plan will be authorized, but unissued, shares.

Qualified Performance-Based Compensation Under Code Section 162(m)

        To ensure that certain awards granted under the 2011 Plan to a "Covered Employee" (as defined in the Code) qualify as "performance-based compensation" under Section 162(m) of the Code, the 2011 Plan provides that the Administrator may require that the vesting or grant of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following: (1) earnings before interest, taxes, depreciation and amortization, (2) net income (loss) (either before or after interest, taxes, depreciation and/or amortization), (3) changes in the market price of our ordinary shares, (4) economic value-added, (5) initiation or completion of clinical trials, (6) results of clinical trials, (7) drug development or commercialization milestones, (8) collaboration milestones, (9) operational measures including production capacity and capability, (10) hiring and retention of key managers, (11) expense management, (12) capital-raising transactions, (13) sales or revenue, (14) acquisitions or strategic transactions, (15) operating income (loss), (16) cash flow (including, but not limited to, operating cash flow and free cash flow), (17) return on capital, assets, equity, or investment, (18) shareholder returns, (19) gross or net profit levels, (20) operating margins, (21) earnings (loss) per ordinary share and (22) sales or market shares, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Administrator will select, within 90 days following the commencement of a performance cycle, the particular performance criteria for such award and the performance goals with respect to each performance criterion. Each such award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code will not exceed 4,000,000 ordinary shares for any performance cycle. If a performance-based award is payable in cash to any executive, it cannot exceed $25 million for any performance cycle.

Summary of the 2011 Plan

        The following description of certain features of the 2011 Plan, as amended in accordance with this Proposal 4, is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2011 Plan, as amended in accordance with this Proposal 4, attached hereto as Appendix A.

        Plan Administration.    The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2011 Plan. The Administrator may delegate to a subcommittee comprised of one or more members of the Board all or part of the Administrator's authority and duties with respect to the granting of options to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. Any such delegation by the Administrator shall include a limitation as to the amount of options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria.

        Eligibility and Limitations on Grants.    Persons eligible to participate in the 2011 Plan will be those officers, employees, non-employee directors and other key persons (including consultants and prospective employees) of the Company and its subsidiaries as selected from time to time by the Administrator. The intention in making awards to eligible persons under the 2011 Plan will be to align the compensation of these individuals over a multi-year period directly with the interests of our shareholders and serve as a tool in the recruiting and retention of these individuals.

        The maximum award of stock options granted to any one individual will not exceed 4,000,000 ordinary shares (subject to adjustment for stock splits and similar events) for any calendar-year period. The maximum number of ordinary shares that can be awarded in the form of incentive stock options under the 2011 Plan, as amended, will not exceed 28,649,500 (subject to adjustment for stock splits and similar events).

        Stock Options Granted to Employees and Key Persons and Non-Employee Directors.    The 2011 Plan permits the granting of (1) stock options intended to qualify as incentive stock options under Section 422 of the Code and (2) stock options that do not so qualify. Options granted under the 2011 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons. The option exercise price of each option will be determined by the Administrator but may not be less than 100% of the fair market value of our ordinary shares on the date of grant.

        The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. Options may be subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. The Administrator will determine at what time or times each option may be exercised. Options may be made exercisable in installments, provided they shall not be exercisable for a period of at least one year from the date of grant, and the exercisability of options may be accelerated by the Administrator. Options may be exercised in whole or in part with written or electronic notice to the Company's delegate. Upon exercise of non-qualified stock options, unless otherwise determined by the Administrator, the purchase price must be paid through a net reduction in the number of ordinary shares issuable upon such exercise, based on the fair market value of our ordinary shares on the date of exercise. Upon exercise of incentive stock options and those non-qualified options for which the Administrator elects not to utilize the above payment method, the option exercise price may be paid in full either in cash, by certified or bank check or other instrument acceptable to the Administrator or by delivery (or attestation to the ownership) of ordinary shares that are beneficially owned by the optionee based on the fair market value of our ordinary shares on the date of exercise or, subject to applicable law, by delivery to the Company of an exercise notice together with irrevocable instructions to a broker to promptly deliver cash or a check payable to the Company for the purchase price.

        To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of our ordinary shares subject to incentive options that first become exercisable by a participant in any one calendar year.

        Grants of stock options to our non-employee directors will initially consist of options in respect of ordinary shares reserved and available for issuance under our 2008 Plan. If and when no ordinary shares remain available for issuance under our 2008 Plan, then such non-employee director grants will consist of options in respect of ordinary shares reserved and available for issuance under our 2011 Plan.

        Restricted Stock Unit Awards.    The Administrator may award stock units as restricted stock unit awards to participants. Restricted stock unit awards are ultimately payable in the form of ordinary shares and may be subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. However, in the event these awards granted to employees have a performance-based goal, the restriction period will be at least one year, and in the event these awards granted to employees have a time-based restriction, the restriction period will be at least three years, but vesting can occur incrementally over the three-year period. The Administrator may waive the foregoing restriction in the case of a grantee's death, disability or retirement or upon a Sale Event (as defined in the 2011 Plan). To the extent a restricted stock unit award is subject to Section 409A of the Code, it may contain such additional terms and conditions as the Administrator shall determine in order for such award to comply with the requirements of Section 409A.

        The Administrator, in its sole discretion, may permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of a restricted stock unit award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of phantom stock units (which may be fully vested) based on the fair market value of our ordinary shares on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred.

        Restricted Stock.    The Administrator may award ordinary shares to participants subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period. However, in the event these awards granted to employees have a performance-based restriction, the restriction period will be at least one year, and in the event these awards granted to employees have a time-based restriction, the restriction will be at least three years, but vesting can occur incrementally over the three-year period. The Administrator may waive the foregoing restriction in the case of a grantee's death, disability or retirement or upon a Sale Event (as defined in the 2011 Plan).

        Cash-Based Awards.    Each cash-based award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a cash-based award may be made in cash or in ordinary shares, as the Administrator determines. Except as may otherwise be provided by the Administrator, a grantee's right in all cash-based awards that have not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its subsidiaries for any reason (including if a subsidiary ceases to be a subsidiary of the Company).

        Performance Share Awards.    The Administrator may grant performance share awards independent of, or in connection with, the granting of other awards under the 2011 Plan. The Administrator, in its sole discretion, determines whether and to whom performance share awards will be granted, the performance goals subject to the award, the period during which performance is to be measured, which may not be less than one year, and such other conditions as the Administrator shall determine. Upon the attainment of the performance goal, the grantee is entitled to receive ordinary shares.

        Tax Withholding.    Participants in the 2011 Plan are responsible for the payment of any federal, national, state or local taxes that we are required by law to withhold upon any option exercise or vesting of other awards. The Company has the right to deduct any such taxes from any payment otherwise due to grantee, including the right to reduce the number of ordinary shares otherwise required to be issued to a grantee in an amount that, on the date of issuance, would have a fair market value equal to all such taxes required to be withheld by the Company.

        Change in Control Provisions.    Under the terms of our 2011 Plan, the Administrator has the authority to determine the conditions under which any award under the 2011 Plan will become exercisable in the event of a Sale Event (as defined in the 2011 Plan) at the time of grant of such award. Except to the extent the Administrator determines otherwise at the time of grant, the 2011 Plan provides that all stock options that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event; all other awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event; and all awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator's discretion. In addition, in the event of a Sale Event in which the Company's shareholders will receive cash consideration, the Company may make or provide for a cash payment to participants holding vested stock options equal to the difference between the per share cash consideration and the exercise price of any vested stock option.

        Amendments and Termination.    Our Board may at any time amend or discontinue the 2011 Plan, and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder's consent. Any amendments that materially change the terms of the 2011 Plan, including any amendments that increase the number of ordinary shares reserved for issuance under the 2011 Plan, expand the types of awards available, materially expand the eligibility to participate in, or materially extend the term of the 2011 Plan, or materially change the method of determining the fair market value of our ordinary shares, will be subject to approval by our shareholders. Amendments shall also be subject to approval by our shareholders if and to the extent determined by the Administrator to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the 2011 Plan qualifies as performance-based compensation under Section 162(m) of the Code. In addition, except in connection with a reorganization or other similar change in the capital stock of the Company or a merger or other transaction, without prior shareholder approval, the Administrator may not reduce the exercise price of an outstanding stock option or effect re-pricing of an outstanding stock option through cancellation or re-grants or through cancellation in exchange for cash or another award.

Effective Date of 2011 Plan

        The Alkermes plc 2011 Stock Option and Incentive Plan was approved by our shareholders on December 8, 2011. Our shareholders approved an amendment to such plan on August 1, 2012 and subsequently approved the Alkermes plc 2011 Stock Option and Incentive Plan, as so amended, in an amended and restated form, on August 1, 2013 and May 28, 2014. Awards of incentive options may be granted under the 2011 Plan until ten years after Board approval. No awards may be granted under such plan after the date that is ten years from the date of shareholder approval.

New Plan Benefits

        The benefits or amounts that may be received by, or allocated to, the Company's Chief Executive Officer, Chief Financial Officer, and the three other named executive officers, all executives as a group, non-executive directors as a group and non-executive officer employees as a group, are granted on a discretionary basis and, as such, are not determinable as awards under the 2011 Plan.

        Grants of stock options to our non-employee directors will initially consist of options in respect of ordinary shares reserved and available for issuance pursuant to our 2008 Plan. If and when no ordinary shares remain available for issuance under our 2008 Plan, then such non-employee director grants will consist of options in respect of ordinary shares reserved and available for issuance under our 2011 Plan.

U.S. Federal Income Tax Consequences

        The following is a summary of the principal U.S. federal income tax consequences of certain transactions under the 2011 Plan. It does not describe all U.S. federal tax consequences under the 2011 Plan, nor does it describe state or local tax consequences.

        Incentive Options.    No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If ordinary shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (1) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (2) we will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

        An incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply. If ordinary shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the ordinary shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (2) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares.

        Non-Qualified Options.    No taxable income is generally realized by the optionee upon the grant of a non-qualified option. Generally (1) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and we receive a tax deduction for the same amount, and (2) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Parachute Payments

        The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on the Company's Deductions

        As a result of Section 162(m) of the Code, our deduction for certain awards under the 2011 Plan may be limited to the extent that the Chief Executive Officer or other executive officer (other than our Chief Financial Officer) whose compensation is required to be reported in the summary compensation table receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The 2011 Plan is structured to allow certain grants to qualify as performance-based compensation.

        A copy of the 2011 Plan, as amended in accordance with this Proposal 4, is attached as Appendix A.

PROPOSAL 5

BOARD AUTHORITY TO ISSUE SHARES

(Ordinary resolution)

        Under Irish law, directors of an Irish public limited company must have authority from its shareholders to issue any shares, including shares which are part of the company's authorized but unissued share capital. Our current authorization, approved by shareholders at a special meeting of our shareholders in 2011, will expire on September 15, 2016. Our directors may allot relevant securities in pursuance of any offer or agreement under our current authorization until its expiry. We are presenting this Proposal 5 to renew the Board's authority to issue our authorized shares on the terms set forth below.

        We are seeking approval to authorize the Board, effective as of the expiry of our current authorization noted above, to issue up to a maximum of 33%, or 66% pursuant to a fully pre-emptive rights issue, of our issued ordinary share capital as of April 7, 2016 (the latest practicable date before this proxy statement), for a period expiring 18 months from the date this authority takes effect, unless otherwise varied, revoked or renewed. We expect to propose renewal of this authorization on a regular basis at our annual general meetings in subsequent years.

        Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. This authority is fundamental to our business and enables us to issue shares, including, if applicable, in connection with funding acquisitions and raising capital. We are not asking you to approve an increase in our authorized share capital or to approve a specific issuance of shares. Instead, approval of this Proposal 5 will only grant the Board the authority to issue shares that are already authorized under our Articles of Association upon the terms set forth below. In addition, we note that, because we are a Nasdaq-listed company, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of Nasdaq and the SEC, including those rules that limit our ability to issue shares in specified circumstances. Furthermore, we note that this authorization is required as a matter of Irish law and is not otherwise required for other companies listed on Nasdaq with whom we compete. Accordingly, approval of this resolution would merely place us on par with other Nasdaq-listed companies.

        As required under Irish law, the resolution in respect of this Proposal 5 is an ordinary resolution that requires the affirmative vote of the majority of the votes cast (meaning the number of shares voted "for" this Proposal 5 must exceed the number of shares voted "against" this Proposal 5). Abstentions if any, will be counted for purposes of establishing a quorum but will not affect the vote for this Proposal 5. Further, because we believe this matter to be routine, a broker nominee may vote on your behalf if you do not otherwise provide instructions.

        The text of the resolution in respect of Proposal 5 is as follows:

  "RESOLVED, that the Company may, with effect as of September 15, 2016, allot relevant securities (within the meaning of section 1021 of the Companies Act 2014) up to an aggregate nominal value of $503,618 (50,361,792 shares) (being equivalent to approximately 33% of the aggregate nominal value of the issued ordinary share capital of the Company as of April 7, 2016 (the latest practicable date before this proxy statement)), and, pursuant to a fully pre-emptive rights issue, up to an aggregate nominal value of $1,007,236 (100,723,584 shares) (being equivalent to approximately 66% of the aggregate nominal value of the issued ordinary share capital of the Company as of April 7, 2016 (the latest practicable date before this proxy statement)) and the authority conferred by this resolution shall expire 18 months from the date this authority takes effect, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired and, in that case, the directors may allot relevant securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired."

        The Board unanimously recommends that you vote FOR granting board authority to issue shares under Proposal 5.

PROPOSAL 6

AMEND THE COMPANY'S (A) ARTICLES OF ASSOCIATION; AND (B) MEMORANDUM OF ASSOCIATION

(Special resolution)

        Proposal 6A sets out certain proposed amendments to our Articles of Association, and Proposal 6B sets out certain proposed amendments to our Memorandum of Association. Under Irish law, any amendment to a public company's Articles of Association must be voted on separately from any amendment to a public company's Memorandum of Association. For that reason, we are asking shareholders to separately vote on Proposals 6A and 6B; however, given the inextricable link between Proposals 6A and 6B, each proposal is subject to the other being approved by shareholders, and as a result, both proposals will fail if either proposal does not pass.

Proposal 6A: Proposed Amendments to the Company's Articles of Association in Connection with Recent Changes in Irish Law

        The description of the following proposed amendments to our Articles of Association is only a summary and is qualified in its entirety by reference to the complete text of the proposed amendments, which is attached to this proxy statement as Appendix B. We urge you to read Appendix B in its entirety before casting your vote.

        On June 1, 2015, the Companies Act took effect in Ireland. The Companies Act is meant to consolidate and modernize company law in Ireland. Although the changes to Irish company law will not impact the Company's day-to-day operations, we must make some updates to our Articles of Association to ensure that they are not impacted or affected by the introduction of this new law. None of the updates to our Articles of Association proposed to be made in connection with the Companies Act will materially change the rights of our shareholders. As an example, the Companies Act will automatically apply certain sections of the Companies Act to the Company unless we explicitly opt-out. Given many of these sections either address matters that are already covered by our Articles of Association or are not applicable to us, we are proposing to amend our Articles of Association to explicitly opt-out of certain provisions, as permitted by the Companies Act 2014. For example, the Companies Act 2014 includes a provision regarding the appointment of directors, which is already covered by existing provisions in our Articles of Association and we therefore recommend opting out of that provision.

        Attached as Appendix C to this proxy statement is a table that sets out a summary of the optional provisions from which we propose to opt-out, as well as certain other amendments that we propose to make to our Articles of Association to address the adoption of the Companies Act. Each of the proposed amendments is summarized in more detail in Appendix C.

        The resolution in respect of Proposal 6A is a special resolution that requires the affirmative vote of the holders of at least 75% of the votes cast. In addition, Proposal 6A is subject to Proposal 6B being adopted. Therefore, unless shareholders approve Proposal 6B, Proposal 6A will fail. Abstentions and broker non-votes, if any, will be counted for purposes of establishing a quorum but will not affect the vote for this Proposal 6A.

        The text of the resolution in respect of Proposal 6A is as follows:

  "RESOLVED, as a special resolution, that, subject to and conditional upon Proposal 6B being passed, the Articles of Association be and are hereby amended in the manner provided in Appendix B of this proxy statement."

        The Board unanimously recommends that you vote FOR the amendment to the Company's Articles of Association in the manner described above.

Proposal 6B: Proposed Amendments to the Company's Memorandum of Association in Connection with Recent Changes in Irish Law

        Set out below is background information on the proposed amendments to our Memorandum of Association. The description of the following proposed amendments is only a summary and is qualified in its entirety by reference to the complete text of the proposed amendments, which is attached to this proxy statement as Appendix B. We urge you to read Appendix B in its entirety before casting your vote.

        As described above, on June 1, 2015, the Companies Act 2014 took effect in Ireland. In addition to the proposed amendments described above to our Articles of Association to accommodate the adoption of the Companies Act 2014, we must also make certain corresponding amendments to our Memorandum of Association to account for the adoption of the Companies Act 2014. None of the updates to our Memorandum of Association proposed to be made in connection with the Companies Act 2014 will materially change the rights of our shareholders. The proposed amendments to our Memorandum of Association are each specifically described in the text of the resolution below, as required under Irish law.

        The resolution in respect of Proposal 6B is a special resolution that requires the affirmative vote of the holders of at least 75% of the votes cast. In addition, Proposal 6B is subject to Proposal 6A being adopted. Therefore, unless shareholders approve Proposal 6A, Proposal 6B will fail. Abstentions and broker non-votes, if any, will be counted for purposes of establishing a quorum but will not affect the vote for this Proposal 6B.

        The text of the resolution in respect of Proposal 6B is as follows:

  "RESOLVED, as a special resolution that, subject to and conditional upon Proposal 6A being passed, the following amendments, as shown in Appendix B, be made to the Memorandum of Association:

  a)
  The words "Treasury Building, Lower Grand Canal Street, Dublin 2" in the existing clause 2 of the Memorandum of Association be removed and the words "Connaught House, 1 Burlington Road, Dublin 4" be substituted therefor.

  b)
  The deletion of the existing clause 3 and the substitution therefor of the following new clause 3:

    3. "The Company is a public limited company deemed to be a PLC to which Part 17 of the Companies Act 2014 applies."

  c)
  The words "section 155 of the Companies Act 1963" in the existing clause 4.13 of the Memorandum of Association be removed and the words "section 7 of the Companies Act 2014" be substituted therefor.

  d)
  The words "section 155 of the Companies Act 1963" in the existing clause 4.24 of the Memorandum of Association be removed and the words "section 8 of the Companies Act 2014" be substituted therefor."

        The Board unanimously recommends that you vote FOR the amendment to the Company's Memorandum of Association in the manner described above.

PROPOSAL 7

BOARD AUTHORITY TO OPT-OUT OF STATUTORY PRE-EMPTION RIGHTS

(Special resolution)

        Under Irish law, unless otherwise authorized, when an Irish public limited company issues shares for cash to new shareholders, it is required first to offer those shares on the same or more favorable terms to existing shareholders of the company on a pro-rata basis (commonly referred to as the statutory pre-emption right). Our current authority will expire on September 15, 2016. We are presenting this Proposal 7 to renew the Board's authority to opt-out of the statutory pre-emption rights on the terms set forth below. Our directors may issue shares for cash in pursuance of any offer or agreement under our current authority until its expiry.

        Under this Proposal 7, we are seeking shareholder authority to opt-out of the statutory pre-emption rights provision in the event of (a) the issuance of shares for cash in connection with any rights issue and (b) the issuance of shares for cash that is limited to up to 10% of the Company's issued ordinary share capital as of April 7, 2016 (the latest practicable date before this proxy statement), provided that any amount above 5% is to be used for the purposes of an acquisition or a specified capital investment and, provided further that, in each case, such authorities commence as of September 15, 2016 and be limited to a period of no more than 18 months from the date this authority takes effect, unless otherwise varied, revoked or renewed. We expect to propose renewal of this authorization on a regular basis at our annual general meetings in subsequent years.

        Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. Similar to the authorization sought for Proposal 5, this authority is fundamental to our business and, if applicable, will facilitate our ability to fund acquisitions and otherwise raise capital. We are not asking you to approve an increase in our authorized share capital. Instead, approval of this Proposal 7 will only grant the Board the authority to issue shares in the manner already permitted under our Articles of Association upon the terms below. Without this authorization, in each case where we issue shares for cash, we would first have to offer those shares on the same or more favorable terms to all of our existing shareholders. This requirement could cause delays in the completion of acquisitions and capital raising for our business. Furthermore, we note that this authorization is required as a matter of Irish law and is not otherwise required for other companies listed on Nasdaq with whom we compete. Accordingly, approval of this resolution would merely place us on par with other Nasdaq-listed companies.

        The resolution in respect of Proposal 7 is a special resolution that requires the affirmative vote of at least 75% of the votes cast. Abstentions and broker non-votes, if any, will be counted for purposes of establishing a quorum but will not affect the vote for this Proposal 7.

        The text of the resolution in respect of Proposal 7 is as follows:

  "RESOLVED, as a special resolution, that, subject to the passing of the resolution in respect of Proposal 5 (Board authority to issue shares) as set out above and with effect as of September 15, 2016, the directors be and are hereby empowered pursuant to section 1023 of the Companies Act 2014 to allot equity securities (as defined in section 1023 of that Act) for cash, pursuant to the authority conferred by Proposal 7 as if sub-section (1) of section 1022 did not apply to any such allotment, provided that this power shall be limited to:

          (a)   the allotment of equity securities in connection with a rights issue in favor of the holders of ordinary shares (including rights to subscribe for, or convert into, ordinary shares) where the equity securities respectively attributable to the interests of such holders are proportional (as nearly as may be) to the respective numbers of ordinary shares held by them (but subject to such exclusions or other arrangements as the directors may deem necessary or expedient to deal with fractional entitlements that would otherwise arise, or with legal or practical problems under the laws of, or the requirements of any recognized regulatory body or any stock exchange in, any territory, or otherwise); and

          (b)   the allotment (otherwise than pursuant to sub-paragraph (a) above) of equity securities up to an aggregate nominal value of $152,611 (15,261,149 shares) (being equivalent to approximately 10% of the aggregate nominal value of the issued ordinary share capital of the Company as of April 7, 2016 (the latest practicable date before this proxy statement)) provided that any such issuance above 5% of the aggregate nominal value of the issued ordinary share capital of the Company as of April 7, 2016 is to be used for the purposes of an acquisition or a specified capital investment;

  and, in each case, the authority conferred by this resolution shall expire 18 months from the date this authority takes effect, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired and, in that case, the directors may allot relevant securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired."

        The Board unanimously recommends that you vote FOR granting the Board authority to opt-out of statutory pre-emption rights under Proposal 7.

 REPORT OF THE AUDIT AND RISK COMMITTEE

        No portion of this audit and risk committee report shall be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

        As more fully described in its charter, the Audit and Risk Committee oversees the Company's financial reporting process on behalf of the Board. Management has day-to-day responsibility for the Company's financial reporting process, including assuring that the Company develops and maintains adequate financial controls and procedures and monitoring and assessing compliance with those controls and procedures, including internal control over financial reporting. The Company's independent auditor and accounting firm is responsible for auditing the annual financial statements prepared by management, expressing an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and discussing with the Audit and Risk Committee any issues they believe should be raised. The independent auditor and accounting firm is also responsible to the Audit and Risk Committee and the Board for testing the integrity of the financial accounting and reporting control systems, for issuing a report on the Company's internal control over financial reporting and for such other matters as the Audit and Risk Committee and Board determine. In addition, the independent auditor and accounting firm performs audit-related and permissible non-audit services for the Company.

        In the performance of its oversight function, the Audit and Risk Committee reviewed and discussed with management and the independent auditor and accounting firm the audited consolidated financial statements of the Company for the 2015 Fiscal Year, contained in the Company's Annual Report on Form 10-K. The Audit and Risk Committee discussed with PwC, the Company's independent auditor and accounting firm, the overall scope and plans for their audit. The Audit and Risk Committee met with PwC, with and without management present, to discuss the results of its examination, judgments as to the quality, not just the acceptability, of the Company's accounting principles, the reasonableness of significant estimates and judgments, critical accounting policies and accounting estimates resulting from the application of these policies, the substance and clarity of disclosures in the financial statements, and the Company's disclosure control process and internal control over financial reporting.

        The Audit and Risk Committee also discussed with PwC the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board ("PCAOB"). In addition, the Audit and Risk Committee discussed with PwC the independence of PwC from management and Alkermes, and received the written disclosures and the letter from PwC to confirm its independence as required by applicable requirements of the PCAOB.

        The Audit and Risk Committee also reviewed and discussed with management its assessment and report on the effectiveness of the Company's internal control over financial reporting as of December 31, 2015, which it made in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act and related regulations. The Audit and Risk Committee also reviewed and discussed with PwC the Report of Independent Registered Public Accounting Firm included in the Company's Annual Report on Form 10-K related to its audit of the consolidated financial statements and the effectiveness of internal control over financial reporting.

        The Audit and Risk Committee monitors the activity and performance of PwC. All services to be provided by PwC are pre-approved by the Audit and Risk Committee. The Audit and Risk Committee's

evaluation of PwC included, among other things, consideration as to whether PwC's provision of permissible non-audit services to the Company is compatible with maintaining its independence.

        In reliance on these reviews and discussions, the Audit and Risk Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the 2015 Fiscal Year for filing with the SEC, and the Board approved such inclusion.

Respectfully submitted by the Audit and Risk Committee,

Paul J. Mitchell, Chair
Floyd E. Bloom, M.D.
Robert A. Breyer

        For more information about our Audit and Risk Committee and its charter, you are invited to access the Corporate Governance page of the Investors section of the Company's website, available at http://investor.alkermes.com.

AUDIT FEES

Aggregate fees for the 2015 Fiscal Year and the 2014 Fiscal Year

        During the 2015 Fiscal Year and the 2014 Fiscal Year, PwC provided various audit, audit-related and tax services to us. The Audit and Risk Committee understands the need for PwC to maintain objectivity and independence in its audit of our financial statements and our internal control over financial reporting. To minimize relationships that could appear to impair the objectivity of PwC, our Audit and Risk Committee has adopted policies and procedures which require it to pre-approve all audit and non-audit services performed by PwC. All of the services of PwC for the 2015 Fiscal Year and the 2014 Fiscal Year described below were pre-approved by the Audit and Risk Committee.

        The aggregate fees of PwC for the 2015 Fiscal Year and the 2014 Fiscal Year are as follows:

	2015	2014
Audit and review of financial statements(1)	$1,695,968	$1,531,184
Audit-related fees(2)	682,771	1,432,710
Tax fees(3)	573,437	640,492
All other fees(4)	1,800	1,800

Total	$2,953,976	$3,606,186

(1)
Consists of fees for services related to the audit of our annual consolidated financial statements, statutory audits and the review of our quarterly consolidated financial statements, including the review of our internal controls over financial reporting and other engagements related to the fiscal periods. Includes fees paid to PwC Dublin in respect of the audit of the group accounts of $0.6 million and $0.5 million during the 2015 Fiscal Year and the 2014 Fiscal Year, respectively. Included in the 2015 Fiscal Year and the 2014 Fiscal Year are expenses of $69,486 and $81,184, respectively.

(2)
For the 2015 Fiscal Year, consists of fees for the stand-alone audit of our manufacturing facility in Gainesville, Georgia, a royalty audit of one of our collaboration agreements and general advisory fees. For the 2014 Fiscal Year, consists of fees for a royalty audit of one of our collaboration agreements and fees for the stand-alone audit of our manufacturing facility in Gainesville, Georgia.

(3)
Consists of fees for tax advisory services, other than those related to the audit of our annual consolidated financial statements and review of our quarterly consolidated financial statements. Includes fees paid to PwC Dublin in respect of tax advisory services of $0.1 million during each of the 2015 Fiscal Year and the 2014 Fiscal Year.

(4)
Fees in the 2015 Fiscal Year and the 2014 Fiscal Year consists of fees for access to the PwC on-line accounting research database.

 OWNERSHIP OF THE COMPANY'S ORDINARY SHARES

        The following table and notes provide information about the beneficial ownership of our ordinary shares as of the Record Date by:

  •
  each of the Company's current directors and director nominees;

  •
  the Company's Chief Executive Officer;

  •
  the Company's Chief Financial Officer;

  •
  each of the Company's four other named executive officers as set forth in the Summary Compensation Table; and

  •
  all of the Company's current directors and executive officers as a group.

        According to SEC rules, the Company has included in the column "Number of Issued Ordinary Shares" all shares over which the person has sole or shared voting or investment power, and the Company has included in the column "Number of Ordinary Shares Issuable" all shares that the person has the right to acquire within 60 days after the Record Date through the exercise of any stock option, vesting of any stock award or other right. All shares that a person has a right to acquire within 60 days of the Record Date are deemed outstanding for the purpose of computing the percentage beneficially owned by the person, but are not deemed outstanding for the purpose of computing the percentage beneficially owned by any other person.

        Unless otherwise indicated, each person has the sole power (except to the extent authority is shared by spouses) to invest and vote the shares listed opposite the person's name. The Company's inclusion of shares in this table as beneficially owned is not an admission of beneficial ownership of those shares by the person listed in the table. The business address of each director and that of Mr. Cooke, Mr. Frates and Ms. Biberstein, as officers of the Company, is Connaught House, 1 Burlington Road, Dublin 4, Ireland. The business address of the other executive officers is 852 Winter Street, Waltham, MA 02451.

Ownership by Directors and Executive Officers

	Number of Issued Ordinary Shares	Number of Ordinary Shares Issuable(1)	Total	Percent(2)
Mr. David Anstice	15,000	180,000	195,000	*
Dr. Floyd E. Bloom	128,881	160,000	288,881	*
Mr. Robert A. Breyer	35,156	95,400	130,556	*
Ms. Wendy L. Dixon	1,600	135,000	136,600	*
Mr. Paul J. Mitchell	8,000	174,000	182,000	*
Mr. Richard F. Pops	576,497	2,606,250	3,182,747	2.11%
Ms. Nancy J. Wysenski	—	91,250	91,250	*
Ms. Kathryn L. Biberstein	112,919	561,547	674,466	*
Mr. Shane Cooke	54,884	274,875	329,759	*
Dr. Elliot W. Ehrich	40,944	219,715	260,659	*
Mr. James M. Frates	179,011	373,055	552,066	*
Ms. Rebecca J. Peterson	10,845	—	10,845	*
All Directors and Executive officers as a group (15 persons)	1,445,078	5,723,844	7,168,922	4.75%

*
Represents less than one percent (1%) of outstanding ordinary shares.

(1)
Shares that can be acquired through stock options exercisable and restricted stock unit awards vesting by May 16, 2016, which is 60 days from the Record Date.

(2)
Applicable percentage of ownership as of the Record Date is based upon 151,001,779 ordinary shares outstanding.

Ownership By Principal Shareholders

        The following table and notes provide information about the beneficial ownership of our ordinary shares as of the Record Date, or as of the date otherwise set forth below, by each shareholder known to us to be the beneficial owner of more than 5% of our ordinary shares.

        Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. Except in cases where community property laws apply or as indicated in the footnotes to this table, it is believed that each shareholder identified in the table possesses sole voting and investment power over all of our ordinary shares shown as beneficially owned by that shareholder. Percentage of beneficial ownership is based on Schedule 13D and Schedule 13G filings made with the SEC as of the Record Date. Percentage of beneficial ownership is based on 151,001,779 of our ordinary shares issued and outstanding as of the Record Date.

	Number of Ordinary Shares Beneficially Owned	Percent
FMR LLC(1)	22,508,708	14.91%
82 Devonshire Street
Boston, MA 02109
Wellington Management Company, LLP(2)	20,102,582	13.31%
280 Congress Street
Boston, MA 02210
T. Rowe Price Associates, Inc.(3)	16,365,932	10.84%
100 E. Pratt Street
Baltimore, MD 21202
The Vanguard Group(4)	10,453,605	6.92%
100 Vanguard Blvd.
Malvern, PA 19355
Blackrock, Inc.(5)	10,034,546	6.65%
40 East 52nd Street
New York, NY 10022
Invesco Ltd.(6)	9,587,108	6.35%
100 Vanguard Blvd.
Malvern, PA 19355

(1)
Based solely on a Schedule 13G/A dated February 12, 2016, FMR LLC, a parent holding company, has sole voting power over 3,305,003 ordinary shares of Alkermes and sole dispositive power over 22,508,708 ordinary shares of Alkermes. Of the shares reported as beneficially owned by FMR LLC:

•
Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act ("Fidelity Funds") advised by Fidelity Management & Research Company ("FMR Co"), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees.

(2)
Based solely on a Schedule 13G/A filed February 11, 2016, Wellington Management Company, LLP ("Wellington Management"), in its capacity as investment adviser, may be deemed to beneficially own 18,057,566 ordinary shares of Alkermes which are held of record by clients of Wellington Management. Wellington Management shared voting power over 8,798,582 ordinary shares of Alkermes and shared investment power over 18,057,566 ordinary shares of Alkermes. The number of ordinary shares as to which Wellington Management has the sole power to vote or direct the vote, or dispose or direct the disposition of is zero.

(3)
Based solely on a Schedule 13G/A filed February 11, 2016. The ordinary shares of Alkermes owned by various individual and institutional investors, which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the ordinary shares of Alkermes. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of 16,365,932 ordinary shares of Alkermes; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such ordinary shares. Price Associates has sole voting power over 3,804,315 ordinary shares of Alkermes. The number of ordinary shares as to which Price Associates has shared power to vote or dispose is zero.

(4)
Based solely on a Schedule 13G/A, filed February 10, 2016, The Vanguard Group, in its capacity as investment adviser, may be deemed to beneficially own 10,453,605 ordinary shares of Alkermes. The Vanguard Group has sole voting power over 140,466 ordinary shares of Alkermes, sole dispositive power over 10,292,639 ordinary shares of Alkermes and shared dispositive power over 160,966 ordinary shares of Alkermes. The number of ordinary shares as to which The Vanguard Group has shared power to vote is 14,800.

(5)
Based solely on a Schedule 13G/A filed February 10, 2016, Blackrock, Inc., as a parent holding company or control person, beneficially owns 10,034,546 ordinary shares of Alkermes. Blackrock, Inc. has sole voting power over 9,057,009 ordinary shares of Alkermes and has sole dispositive power over 10,034,546 ordinary shares of Alkermes.

(6)
Based solely on a Schedule 13G/A filed February 3, 2016, Invesco, Ltd., as a parent holding company or control person, beneficially owns 9,587,108 ordinary shares of Alkermes. Invesco, Ltd. has sole voting and dispositive power over 9,587,108 ordinary shares of Alkermes.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of our ordinary shares, to file with the SEC initial reports of ownership and reports of changes in ownership of our ordinary shares.

        Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company for the 2015 Fiscal Year, all reports were timely filed.

IRISH COMPANIES ACT 2014

        New Irish company legislation was enacted on December 23, 2014, and came into force on June 1, 2015. We have conducted a review with our legal counsel to determine what changes should be made to our constitutional documents following the commencement of the Companies Act. This review led to the conclusion that we should make certain administrative amendments to our Articles of Association and Memorandum Association, as discussed in more detail in Proposals 6A and 6B in this proxy statement.

        Our shareholders should be aware of a change to the existing law in respect of the notification of substantial shareholdings. Under the Companies Act, our shareholders must notify us if, as a result of a transaction, the shareholder will become interested in 3% or more of our shares; or if as a result of a transaction a shareholder who was interested in more than 3% of our shares ceases to be so interested. Where a shareholder is interested in more than 3% of our shares, the shareholder must notify us of any alteration of his or her interest that brings his or her total holding through the nearest whole percentage number, whether an increase or a reduction. The relevant percentage figure is calculated by reference to the aggregate nominal value of the shares in which the shareholder is interested as a proportion of the entire nominal value of our issued share capital (or any such class of share capital in issue). Where the percentage level of the shareholder's interest does not amount to a whole percentage this figure may be rounded down to the next whole number. We must be notified within five business days of the transaction or alteration of the shareholder's interests that gave rise to the notification requirement. If a shareholder fails to comply with these notification requirements, the shareholder's rights in respect of any our ordinary shares it holds will not be enforceable, either directly or indirectly. However, such person may apply to the court to have the rights attaching to such shares reinstated.

REPORT OF THE COMPENSATION COMMITTEE

        No portion of this compensation committee report shall be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

        The Compensation Committee of the Board, which is comprised solely of (i) independent directors within the meaning of applicable rules of Nasdaq, (ii) outside directors within the meaning of Section 162 of the Code, and (iii) non-employee directors within the meaning of Rule 16b-3 under the Exchange Act, has reviewed and discussed with management the Compensation Discussion and Analysis section of this proxy statement for the 2015 Fiscal Year. In reliance on the reviews and discussions referred to above, the Compensation Committee has approved the Compensation

Discussion and Analysis, and the Board has approved the Compensation Discussion and Analysis for inclusion in this proxy statement.

Respectfully submitted by the Compensation Committee,
David W. Anstice (Chair)
Paul J. Mitchell
Nancy J. Wysenski

        For more information about our Compensation Committee and its charter, you are invited to access the Corporate Governance page of the Investors section of the Company's website, available at http://investor.alkermes.com.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

        This section discusses our executive compensation policies and arrangements as they relate to the following individuals to whom we refer as our named executive officers for the 2015 Fiscal Year:

  •
  Chairman of the Board and Chief Executive Officer, Richard F. Pops;

  •
  Senior Vice President, Chief Financial Officer and Treasurer, James M. Frates;

  •
  President, Shane M. Cooke;

  •
  Executive Vice President, Research and Development and Chief Medical Officer, Elliot W. Ehrich (Dr. Ehrich was formerly our Senior Vice President, Research and Development and Chief Medical Officer, and was promoted to his current position in February 2015);

  •
  Executive Vice President, Chief Legal Officer and Chief Compliance Officer, Kathryn L. Biberstein (Ms. Biberstein was formerly our Senior Vice President, Chief Legal Officer and Chief Compliance Officer, and was promoted to her current position in September 2015); and

  •
  former Senior Vice President, Corporate Communications, Rebecca J. Peterson (Ms. Peterson resigned from her position at the Company in October 2015).

Introduction

        Our Compensation Committee, or the Committee, reviews, oversees and administers our executive compensation programs. The Committee's complete roles and responsibilities are set forth in the written charter adopted by the Board, which is available on the Corporate Governance page of the Investors section of our website, available at: http://investor.alkermes.com. The Board selected the following directors to serve on the Committee in May 2014: David W. Anstice (Chair), Geraldine A. Henwood and Paul J. Mitchell. In March 2015, Ms. Henwood resigned from the Board and therefore resigned from the Committee. At the Committee's meeting immediately following our 2015 Annual General Meeting of Shareholders, the Board selected the following directors to serve on the Committee: David W. Anstice (chair), Paul J. Mitchell and Nancy J. Wysenski. These directors continue to serve on the Committee.

Executive Compensation Philosophy and Objectives

        Our executive compensation program is designed to attract, retain and motivate experienced and well-qualified executive officers who will promote our research and product development, manufacturing, commercialization, and operational efforts. We structure our executive officer compensation packages based on level of job responsibility, internal and external peer comparisons (targeting the 50th percentile of our external peer group for all elements of pay), individual performance, principles of internal fairness and our overall Company performance. The Committee bases its executive compensation programs on the same objectives that guide us in establishing all of our compensation programs, which are:

  •
  to provide an overall compensation package that rewards individual performance and corporate performance in achieving our objectives, as a means to promote the creation and retention of value for us and our shareholders;

  •
  to attract and retain a highly skilled work force by providing a compensation package that is competitive with other employers who compete with us for talent;

  •
  to structure an increasing proportion of an individual's compensation as performance-based as he or she progresses to higher levels within our Company;

  •
  to foster the long-term focus required for success in the biopharmaceutical industry;

  •
  to mitigate the likelihood of inducing excessive risk-taking behavior; and

  •
  to structure our compensation and benefits programs similarly across our Company.

Highlights

        We believe our executive compensation programs are effectively designed and have worked well to achieve our compensation objectives, which are aligned with the interests of our shareholders.

        At our 2012 Annual General Meeting of Shareholders, a majority of our shareholders supported an annual non-binding, advisory vote on our executive compensation and, in response, our Board determined to hold an annual vote on the matter. In 2015, we submitted our executive compensation program to an advisory vote of our shareholders, and it received the support of over 93.5% of the total votes cast at our 2015 Annual General Meeting of Shareholders. Our Committee believes that our shareholders, through this advisory vote, endorsed our compensation philosophies.

        The Committee maintained the basic structure and design of our executive compensation programs for the 2015 Fiscal Year. We provide a brief summary of our performance for, and other key events that occurred during, the 2015 Fiscal Year in this "Highlights" section. A more detailed discussion of these and other events is found elsewhere in this proxy statement.

  •
  Financial Performance.  We increased our guidance for net sales of VIVITROL during the 2015 Fiscal Year and achieved $144.4 million in VIVITROL net sales, near the top of the increased guidance for this product. We achieved our financial guidance, including our total revenue guidance of $610 million to $640 million with total revenues of $628.3 million.

  •
  ARISTADA® Approval and Launch.  In October 2015, the U.S. Food and Drug Administration ("FDA") approved the new drug application ("NDA") for ARISTADA (aripiprazole lauroxil) extended-release injectable suspension for the treatment of schizophrenia. ARISTADA is the second product developed, marketed and sold by us. We hired an experienced commercial team which allowed us to launch ARISTADA immediately after approval.

  •
  Shareholder Return.  Our one-year, three-year and five-year shareholder returns were 36%, 329% and 546%, respectively, for the periods ended December 31, 2015.

  •
  ALKS 3831.  We successfully completed a six-month phase 2 study of ALKS 3831, and the results of the study were positive, demonstrating that ALKS 3831 had efficacy equivalent to olanzapine with clinically meaningful and statistically significant lower weight gain. In December 2015, we announced the initiation of the pivotal clinical development program for ALKS 3831, which includes two core studies and supportive studies to evaluate the pharmacokinetic and metabolic profile of ALKS 3831, and its long-term safety.

  •
  ALKS 8700.  In February 2015, we announced positive topline results from a phase 1 study of ALKS 8700. In October 2015, we announced positive topline results from a phase 1 comparative pharmacokinetic study evaluating plasma monomethyl fumarate molecule levels achieved by administration of single doses of ALKS 8700 and TECFIDERA. Based on a meeting with FDA, in October 2015, we announced plans to pursue an accelerated 505(b)(2) regulatory pathway for ALKS 8700, using pharmacokinetic bridging data from studies comparing ALKS 8700 and TECFIDERA, as well as a two-year phase 3 safety study of ALKS 8700 in approximately 600 patients. In December 2015, we announced the initiation of the pivotal clinical development program for ALKS 8700, marked by the initiation of the two-year safety study of ALKS 8700.

  •
  Sale of Gainesville Facility.  In April 2015, we consolidated our operations through the sale of our manufacturing facility in Gainesville, Georgia and related assets to Recro Pharma, Inc.

Compensation Program Elements

        The compensation program for executive officers consists of the following elements:

  •
  base salary;

  •
  annual cash performance pay (bonus); and

  •
  long-term equity incentive awards, including:

  •
  stock options;

  •
  time-vesting restricted stock unit awards; and

  •
  performance-vesting restricted stock unit awards.

        The Committee utilizes these elements of compensation to structure compensation packages for executive officers that can reward both short- and long-term performance of the individual and our Company and foster executive retention.

Base Salary

        Base salaries are used to provide a fixed amount of compensation for the executive's regular work. The Committee establishes base salaries that are competitive with comparable companies for each position and level of responsibility to the extent such comparable companies and positions exist. In determining increases, if any, to the base salary of our executive officers, the Committee may consider factors such as the individual's performance, level of pay compared to comparable companies for each position and level of responsibility, experience of the individual in the position, cost-of-living indices, the magnitude of other annual salary increases at our Company and the achievement of the corporate objectives for the fiscal year. Any base salary increase for an executive officer must be approved by the Committee. Base salary reviews for our executive officers occur once a year after the conclusion of the fiscal year.

Cash Performance Pay

        Cash performance pay motivates executive officers to achieve both short-term operational and longer-term strategic goals that are aligned with, and supportive of, our long-term Company value. Cash performance pay is awarded by the Committee after the fiscal year-end based on an evaluation of our Company performance and each individual's contribution to this performance during the prior fiscal year. The Committee also considers data provided by its independent compensation consultant regarding total direct compensation of each executive officer in light of comparable market data. Performance objectives are established prior to the start of the performance period and evaluated by the Committee as outlined below.

        In December 2014, the Committee approved the Alkermes plc Affiliated Company Fiscal Year 2015 Reporting Officer Performance Pay Plan ("2015 Performance Plan") and established performance pay ranges and target performance pay that may be earned by our reporting officers, including all of our named executive officers, for the performance period coinciding with the 2015 Fiscal Year (January 1, 2015 to December 31, 2015). The 2015 Performance Plan contained the following corporate objectives for our executives: (i) secure NDA approval for aripiprazole lauroxil; (ii) execute on development plans for pipeline products; (iii) execute commercial plans and successfully launch aripiprazole lauroxil; (iv) manufacture commercial products and clinical trial material to meet our goals of quality, reliability, and efficiency; (v) achieve financial guidance; (vi) further develop infrastructure and resources to support Company initiatives; (vii) manage relationships with key business partners and evaluate new business opportunities to drive long-term growth and enhance shareholder value; and (viii) respond to changing business conditions.

        In December 2014, the Committee set the performance pay range and the target performance pay for the 2015 Fiscal Year cash performance pay award under the 2015 Performance Plan, for: (i) Mr. Pops at between 0% and 200% of his base salary, with a target of 100% of his base salary; (ii) Mr. Cooke at between 0% and 150% of his base salary, with a target of 75% of his base salary, and (iii) for named executive officers other than Mr. Pops and Mr. Cooke, at between 0% and 100% of their base salaries, with a target of 50% of their base salaries. In February 2015 and September of 2015, the Committee increased the range and target cash performance pay under the 2015 Performance Plan for the 2015 Fiscal Year for each of Dr. Ehrich and Ms. Biberstein, respectively, to 0% to 130% of each of their base salaries and 65% of each of their base salaries in conjunction with the promotion of each such individual to executive vice president. The Committee, after consulting its independent compensation consultant, established such performance pay targets and performance pay ranges based generally on comparable market data.

Equity Incentives—Stock Options, Restricted Stock Awards and Restricted Stock Unit Awards

        We currently grant equity awards under the Amended and Restated 2008 Stock Option and Incentive Plan, as amended (the "2008 Plan") and the 2011 Stock Option and Incentive Plan, as amended (the "2011 Plan" and, together with the 2008 Plan, the "Equity Plans"). Each full value award issued under our 2008 Plan and our 2011 Plan, such as the grant of a unit of restricted stock or performance share, counts as two share units for each ordinary share subject to the award and 1.8 share units for each ordinary share subject to the award, respectively, and each grant of a stock option issued under our Equity Plans counts as an award of one share unit for each ordinary share actually subject to the stock option.

        The award of stock options (both incentive and non-qualified options), restricted stock awards, restricted stock unit awards, cash-based awards and performance share awards is permitted under the Equity Plans. All of our equity grants are made pursuant to the Equity Plans. As used herein, the term "stock award," unless otherwise specified, will include restricted stock unit awards, restricted stock awards and performance share awards.

        Grants of stock options and stock awards under our Equity Plans are designed to promote long-term retention and stock ownership, and align the interests of executives with those of shareholders, providing our executives with the opportunity to share in the future value they are responsible for creating. Generally, stock options and non-performance-based stock awards vest in equal annual installments over a four-year period. The Committee may, in its discretion, award equity with a different vesting schedule; however, under the Equity Plans (i) restricted stock awards and restricted stock unit awards granted to employees that have a performance-based goal are required to have a restriction period of at least one year from the date of grant, and those with a time-based restriction are required to have at least a three-year restriction period, although vesting can occur incrementally over such three-year period, and (ii) stock options are required to have at least a one year vesting period from the grant date.

        The number of shares underlying options and stock awards granted to each executive officer is determined by the Committee based on: the performance of the executive and his or her contributions to overall performance of our Company; stock option grants and stock awards at comparable companies, and generally within the biopharmaceutical industry, based upon data provided by the independent compensation consultant (as discussed below); the dollar value of stock option awards, as determined using the Black-Scholes option pricing model, and stock awards; consideration of previous equity awards made to each such executive officer; the total direct compensation of each such executive officer; the retention value of aggregate equity held by each such executive officer; equity overhang and utilization calculations; and personal knowledge of the Committee members regarding executive stock options and stock awards at comparable companies. Consideration is also given to the accounting impact of stock option and stock awards on our financial statements.

        The Committee selectively utilizes a combination of stock options, time-vesting restricted stock unit awards and performance-vesting restricted stock unit awards in designing its equity compensation for Company employees. The Committee believes that utilizing performance-vesting restricted stock unit awards, the vesting of which is tied to key milestones for the Company, including, for instance, its clinical stage pipeline, in addition to time-vesting restricted stock unit awards and stock options, serves to align executive compensation with events that drive value for our shareholders. The Committee also believes that using a combination of restricted stock unit awards and stock option awards is more effective than either type of award alone in rewarding and retaining key employees and motivating executives to increase shareholder value. In this context, the Committee balances the mix of stock options and restricted stock unit awards such that executives receive a greater proportion of stock options than restricted stock unit awards, senior directors receive a more balanced mixture of stock options compared to restricted stock unit awards, and other of our key employees receive a greater proportion of restricted stock unit awards.

        The Company no longer provides any employee with additional time to exercise or early vesting of stock options on retirement as part of its grant of stock option awards. Such retirement benefits were phased out by the Committee for stock option grants beginning in May 2010 in order to maximize the retentive value of our stock option grants. There are no special retirement provisions associated with stock awards, nor have there been in the past.

        In the event of termination due to death or disability, stock options granted become fully vested and exercisable for a three-year period, not to exceed the full term of the grant. Restricted stock awards and restricted stock unit awards with a time-based restriction vest in full in the event of termination due to death or disability. Because the performance criteria had been met for the performance-vesting restricted stock unit award granted in March 2014, the remaining time vesting component of such award will vest in the event of termination of employment of a grantee due to death or disability.

        Except for a sale event or certain other events resulting in a change to our ordinary shares, as further described in the Equity Plans, without prior stockholder approval, the exercise price of outstanding stock options or stock appreciation rights cannot be reduced or repriced through cancellation and re-grant and outstanding stock options or stock appreciation rights cannot be cancelled in exchange for cash or another award.

Compensation Determinations

Factors Considered in Determining Compensation

        The Committee may consider a number of factors to assist it in determining compensation for our executive officers.

Company Performance

        As discussed previously, the Committee adopted eight corporate objectives to measure the performance of our Company and its senior executives for the 2015 Fiscal Year: (i) secure NDA approval for aripiprazole lauroxil; (ii) execute on development plans for pipeline products; (iii) execute commercial plans and successfully launch aripiprazole lauroxil; (iv) manufacture commercial products and clinical trial material to meet our goals of quality, reliability, and efficiency; (v) achieve financial guidance; (vi) further develop infrastructure and resources to support Company initiatives; (vii) manage relationships with key business partners and evaluate new business opportunities to drive long-term growth and enhance shareholder value; and (viii) respond to changing business conditions. Below is a summary of our accomplishments during the 2015 Fiscal Year for each such objective.

Corporate Objectives	Accomplishments
Secure NDA approval for aripiprazole lauroxil	In October 2015, the FDA approved the NDA for ARISTADA® (aripiprazole lauroxil) extended-release injectable suspension for the treatment of schizophrenia. ARISTADA is the first atypical antipsychotic with once-monthly and six-week dosing options for delivering and maintaining therapeutic levels of medication in the body through an intramuscular injection. ARISTADA possesses three dosing options (441 mg, 662 mg and 882 mg) packaged in a ready-to-use, pre-filled product format.
Execute on development plans for pipeline products	ARISTADA

During 2015, we continued to progress the study of extended duration aripiprazole lauroxil for the treatment of schizophrenia. Results from a study conducted during 2015 showed that the 1064 mg dose of ARISTADA achieved therapeutically relevant plasma concentrations of aripiprazole with a pharmacokinetic profile that supports dosing once every two months.

A U.S. patent expiring in 2033 was issued for ARISTADA in November 2015.
ALKS 5461

During 2015, we focused on enrollment and conduct of the FORWARD phase 3 pivotal program for ALKS 5461 in major depressive disorder ("MDD"). Over the course of the year, we screened thousands of patients in three separate pivotal efficacy studies and conducted eight separate clinical pharmacology studies including an important human abuse potential study.

In January 2015, we reported positive topline results from a supportive clinical study in the phase 3 pivotal program in which two titration schedules of ALKS 5461 were shown to be well tolerated. An exploratory efficacy analysis showed significantly reduced depressive symptoms from baseline starting at week one and continuing to the end of the treatment period at week eight.

In December 2015, we announced positive topline results from the human abuse potential study for ALKS 5461. All doses of ALKS 5461 evaluated in the study met the trial's primary endpoint and demonstrated a statistically significant and meaningful reduction in abuse potential compared to buprenorphine. Further, no difference was observed in overall drug liking for ALKS 5461 compared to placebo.

Corporate Objectives	Accomplishments

In January 2016, we announced the topline results of FORWARD-3 and FORWARD-4, two phase 3 clinical studies of ALKS 5461 in MDD. Neither of the two studies met the prespecified primary efficacy endpoint, which compared ALKS 5461 to placebo on the change from baseline on the Montgomery—Åsberg Depression Rating Scale (MADRS). In the FORWARD-4 study, there was a clear trend toward efficacy with the 2mg/2mg dose of ALKS 5461 on the primary endpoint, and post hoc analyses achieved statistical significance for the entire 2mg/2mg dose group on the MADRS endpoint. The third core efficacy study of ALKS 5461, FORWARD-5, is ongoing with results expected in the second half of 2016.

A U.S. patent expiring in 2031 was issued for ALKS 5461 in September 2015.
ALKS 3831

During 2015, we successfully completed a six-month phase 2 study of ALKS 3831, which tested its efficacy and effects on weight in patients with schizophrenia compared to olanzapine, an approved and widely used atypical antipsychotic medicine. The results of the study were positive, and showed that ALKS 3831 had efficacy equivalent to olanzapine with clinically meaningful and statistically significant lower weight gain.

In December 2015, we announced the initiation of the pivotal clinical development program for ALKS 3831. The pivotal program is comprised of two core studies. The first, evaluating the antipsychotic efficacy of ALKS 3831 compared to placebo over four weeks in patients experiencing acute exacerbation of schizophrenia, initiated in December 2015. The second, evaluating weight gain with ALKS 3831 compared to olanzapine in patients with stable schizophrenia over six months, initiated in February 2016. The pivotal program will also include supportive studies to evaluate the pharmacokinetic and metabolic profile of ALKS 3831, as well as long-term safety.

During 2015, we also continued to progress a phase 2 study evaluating ALKS 3831's efficacy, safety and tolerability in treating schizophrenia in patients with co-occurring alcohol use disorder, compared to olanzapine.

U.S. patents expiring in 2031 and 2032 were issued for ALKS 3831 in September 2015.
ALKS 8700

In February 2015, we announced positive topline results from a phase 1 study of ALKS 8700, a novel monomethyl fumarate molecule ("MMF") in development for the treatment of multiple sclerosis ("MS"). We showed that ALKS 8700 provided monomethyl fumarate exposures comparable to TECFIDERA®, a currently marketed dimethyl fumarate, with favorable gastrointestinal tolerability. As a result, we announced plans to initiate pivotal development of ALKS 8700 in 2015.

Corporate Objectives	Accomplishments

In October 2015, we announced positive topline results from a phase 1 comparative pharmacokinetic study evaluating plasma MMF levels achieved by administration of single doses of ALKS 8700 and TECFIDERA. Data from this study showed that ALKS 8700 met the pharmacokinetic criteria for bioequivalence to TECFIDERA.

Based on a meeting with FDA, in October 2015, we announced plans to pursue an accelerated 505(b)(2) regulatory pathway for ALKS 8700, using pharmacokinetic bridging data from studies comparing ALKS 8700 and TECFIDERA, as well as a two-year phase 3 safety study of ALKS 8700 in approximately 600 patients with MS.

In December 2015, we announced the initiation of the pivotal clinical development program for ALKS 8700, marked by the initiation of the two-year safety study of ALKS 8700.
A U.S. patent expiring in 2033 was issued for ALKS 8700 in July 2015.
ALKS 6428

ALKS 6428 is a seven-day process designed to help physicians transition patients from physical dependence on opioids to antagonist therapy. This transition process includes the administration of doses of oral naltrexone in conjunction with buprenorphine during a seven-day treatment period. Upon successful completion of the transition process, physicians would then be able to administer VIVITROL. In September 2015, we initiated a phase 3 study evaluating the safety, tolerability and efficacy of ALKS 6428 in patients with opioid dependence.

ALKS 7119

In 2015, we nominated a new candidate, ALKS 7119, to advance into clinical trials. ALKS 7119 is a novel small molecule which we will test in Alzheimer's agitation and potentially other psychiatric indications. Clinical development for the program initiated in January 2016.

Execute commercial plans and successfully launch aripiprazole lauroxil

We executed our commercial plan for VIVITROL achieving $144.4 million in net sales and supplying approximately 173,000 cartons of VIVITROL in 2015. This represents volume growth of 46% for the year versus 31% the year before and was the fifth consecutive year of greater than 30% growth in volume. We continued to support the implementation of key criminal justice programs for VIVITROL in many states across the country, with more than 100 programs underway in 30 states.

Corporate Objectives	Accomplishments

We launched ARISTADA for the treatment of schizophrenia, expanding our commercial capabilities in marketing, sales, trade operations, and patient support services. We launched ARISTADA to targeted customers in the U.S. with fully operational programs for samples, copay assistance, field nurse educators, and reimbursement and access specialists.

Achieve financial guidance	We achieved our financial guidance in the 2015 Fiscal Year, including:

Total revenue guidance was $610 million to $640 million. We achieved total revenues of $628.3 million for the 2015 Fiscal Year, which was an increase of approximately 1.5% over the previous year. Excluding the impact of the sales associated with our Gainesville Divestiture (see Corporate Objective "Respond to changing business conditions" below), total revenues were $608.6 million in the 2015 Fiscal Year, compared to total revenues of $545.8 million in the 2014 Fiscal Year, which was an increase of approximately 12% over the previous year.

VIVITROL net sales guidance was $135 million to $145 million. VIVITROL net sales were $144.4 million for the 2015 Fiscal Year, which was an increase of approximately 53% over the previous year. We updated our financial guidance twice during 2015, based on the Gainesville Divestiture and the strong performance of VIVITROL.

ARISTADA net sales guidance was approximately $3 million. ARISTADA net sales were $4.6 million for the 2015 Fiscal Year.
Cost of goods sold and manufactured guidance was $130 million to $140 million. Cost of goods sold and manufactured was $139.0 million for the 2015 Fiscal Year.
Research and development expense guidance was $345 million to $365 million. Research and development expenses were $344.4 million for the 2015 Fiscal Year.
Selling, general and administrative expense guidance was $310 million to $330 million. Selling, general and administrative expense expenses were $311.6 million for the 2015 Fiscal Year.
Amortization of acquired intangible assets guidance was approximately $60 million. Amortization of acquired intangible assets was $57.7 million for the 2015 Fiscal Year.
Net interest expense guidance was $10 million to $15 million. Net interest expense was $9.9 million for the 2015 Fiscal Year.
Other income, net guidance was $10 million to $15 million. Other income, net was $10.2 million for the 2015 Fiscal Year.
Net income tax expense guidance was $10 million to $15 million. Net income tax expense was $3.2 million for the 2015 Fiscal Year.
GAAP net loss guidance was $245 million to $270 million. GAAP net loss was $227.2 million for the 2015 Fiscal Year.

Corporate Objectives	Accomplishments
Further develop infrastructure and resources to support company initiatives

We expanded our senior management team by making a key hire for an important new role: Senior Vice President of Research, Pharmaceutical Development and Nonclinical Development of the company's early-stage product pipeline.

We expanded our R&D, clinical operations and medical affairs capacities as we put more drug candidates into trials and conducted larger, multi-center studies. We also grew our program management and marketing and market research capabilities.

In anticipation of the launch of ARISTADA, we evolved our field-based structure to enable scaling of our highly integrated commercial model. We successfully recruited a number of experienced commercial leaders as well as an experienced sales force.

We continued to implement our consideration of the four foundational pillars framework, considering the impact of science, economics, policy and people affected across each of our later-stage development programs. We substantially expanded our state policy team and our medical science director group, with separate teams for addiction, schizophrenia and payers. We created and began staffing a new patient engagement function to integrate patient input into our development approach. And, to further support the economic rationale for our products, we started a new department for Economics, Value Evidence and Outcomes.

We implemented an integrated site plan across our manufacturing operations, to prepare to supply commercial quantities of a range of new products.
Manufacture commercial products and clinical trial material to meet our goals of quality, reliability and efficiency	We operated effectively and efficiently two good manufacturing practice sites in two countries, producing more than a dozen different commercial products.

In support of the advancement of our manufacturing capabilities and proprietary pipeline candidates, we completed construction of a new solid oral dose clinical manufacturing suite, and the construction and qualification of a new clinical/commercial suite.

We carried out multiple regulatory agency inspections and customer audits during 2015, all without any critical observations.
In connection with the conduct of our clinical development programs, we supplied clinical trial sites within and outside the U.S. with on-time supply of clinical product.
On a global basis, we produced more than 190 million doses of product during 2015.

Corporate Objectives	Accomplishments
Manage relationships with key business partners and evaluate new business opportunities to drive long-term growth and enhance shareholder value

We collaborated with our partner, Acorda Therapeutics, Inc., to ensure alignment on activities and communications related to AMPYRA®/FAMPYRA®, including development and manufacture of AMPYRA/FAMPYRA and intellectual property protection related to AMPYRA and FAMPYRA.

We continued our close collaboration with Ortho-McNeil-Janssen Pharmaceuticals, Inc. and Janssen Pharmaceutica International, a division of Cilag International AG, regarding RISPERDAL CONSTA® and INVEGA SUSTENNA® manufacture and intellectual property protection.

Respond to changing business conditions

In April 2015, we completed the sale of our manufacturing facility in Gainesville, Georgia, the manufacturing and royalty revenue associated with products manufactured at that facility, and global rights to IV/IM and parenteral forms of Meloxicam to Recro Pharma, Inc. (the "Gainesville Divestiture"). Upon closing, we received an initial cash payment of $50 million, a $4 million payment relating to net working capital, and a seven-year warrant to purchase an aggregate of 350,000 shares of Recro common stock at a per share exercise price equal to $19.46, two times the closing price of Recro's common stock on the day prior to closing. We are also eligible to receive low double digit royalties on net sales of IV/IM and parenteral forms of Meloxicam and up to $120 million in milestone payments upon the achievement of certain regulatory and sales milestones related to IV/IM and parenteral forms of Meloxicam.

In August 2015, we announced that the FDA had advised us that it would not be able to complete its review of the NDA for ARISTADA for the treatment of schizophrenia by the PDUFA action date of August 22, 2015. The FDA indicated that this delay was expected to be brief, measured in terms of weeks, but could not confirm specific timing. The FDA also indicated that no additional data or information was required from Alkermes. While the commercial team was trained and prepared to launch on our August PDUFA date, they were able to absorb the delay in approval until October and executed an immediate launch post-approval, introducing ARISTADA to targeted customers with fully operational programs for samples, educational speakers, nurse injection educators, reimbursement support and contracting terms.

        The Committee does not apply a formula or assign these performance objectives relative weights. Rather, it makes a subjective determination after considering such measures individually and in the aggregate.

Individual Performance

        In establishing compensation levels, the Committee also evaluates each executive officer's individual performance using certain subjective criteria, including an evaluation of each executive officer's contribution to achievement of the corporate objectives and to overall corporate performance. In establishing compensation for executive officers other than Mr. Pops, the Committee also reviewed in detail the recommendations of Mr. Pops.

Use of Compensation Consultant

        Another factor considered by the Committee in determining executive compensation is the high demand for well-qualified personnel. Given such demand, the Committee strives to maintain compensation levels that are competitive with the compensation of other executives in the industry. To that end, the Committee retained the services of Radford, an AON Hewitt Company ("Radford"), as its independent compensation consultant. The Committee engaged Radford to review market data and various incentive programs and to provide assistance in establishing our cash and equity-based compensation targets and awards based, in large part, upon a peer group identification and assessment that it was retained to conduct and an analysis of the retention value of equity awards. Radford took direction from, and provided reports to, our Vice President of Human Resources and our Director of Compensation and Performance Systems, who acted on behalf of, and at the direction of, the Committee. Radford did not provide us with any services other than the services requested by the Committee. The Committee considered whether the work of Radford as a compensation consultant has caused any conflict of interest and concluded that there was no conflict.

        Radford used our peer group set forth below to prepare the executive compensation review for the Committee, which it utilized (a) to review and adjust salary for our executive officers at the end of the 2015 Fiscal Year; (b) to help determine performance pay and equity grants for our executive officers for performance during the 2015 Fiscal Year; and (c) to assist in setting performance-pay targets and performance-pay ranges for our executives for fiscal year 2016.

        Peer Group:    Acorda Therapeutics, Inc.; Alexion Pharmaceuticals, Inc.; BioMarin Pharmaceutical Inc.; Endo International; Incyte Corporation; Jazz Pharmaceuticals plc; Medivation, Inc.; Pacira Pharmaceuticals Inc.; Regeneron Pharmaceuticals; Seattle Genetics, Inc.; The Medicines Company; United Therapeutics Corporation; and Vertex Pharmaceuticals Incorporated.

        The Committee used our peer group, as it was comprised prior to its amendment in August 2015, to assist in setting the performance pay targets and performance pay ranges for executives for the 2015 Fiscal Year. In August 2015, at the recommendation of Radford, the Committee removed Auxilium Pharmaceuticals; Cubist Pharmaceuticals Inc.; NPS Pharmaceuticals, Inc.; Questcor Pharmaceuticals, Inc.; and Salix Pharmaceuticals Ltd. from such peer group, as each had been acquired, and added Regeneron Pharmaceuticals, Inc. to our peer group based on an analysis of market capitalization, projected revenue and employee headcount.

        In each of its analyses, Radford also reviewed, and provided to the Committee, data from a survey group of companies, which reflected a broader group of public commercial-stage biopharmaceutical companies within a relevant revenue range. Data are collected from public SEC filings of the peer group companies and the Radford Global Life Sciences Survey. Radford applies a proprietary methodology to the data to construct a benchmark for compensation comparison purposes.

        The peer group analyses enable the Committee to compare our executive compensation program as a whole and also the pay of individual executives if the jobs are sufficiently similar to make the comparison meaningful. The Committee seeks to ensure that our executive compensation program is competitive. The Committee targets the 50th percentile for all elements of pay, with the opportunity to increase or decrease the variable elements of pay from the 50th percentile based upon performance. However, as mentioned elsewhere in our compensation discussion and analysis, the comparative data provided by the Committee's compensation consultant is only one of many factors that the Committee takes into consideration in determining executive and individual compensation programs. The Committee, in its sole authority, has the right to hire or terminate outside compensation consultants.

Executive Officer Compensation Determination

Base Salary

        In January 2016, the Committee reviewed base salaries of all of our executive officers. In determining base salary adjustments for such executive officers, the Committee considered a number of factors, such as cost-of-living indices, market data for comparable companies, achievement of the 2015 Fiscal Year corporate objectives, the Committee's competitive positioning philosophy and, for those executive officers other than Mr. Pops, the recommendations of Mr. Pops. The Committee specifically considered the FDA approval and successful commercial launch of ARISTADA, the substantial increase in VIVITROL sales year over year, the completion of the FORWARD-3 and FORWARD-4 clinical programs ahead of schedule, the launch of streamlined clinical development programs for ALKS 3831 and ALKS 8700 and the consolidation of our manufacturing operations, all while meeting financial expectations. Based on this review, the Committee increased the base salary of each of Messrs. Pops, Frates and Cooke, Ms. Biberstein and Dr. Ehrich by approximately 3.5%. There were no other adjustments to the base salaries of our named executive officers at this time. The new base salaries determined by the Committee in February 2016 for Messrs. Pops, Frates and Cooke, Ms. Biberstein and Dr. Ehrich were therefore $913,605, $501,044, €507,598, $524,416 and $535,095, respectively.

Cash Performance Pay

        In January 2016, the Committee reviewed our Company's performance against the 2015 Fiscal Year corporate objectives, the performance of each executive officer against such corporate objectives, and the target cash performance pay and cash performance pay range set by the Committee for each executive officer. The Committee specifically considered the FDA approval and successful commercial launch of ARISTADA, the substantial increase in VIVITROL sales year over year, the completion of the FORWARD-3 and FORWARD-4 clinical programs ahead of schedule, the launch of streamlined clinical development programs for ALKS 3831 and ALKS 8700 and the consolidation of our manufacturing operations, all while meeting financial expectations. The Committee determined that the cash performance pay for Mr. Pops for the 2015 Fiscal Year should be equal to $1,765,420, which is equal to 200% of his base salary at the end of 2015. The cash performance pay for Mr. Pops was determined based on the Committee's assessment of the Company's and Mr. Pops' performance against the corporate objectives as detailed above, as well the significant positive one year, three year and five year Company share price appreciation for the 2015 Fiscal Year. In setting Mr. Pops' cash performance pay, the Committee also discussed data from Radford regarding cash performance pay for chief executive officers of our peer group companies.

        Also, in January 2016, Mr. Pops presented to the Committee a performance evaluation of each of the other named executive officers, including an assessment of the contribution of each such named executive officer to the achievement of our corporate objectives, and his recommendations for cash performance pay amounts based on such evaluation. Based upon the achievement of our corporate objectives, the role played by each such named executive officer in achieving those objectives, the individual performance recommendations of Mr. Pops, and the target cash performance pay and cash performance pay ranges set by the Committee, the Committee determined and awarded cash performance pay for the 2015 Fiscal Year in an amount equal to, for Messrs. Frates and Cooke, Ms. Biberstein and Dr. Ehrich, of 80%, 135%, 117% and 117%, respectively, of their base salaries at the end of 2015. There were no other cash performance pay targets or ranges determined or awarded to our named executive officers for the 2015 Fiscal Year.

        All such amounts for our named executive officers are set forth in the Summary Compensation Table below.

Equity Incentives—Stock Options, Restricted Stock Awards and Restricted Stock Unit Awards

        In February 2016, after the close of the 2015 Fiscal Year, the Committee awarded equity grants for 2015 Fiscal Year performance. In determining the grant of equity to Mr. Pops, the Committee took into consideration comparable peer group data provided by Radford, the dollar value of equity awards, as determined using the Black-Scholes option pricing model and market prices for restricted stock unit awards, the similarly determined dollar value of previous equity awards, the overall equity position of Mr. Pops, the retention value of his overall equity position, the performance of the Company against corporate objectives, and the performance of Mr. Pops against the corporate objectives, including the FDA approval and successful commercial launch of ARISTADA, the substantial increase in VIVITROL sales year over year, the completion of the FORWARD-3 and FORWARD-4 clinical programs ahead of schedule, the launch of streamlined clinical development programs for ALKS 3831 and ALKS 8700 and the consolidation of our manufacturing operations, all while meeting financial expectations.

        Based upon these factors, the Committee awarded Mr. Pops a stock option grant of 300,000 ordinary shares and a time-vesting restricted stock unit award of 70,000 ordinary shares. The stock options and time-vesting restricted stock unit awards vest in four equal annual installments over four years plus one day, commencing on the one-year plus one day anniversary of the grant date, subject to early vesting in certain instances described below in "—Potential Payments upon Termination or Change in Control."

        The following table sets forth equity incentive awards earned by Mr. Pops based on his performance and the performance of our Company during the 2015 Fiscal Year and the 2014 Fiscal Year.

	For 2015 Fiscal Year Performance (January 1, 2015 - December 31, 2015)	For 2014 Fiscal Year Performance (January 1, 2014 to December 31, 2014)
Richard F. Pops	Stock option grant of 300,000 ordinary shares, granted on February 29, 2016	Stock option grant of 200,000 ordinary shares, granted on February 26, 2015
	Time-vesting restricted stock unit award of 70,000 ordinary shares, granted on February 29, 2016	Time-vesting restricted stock unit award of 40,000 ordinary shares, granted on February 26, 2015

        In 2016, after the close of the 2015 Fiscal Year, the Committee awarded equity grants to all other executive officers for performance during such period. The Committee considered the comparable peer group data provided by Radford, the dollar value of equity awards as determined using the Black-Scholes option pricing model and market prices for restricted stock awards, the similarly determined dollar value of previous equity awards, the performance of our Company against corporate objectives as described above, the overall equity position of each of the executives, the retention value of that equity position, the recommendations of Mr. Pops based on his assessment of each individual's performance against corporate objectives and the criticality of that employee to the success of the Company and the continuity of key Company programs or functions. Based upon these factors, the Committee awarded the following equity grants to each of Messrs. Frates and Cooke, Ms. Biberstein and Dr. Ehrich: a stock option grant of 76,000, 120,500, 100,000 and 100,000 ordinary shares, respectively, and a time-vesting restricted stock unit award of 18,000, 28,000, 23,000 and 23,000 ordinary shares, respectively. Each of the stock option grants and time-vesting restricted stock unit awards vests in four equal annual installments over four years plus one day commencing on the one-year plus one day anniversary of the grant date, subject to early vesting in certain instances such as death or permanent disability and other instances as described in "Equity Incentives—Stock Options, Restricted Stock Awards and Restricted Stock Unit Awards."

        In October 2015, Ms. Rebecca J. Peterson, our former Senior Vice President of Corporate Communications, resigned from the Company after 15 years of service. Consistent with its treatment of other senior executives who had separated from the Company after long tenure, the Committee determined in October 2015 to provide a separation benefit to Ms. Peterson upon her resignation equal to one year's salary at her then base salary, a pro rata portion of her calendar 2015 performance pay at the target (50%) level, the vesting of all unvested time-vesting equity, other than her February 2015 stock option grant, and certain other health, dental and outplacement benefits for a limited duration. Such separation benefits were provided as additional consideration for compliance with certain confidentiality and non-solicitation obligations.

Performance-Based Restricted Stock Unit Awards

        In March 2014, the Committee, considering the potential beneficial impact on shareholder return of a specific performance-based incentive award, granted to all employees of the Company, including the executive officers, a performance-vesting restricted stock unit award tied to key milestones in the Company's clinical-stage pipeline, including the advancement to approval of aripiprazole lauroxil and the continued successful development of ALKS 5461. On October 5, 2015, upon the approval of the ARISTADA NDA by the FDA, 50% of that performance grant vested, and the remaining 50% will vest on October 5, 2016 for grantees employed by the Company on that date. We believe this award has been effective in aligning and motivating our employees to accomplish these key milestones.

Pay and Performance Alignment

        Our CEO's interests are extremely well aligned with those of our shareholders. As demonstrated in the below table, our CEO has chosen to hold, rather than exercise and sell, a substantial number of vested stock options, resulting in a direct alignment between our share price and the CEO's realizable pay. This is a positive indicator as to his confidence in the future of the Company and serves as an added incentive to increase the ordinary share price and create shareholder value. In addition, our CEO has chosen to hold Company stock acquired on the vesting of restricted stock units and other shares of the Company acquired by him. Our CEO owns over 550,000 shares of Company stock, substantially in excess of his requirements under our Share Ownership and Holding Guidelines described below (under such Guidelines, our CEO is required to hold 6 times his base salary and he actually owns approximately 60 times his base salary currently). This creates substantial additional alignment with our shareholders to increase shareholder return.

  Realized Pay from Equity Transactions is compensation actually received during the applicable fiscal period from the exercise and sale of vested in-the-money stock options and the vesting of restricted stock units.

  Realizable Pay from Equity Transactions is the sum of Realized Pay from Equity Transactions plus the value of the compensation our CEO would have received during the applicable fiscal period if he had exercised and sold all of the other vested and in-the-money stock options at the closing price of our ordinary shares on Nasdaq on December 31st of such fiscal period.

Share Ownership and Holding Guidelines

        Our Board members and executive officers (consisting of those who are required to file reports under Section 16(a) of the Exchange Act) are subject to share ownership guidelines. These guidelines are designed to align the interests of our Board members and executive officers with those of our shareholders by ensuring that our Board members and executive officers have a meaningful financial stake in our long-term success. The guidelines establish minimum ownership levels by position as set forth below. Our share ownership guidelines were amended by the Board in December 2013 and February 2014 to increase the ownership requirements, effective immediately, for our current Chief Executive Officer to six times his base salary, and to increase the ownership requirements for each of our Board members, effective beginning April 1, 2019, to three times his or her annual Board member retainer.

        In addition, our share ownership guidelines were amended in March 2016 to add a holding requirement for our named executive officers. The share ownership and holding guidelines require our named executive officers to hold at least 50% of net shares acquired upon future vesting of restricted stock unit awards and/or exercise of stock options, after deducting applicable taxes and/or exercise price, until such individual meets his or her minimum share ownership requirement under the share ownership and holding guidelines.

        The share ownership requirements noted above were immediately effective for our Chief Executive Officer. The first annual measurement date to determine compliance with the ownership levels specified in the guidelines for Board members and executive officers (other than our Chief Executive Officer) who were members of the Board of Alkermes, Inc. or employed by Alkermes, Inc. as of April 1, 2010, was April 1, 2015. For Mr. Cooke, who became an executive officer after April 1, 2010, and for any Board member or executive officer appointed by the Company or its affiliates after April 1, 2010, these share ownership guidelines become effective beginning on the April 1 that is five full years after his or her appointment as a Board member or executive officer.

Position	Value of Equity
Chief Executive Officer	6.0 times base salary
Board Members	$100,000 until April 1, 2019
3.0 times annual Board retainer, commencing on or after April 1, 2019
Other Executive Officers	1.0 times base salary

        All shares directly or beneficially owned by the director or executive officer as of the annual measurement dates mentioned above, including the amount by which the market value, on the measurement date of any vested stock option exceeds the strike price of such option, are included for purposes of determining the value of shares owned under our share ownership guidelines.

        Compliance with the share ownership and holding guidelines is monitored by the Nominating and Corporate Governance Committee of the Board. That committee determined that Mr. Pops and all directors and executive officers subject to the guidelines had satisfied the applicable stock ownership guidelines, in its current and previous forms, each year since it was adopted by the Board. As of the April 1, 2016 measurement date, all directors owned (according to our stock ownership guidelines above) at least three times their annual Board retainer, and all executive officers for whom the guidelines are in effect owned (according to our stock ownership guidelines above) at least one times their base salary.

Clawback Policy

        In March 2016, the Committee, with authority delegated to it from the Board, approved a Clawback Policy that applies to our named executive officers. In the event that (a) the Board determines that a named executive officer engaged in fraud or intentional misconduct that requires a material restatement of our financial results, and (b) such fraud or intentional misconduct resulted in an incorrect determination that an incentive compensation performance goal had been achieved, then the Board may take appropriate action to recover from such named executive officer any equity incentive compensation resulting from such incorrect determination that had been paid to such named executive officer during the three-year period preceding the filing of such accounting restatement. We may recoup equity incentive compensation paid to the named executive officer who engaged in the fraud or intentional misconduct to the extent it was based on such incorrect determination, as determined by the Board. A current copy of the Clawback Policy can be found on the Corporate Governance page of the Investors section of our website, available at http://investor.alkermes.com.

Insider Trading Policy Prohibitions and Hedging Policy

        Our Company maintains an Insider Trading Policy that prohibits our officers, directors, employees (including temporary and contract employees) and independent contractors from, among other things, engaging in speculative transactions in our securities, including by way of the purchase or sale of "put" or "call" options or other derivative securities directly linked to our equity; short sales of our equity; the use of our equity as a pledge or as collateral in a margin account; and trading in straddles, equity swaps, or other hedging transactions directly linked to our equity, even if such persons do not possess material, nonpublic information.

Perquisites

        Our President receives a car allowance. The Committee periodically reviews perquisites to assure that they are appropriate in light of our total compensation program and market practice.

Retirement Benefits

        The terms of our 401(k) Savings Plan ("401k Plan") provide for broad-based participation by our executive officers and employees resident in the United States. Under the 401k Plan, all of our employees are eligible to receive matching contributions from us. Our matching contribution for the 401k Plan for the 2015 Fiscal Year was as follows: dollar for dollar on each participant's eligible compensation up to a maximum of 5% of such compensation, subject to applicable federal limits.

Other Benefits

        Executive officers are eligible to participate in our employee benefit plans on the same terms as all other employees. These plans include medical, dental and life insurance. We may also provide relocation expense reimbursement, which is negotiated on an individual basis with executive officers in a manner consistent with our internal guidelines. The executive officers are entitled to certain benefits upon death or disability available to all of our employees. Under our flexible benefits program, all of our eligible employees, including the named executive officers, have the ability to purchase long-term disability coverage that will pay up to 60% of base monthly salary, up to $20,000 per month, during disability. Also, under our flexible benefits program, we provide life insurance coverage for all of our eligible employees, including the named executive officers, equal to two times base salary, with a maximum of $500,000 in coverage paid by us. In addition, executive officers are eligible to receive severance benefits in connection with a termination or a change in control as set forth in each of their employment contracts and described more fully below.

Post Termination Compensation and Benefits

        We have a program in place under which each of our executive officers receive severance benefits if he or she is terminated without cause or if he or she is terminated for "good reason" (e.g., a material diminution in his or her responsibilities, authority, powers, functions, duties or compensation or a material change in the geographic location at which he or she must perform his or her employment), and thereafter sign a general release of claims. Additionally, each named executive officer receives severance benefits if, within a period of time following a corporate transaction or a change in control, he or she is terminated without cause or is terminated for "good reason." The terms of these arrangements and the amounts payable under them are described in more detail below under "—Potential Payments Upon Termination or Change in Control ." We provide these arrangements because we believe that, in a competitive market for talent, some severance arrangements are necessary to attract and retain high quality executives. In addition, the change in control benefit allows the executives to maintain their focus on our business during a period when they otherwise might be distracted.

Tax Deductibility of Compensation

        In general, under Section 162(m) of the Code, we cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to our named executive officers. This deduction limitation does not apply, however, to certain "performance-based compensation" (within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder), which the Committee determined, pursuant to the guidance of its third party advisers, includes the performance-vesting restricted stock unit awards granted by the Committee in March 2014.

        Management regularly reviews the provisions of our plans and programs, monitors legal developments and works with the Committee to preserve Section 162(m) tax deductibility of compensation payments. Changes to preserve tax-deductibility are adopted to the extent reasonably practicable, consistent with our compensation policies and as determined to be in our best interests and the best interests of our shareholders. However, the Committee reserves the right to grant compensation not deductible under Section 162(m) in appropriate circumstances.

Summary Compensation Table

        The following table presents and summarizes the compensation paid to, or earned by, our named executive officers for the 2015 Fiscal Year, the 2014 Fiscal Year and the Transition Period:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)(2)	(f)(3)	(g)(4)	(h)	(i)(5)	(j)
Richard F. Pops	FY15	881,019	—	2,849,200	6,898,600	1,765,420	—	13,250	12,407,489
Chairman and Chief Executive Officer	FY14	854,716	—	2,452,320	5,414,344	1,714,000	—	13,000	10,448,380
	TP*	618,564	—	1,854,600	4,980,000	1,236,000	—	7,489	8,696,653
James M. Frates	FY15	483,173	—	747,915	1,517,692	387,280	—	13,250	3,149,310
Senior Vice President and Chief Financial Officer	FY14	468,727	—	530,550	1,177,031	376,000	—	13,088	2,565,395
	TP*	339,051	—	337,200	1,162,000	250,000	—	6,881	2,095,132
Rebecca J. Peterson	FY15	299,293	—	3,239,840	4,382,010	—	—	663,226	8,584,369
Former Senior Vice President, Corporate	FY14	332,074	—	660,240	1,447,748	333,000	—	13,050	2,786,112
Communications(1)	TP*	240,219	—	505,800	1,328,000	236,000	—	7,568	2,317,587
Shane Cooke	FY15	543,033	—	1,260,771	2,535,236	721,672	—	26,640	5,087,352
President	FY14	630,583	—	990,360	2,118,656	721,222	—	186,145	4,646,966
	TP*	456,828	—	775,560	1,909,000	635,071	—	135,641	3,912,100
Elliot W. Ehrich	FY15	513,910	—	1,068,450	2,155,813	604,890	—	13,275	4,356,338
Executive Vice President, Research and Development	FY14	468,120	—	707,400	1,530,141	470,000	—	13,100	3,188,761
and Chief Medical Officer	TP*	332,479	—	505,800	1,328,000	315,600	—	6,788	2,488,667
Kathryn L. Biberstein	FY15	503,653	—	1,068,450	2,155,813	592,819	—	13,250	4,333,985
Executive Vice President, Chief Legal Officer,	FY14	459,389	—	660,240	1,447,748	460,620	—	13,000	3,040,998
Chief Compliance Officer and Secretary	TP*	332,479	—	505,800	1,328,000	315,600	—	6,838	2,488,717

*
Represents the Transition Period

Notes to Summary Compensation Table

(1)
In October 2015, Ms. Peterson resigned her position as the Company's Senior Vice President, Corporate Communications.

(2)
The amounts in column (e) reflect the aggregate grant date fair value of stock awards granted during the 2015 Fiscal Year, the 2014 Fiscal Year and the Transition Period, respectively, in accordance with U.S. GAAP. The weighted average grant date fair value of stock awards granted during these periods are included in footnote 14 "Share-Based Compensation" to our consolidated financial statements for the year ended December 31, 2015 included in our Annual Report on Form 10-K filed with the SEC on February 25, 2016.

Included in Ms. Peterson's stock awards for the 2015 Fiscal Year is $2,313,850, which represents the fair value of stock awards that were modified in connection with the separation agreement between Ms. Peterson and the Company, dated October 21, 2015 (the "Separation Agreement"). Pursuant to the Separation Agreement, certain stock awards that were scheduled to vest through February 26, 2019 were modified and vesting was accelerated to the separation date.

(3)
The amounts in column (f) reflect the aggregate grant date fair value of option awards granted during the 2015 Fiscal Year, 2014 Fiscal Year and the Transition Period, respectively, in accordance with U.S. GAAP. Assumptions used in the calculation of the fair value of option awards granted by us during these periods are included in footnote 2 "Summary of Significant Accounting Policies" to our consolidated financial statements for the year ended December 31, 2015 included in our Annual Report on Form 10-K filed with the SEC on February 25, 2016.

Included in Ms. Peterson's option awards for the 2015 Fiscal Year is $2,519,388, which represents the fair value of option awards that were modified in connection with the Separation Agreement. Pursuant to the Separation Agreement, certain options that were scheduled to vest through March 3, 2018 were modified and vesting was accelerated to the separation date.

(4)
The amounts in column (g) reflect the cash awards paid to the named executive officers for services performed during the 2015 Fiscal Year, the 2014 Fiscal Year and the Transition Period, pursuant to the 2015 Performance Plan, the 2014 Performance Plan and the Amended and Restated Fiscal Year December 2013 Alkermes plc Affiliated Company Reporting Officer Performance Pay Plan, respectively. Mr. Cooke is compensated in euro. For purposes of this disclosure, we have converted the euro payments to U.S. Dollars based on the exchange rate on the dates these amounts were paid to Mr. Cooke.

(5)
With the exception of Mr. Cooke, the amounts in column (i) reflect our match on contributions made by the named executive officers to our 401k Plan. In addition, column (i) for Mr. Frates includes amounts paid under our wellness incentive plan for the 2015 Fiscal Year, the 2014 Fiscal Year and the Transition Period. Column (i) for Ms. Peterson also includes amounts paid under our wellness incentive plan for the 2015 Fiscal Year and the 2014 Fiscal Year and $780 earned under the Company's performance plus award program in the Transition Period. Also, in the Fiscal Year 2015, column (i) for Ms. Peterson includes a cash severance amount of $515,623 and health, dental and outplacement benefits of $29,580, in each case pursuant to the Separation Agreement, and $104,748 of unused vacation time, all of which was paid during the 2015 Fiscal Year.

Column (i) for Mr. Cooke includes (a) €24,000, €24,000 and €18,000 (equivalent to $26,640, $31,886 and $23,947) paid by the Company towards his car allowance for the 2015 Fiscal Year, the 2014 Fiscal Year and the Transition Period, respectively; and €116,045 and €83,955 (equivalent to $154,259 and $111,694), contributed by the Company to a private pension plan in which Mr. Cooke participated in the 2014 Fiscal Year and the Transition Period, respectively. Mr. Cooke is compensated in euro. For the purposes of this disclosure, we have converted euro payments to U.S. Dollars based on the prevailing exchange rate during the time period over which the payments were made. Column (i) for Dr. Ehrich also includes amounts paid under our wellness incentive plan for the 2015 Fiscal Year and the 2014 Fiscal Year. Column (i) for Ms. Biberstein also includes amounts paid under our wellness incentive plan for the Transition Period.

Grants of Plan-Based Awards—for the 2015 Fiscal Year

        The following table presents information on all grants of plan-based awards made in the 2015 Fiscal Year to our named executive officers:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares or Units (#)	All Other Option Awards: Number of Securities Options (#)		Grant Date Fair Value of Stock and Option Awards ($)
										Exercise or Base Price of Option Awards ($/Sh)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)*	(c)(1)	(d)(1)	(e)(1)	(f)	(g)	(h)	(i)(2)	(j)(3)	(k)	(l)(4)
Richard F. Pops	2/26/2015	—	—	—	—	—	—	40,000	—	—	2,849,200
	2/26/2015	—	—	—	—	—	—	—	200,000	71.23	6,898,600
	N/A	—	882,710	1,765,420	—	—	—	—	—	—	—
James M. Frates	2/26/2015	—	—	—	—	—	—	10,500	—	—	747,915
	2/26/2015	—	—	—	—	—	—	—	44,000	71.23	1,517,692
	N/A	—	242,050	484,100	—	—	—	—	—	—	—
Rebecca J. Peterson	2/26/2015	—	—	—	—	—	—	13,000	—	—	925,990
	2/26/2015	—	—	—	—	—	—	—	54,000	71.23	1,862,622
Shane Cooke	2/26/2015	—	—	—	—	—	—	17,700	—	—	1,260,771
	2/26/2015	—	—	—	—	—	—	—	73,500	71.23	2,535,236
	N/A	—	400,929	801,857	—	—	—	—	—	—	—
Elliot W. Ehrich	2/26/2015	—	—	—	—	—	—	15,000	—	—	1,068,450
	2/26/2015	—	—	—	—	—	—	—	62,500	71.23	2,155,813
	N/A	—	336,050	672,100	—	—	—	—	—	—	—
Kathryn L. Biberstein	2/26/2015	—	—	—	—	—	—	15,000	—	—	1,068,450
	2/26/2015	—	—	—	—	—	—	—	62,500	71.23	2,155,813
	N/A	—	329,343	658,687	—	—	—	—	—	—	—

Notes to Grants of Plan-Based Awards Table*

        On February 26, 2015, we awarded stock options and restricted stock awards for performance during the 2014 Fiscal Year to Messrs. Pops, Frates and Cooke, Dr. Ehrich and Mss. Peterson and Biberstein. This Grants of Plan-Based Awards table does not include those stock options and restricted stock awards which were granted on February 29, 2016 for performance by grantees during the 2015 Fiscal Year. Such equity grants vest in four equal annual installments over four years plus one day and were as follows: Mr. Pops, 300,000 stock options and 70,000 time-vesting restricted stock unit awards, and Messrs. Frates and Cooke, Dr. Ehrich and Ms. Biberstein 76,000, 120,000, 100,000 and 100,000 stock options, respectively, and 18,000, 28,000, 23,000, and 23,000 time-vesting restricted stock unit awards, respectively. There were no other equity awards granted to our named executive officers on that date. The February 29, 2016 stock option grants were each made at an exercise price of $32.27.

(1)
Represents the target cash performance pay range under the 2015 Performance Pay Plan for performance pay awards that may be earned by named executive officers during the performance period January 1, 2015 to December 31, 2015. The target cash performance pay range for Mr. Pops is 0% to 200% of base salary with a target cash performance pay of 100% of base salary in effect at the time of award. The target cash performance pay range for Mr. Frates is 0% to 100% of base salary with a target cash performance pay of 50% of base salary in effect at the time of award. The target cash performance pay range for Mr. Cooke is 0% to 150% of base salary, with a target cash performance pay of 75% of base salary in effect at the time of award. The target cash performance range for Dr. Ehrich and Ms. Biberstein is 0% to 130% of base salary, with a target cash performance pay of 65% of base salary in effect at the time of award. There are no other applicable estimated future payouts under non-equity incentive plan awards for our named executive officers. See "Compensation Discussion and Analysis-Compensation Program Elements-Cash Incentive Bonus" for a detailed discussion of the 2015 Performance Plan and the Summary Compensation Table above for the actual cash performance pay amounts earned during the 2015 Fiscal Year.

(2)
Represents stock units granted under the 2011 Plan which vest in four equal annual installments commencing on the first anniversary of the grant date. No dividend equivalents are paid on unvested restricted stock awards.

(3)
Represents stock options granted under the 2011 Plan which vest in four equal installments commencing on the first anniversary of the grant date. Certain of the stock options qualify as incentive stock options under Section 422 of the Code.

(4)
Represents the estimated grant date fair value of stock options and restricted stock awards granted to the named executive officers during the 2015 Fiscal Year calculated using valuation techniques compliant with U.S. GAAP. Assumptions used in the calculation of the fair value of option awards granted by us during the 2015 Fiscal Year are included in footnote 2, "Summary of Significant Accounting Policies" to our consolidated financial statements for the 2015 Fiscal Year included in our Form 10-K filed with the SEC on February 25, 2016. There can be no assurance that the stock options will be exercised (in which case no value will be realized by the optionee) or the value realized upon exercise will equal the grant date fair value.

Outstanding Equity Awards

        The following table presents the equity awards we have made to each of the named executive officers that were outstanding as of December 31, 2015:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)(1)	(c)	(d)	(e)	(f)(2)	(g)		(h)(8)	(i)	(j)
Richard F. Pops	—	—	—	—	—	8,125	(3)	644,963	—	—
	—	—	—	—	—	27,500	(4)	2,182,950	—	—
	—	—	—	—	—	39,000	(5)	3,095,820	—	—
	—	—	—	—	—	40,000	(6)	3,175,200	—	—
	—	—	—	—	—	20,000	(7)	1,587,600	—	—
	93,750	—	—	20.79	5/2/2016	—		—	—	—
	120,000	—	—	14.38	12/12/2016	—		—	—	—
	100,000	—	—	15.95	6/1/2017	—		—	—	—
	50,000	—	—	14.13	11/5/2017	—		—	—	—
	170,000	—	—	12.29	5/27/2018	—		—	—	—
	220,000	—	—	8.55	5/26/2019	—		—	—	—
	500,000	—	—	9.21	11/18/2019	—		—	—	—
	325,000	—	—	11.74	5/17/2020	—		—	—	—
	400,000	—	—	18.105	5/20/2021	—		—	—	—
	337,500	112,500	—	16.55	5/21/2022	—		—	—	—
	150,000	150,000	—	33.72	5/28/2023	—		—	—	—
	57,500	172,500	—	47.16	3/3/2024	—		—	—	—
	—	200,000	—	71.23	2/26/2025	—		—	—	—
James M. Frates	—	—	—	—	—	3,750	(3)	297,675	—	—
	—	—	—	—	—	5,000	(4)	396,900	—	—
	—	—	—	—	—	8,438	(5)	669,808	—	—
	—	—	—	—	—	10,500	(6)	833,490	—	—
	—	—	—	—	—	5,000	(7)	396,900	—	—
	23,315	—	—	20.79	5/2/2016	—		—	—	—
	13,731	—	—	15.95	6/1/2017	—		—	—	—
	15,000	—	—	14.13	11/5/2017	—		—	—	—
	41,864	—	—	12.29	5/27/2018	—		—	—	—
	61,983	—	—	11.74	5/17/2020	—		—	—	—
	94,477	—	—	18.105	5/20/2021	—		—	—	—
	75,000	25,000	—	16.55	5/21/2022	—		—	—	—
	35,000	35,000	—	33.72	5/28/2023	—		—	—	—
	12,500	37,500	—	47.16	3/3/2024	—		—	—	—
	—	44,000	—	71.23	2/26/2025	—		—	—	—

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)(1)	(c)	(d)	(e)	(f)(2)	(g)		(h)(8)	(i)	(j)
Shane Cooke	—	—	—	—	—	5,625	(3)	446,513	—	—
	—	—	—	—	—	11,500	(4)	912,870	—	—
	—	—	—	—	—	15,750	(5)	1,250,235	—	—
	—	—	—	—	—	17,700	(6)	1,405,026	—	—
	—	—	—	—	—	7,500	(7)	595,350	—	—
	34,000	—	—	14.60	10/5/2021	—		—	—	—
	120,000	40,000	—	16.55	5/21/2022	—		—	—	—
	57,500	57,500	—	33.72	5/28/2023	—		—	—	—
	22,500	67,500	—	47.16	3/3/2024	—		—	—	—
	—	73,500	—	71.23	2/26/2025	—		—	—	—
Elliot W. Ehrich	—	—	—	—	—	4,500	(3)	357,210	—	—
	—	—	—	—	—	7,500	(4)	595,350	—	—
	—	—	—	—	—	11,250	(5)	893,025	—	—
	—	—	—	—	—	15,000	(6)	1,190,700	—	—
	—	—	—	—	—	5,000	(7)	396,900	—	—
	11,698	—	—	8.55	5/26/2019	—		—	—	—
	8,517	—	—	11.74	5/17/2020	—		—	—	—
	46,000	—	—	18.105	5/20/2021	—		—	—	—
	65,375	30,125	—	16.55	5/21/2022	—		—	—	—
	40,000	40,000	—	33.72	5/28/2023	—		—	—	—
	16,250	48,750	—	47.16	3/3/2024	—		—	—	—
	—	62,500	—	71.23	2/26/2025	—		—	—	—
Kathryn L. Biberstein	—	—	—	—	—	4,500	(3)	357,210	—	—
	—	—	—	—	—	7,500	(4)	595,350	—	—
	—	—	—	—	—	10,500	(5)	833,490	—	—
	—	—	—	—	—	15,000	(6)	1,190,700	—	—
	—	—	—	—	—	5,000	(7)	396,900	—	—
	16,875	—	—	20.79	5/2/2016	—		—	—	—
	30,000	—	—	14.38	12/12/2016	—		—	—	—
	20,000	—	—	15.95	6/1/2017	—		—	—	—
	15,000	—	—	14.13	11/5/2017	—		—	—	—
	45,000	—	—	12.29	5/27/2018	—		—	—	—
	53,304	—	—	8.55	5/26/2019	—		—	—	—
	30,000	—	—	9.21	11/18/2019	—		—	—	—
	86,500	—	—	11.74	5/17/2020	—		—	—	—
	100,000	—	—	18.105	5/20/2021	—		—	—	—
	90,000	30,000	—	16.55	5/21/2022	—		—	—	—
	40,000	40,000	—	33.72	5/28/2023	—		—	—	—
	15,375	46,125	—	47.16	3/3/2024	—		—	—	—
	—	62,500	—	71.23	2/26/2025	—		—	—	—

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)(1)	(c)	(d)	(e)	(f)(2)	(g)	(h)(8)	(i)	(j)
Rebecca J. Peterson	—	—	—	—	—	—	—	—	—

Notes to Outstanding Equity Awards Table

(1)
Grant date of all stock options is ten years prior to the option expiration date (Column (f)). All stock options vest ratably in 25% increments on the first four anniversaries of the grant date.

(2)
Stock options retire ten years from the grant date.

(3)
Restricted stock unit awards granted on May 21, 2012 under the 2011 Plan. The restricted stock unit awards vest in equal amounts on the first, second, third and fourth anniversaries of the grant date and are issued on the vesting date. No dividend equivalents are paid on restricted stock unit awards. In the event the individual's employment or any other relationship with us is terminated for any reason, except in the event of death or permanent disability or a Sale Event (as defined in the 2011 Plan), restricted stock unit awards are forfeited on the date of termination.

(4)
Restricted stock unit awards granted on May 28, 2013 under the 2011 Plan. The restricted stock unit awards vest in equal amounts on the first, second, third and fourth anniversaries of the grant date and are issued on the vesting date. No dividend equivalents are paid on restricted stock unit awards. In the event the individual's employment or any other relationship with us is terminated for any reason, except in the event of death or permanent disability or a Sale Event (as defined in the 2011 Plan), restricted stock unit awards are forfeited on the date of termination.

(5)
Restricted stock unit awards granted on March 3, 2014 under the 2011 Plan. The restricted stock unit awards vest in equal amounts on the first, second, third and fourth anniversaries of the grant date and are issued on the vesting date. No dividend equivalents are paid on restricted stock unit awards. In the event the individual's employment or any other relationship with us is terminated for any reason, except in the event of death or permanent disability or a Sale Event (as defined in the 2011 Plan), restricted stock unit awards are forfeited on the date of termination.

(6)
Restricted stock unit awards granted on February 26, 2015 under the 2011 Plan. The restricted stock unit awards vest in equal amounts on the first, second, third and fourth anniversaries of the grant date and are issued on the vesting date. No dividend equivalents are paid on restricted stock unit awards. In the event the individual's employment or any other relationship with us is terminated for any reason, except in the event of death or permanent disability or a Sale Event (as defined in the 2011 Plan), restricted stock unit awards are forfeited on the date of termination.

(7)
Performance-vesting restricted stock unit awards granted on March 3, 2014 under the 2011 Plan. 50% of the performance-vesting restricted stock unit awards vested on October 5, 2015 when certain development milestones were achieved. The remaining 50% of the performance-vesting restricted stock unit awards will vest on October 5, 2016. No dividend equivalents are paid on performance-vesting restricted stock unit awards. In the event the individual's employment or any other relationship with us is terminated for any reason, except in the event of death or permanent disability or a Sale Event (as defined in the 2011 Plan), before October 5, 2016, the remaining restricted stock unit awards are forfeited on the date of termination.

(8)
Market value is based on the closing price of our ordinary shares on December 31, 2015 as reported by NASDAQ, which was $79.38.

Option Exercises and Stock Vested—for the 2015 Fiscal Year

        The following table presents information regarding option exercises and vesting of restricted stock unit awards for each named executive officer during the 2015 Fiscal Year:

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Richard F. Pops	187,500	9,770,925	63,000	3,972,388
James M. Frates	145,523	7,799,949	17,812	1,117,989
Rebecca J. Peterson	167,750	5,947,266	55,250	3,370,900
Shane Cooke	316,000	16,786,630	36,625	2,269,765
Elliot W. Ehrich	82,062	4,003,380	20,750	1,307,525
Kathryn L. Biberstein	33,750	1,552,668	20,500	1,289,325

Pension Benefits—for the 2015 Fiscal Year

        None of our named executive officers participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation—for the 2015 Fiscal Year

        None of our named executive officers participate in or have account balances in qualified or non-qualified defined benefit plans maintained by us.

Potential Payments upon Termination or Change in Control

        If, during the term of the executive officer's employment agreement with us, we terminate such executive officer's employment without cause or such executive officer terminates his or her employment for "good reason" (e.g., a material diminution in his responsibilities, authority, powers, functions, duties or compensation or a material change in the geographic location at which he or she must perform his or her employment) and such executive officer thereafter signs a general release of claims, we will provide severance, as follows: to Mr. Pops, over a twenty-four-month period, we will pay an amount equal to two times the sum of (i) his current base salary, plus (ii) the average of his annual cash incentive compensation received for the two immediately preceding fiscal years, and will provide for continued participation in our health benefit plans during such twenty-four-month period; to Mr. Cooke, over an eighteen month period, we will pay an amount equal to one and one-half times the sum of (i) his current base salary, plus (ii) the average of his annual cash incentive compensation received for the two immediately preceding fiscal years; and to Mr. Frates, Ms. Biberstein and Dr. Ehrich, over a twelve-month period, we will pay an amount equal to the sum of (i) his or her current base salary plus (ii) the average of his or her annual cash incentive compensation received for the two immediately preceding fiscal years, and will provide for continued participation in our health benefit plans during such twelve month period.

        Under the employment agreements with our executive officers, in the event of a change in control, each executive officer would be entitled to continue his or her employment with us for a period of two years following the change in control. If, during this two-year period, the employment of such executive officer is terminated without cause or if such executive officer terminates his or her employment for "good reason," such executive officer shall be paid a pro rata amount of his or her annual cash incentive compensation (based upon the average of such executive officer's annual cash incentive compensation for the prior two fiscal years) for the year in which the termination occurs. Additionally, he or she will receive a lump sum payment equal to: for Mr. Pops, two times; and for Messrs. Frates and Cooke, Ms. Biberstein and Dr. Ehrich, one and one-half times, the sum of his or her then-base salary (or the base salary in effect at the time of the change in control, if higher) plus an amount equal to the average of his or her annual cash incentive compensation received for the two immediately preceding fiscal years. Messrs. Pops and Frates, Ms. Biberstein and Dr. Ehrich will also be entitled to continued participation in our health benefit plans: for Mr. Pops, for a period of two years following the date of termination, and for Mr. Frates, Ms. Biberstein and Dr. Ehrich, for a period of eighteen months following the date of termination. These change in control payments are expressly in lieu of, and supersede, those severance payments and benefits otherwise payable if such executive officer is terminated without cause or if such executive officer terminates his or her employment for good reason, provided that such termination occurs within two years after the occurrence of the first event constituting a change in control and that such first event occurs during the period of employment of the executive officer. Messrs. Pops and Frates, Ms. Biberstein and Dr. Ehrich are also entitled to a "gross-up payment" equal to the excise tax imposed upon the severance payments made in the event of a change in control, if any payment or benefit to the executive, whether pursuant to the employment agreement or otherwise, is considered an "excess parachute payment" and subject to an excise tax under the Code. In 2009 we discontinued providing such gross-up payments to newly hired employees. On this basis, Mr. Cooke is not entitled to a gross-up payment in the event of a change in control.

        Under the terms of our 2011 Plan, the Administrator has the authority to determine the conditions under which any award under the 2011 Plan will become exercisable in the event of a change in control at the time of grant of such award. Upon a change in control of our Company, all currently outstanding stock options and stock awards issued under our Equity Plans become exercisable.

Potential Post-Termination Payments

        The following table summarizes the potential payments to the named executive officers under various termination events. The table assumes that the event occurred on December 31, 2015, and the calculations use the closing price of our ordinary shares on December 31, 2015 as reported by NASDAQ, which was $79.38 per share.

Name and Payment Elements	Involuntary Termination Without Cause or Voluntary Termination for Good Reason Not Following a Change in Control	Involuntary Termination Without Cause or Voluntary Termination for Good Reason Following a Change in Control
Richard F. Pops
Cash Compensation:
Severance	$5,127,420	$6,808,420
Equity Awards:
Stock Options and awards(1)	—	31,791,858
Benefits:
Health and Dental Insurance	43,082	43,082

Total	$5,170,502	$38,643,360

James M. Frates
Cash Compensation:
Severance	$838,767	$1,612,817
Equity Awards:
Stock Options and awards(1)	—	7,330,473
Benefits:
Health and Dental Insurance	20,621	30,932

Total	$859,388	$8,974,222

Shane Cooke
Cash Compensation:
Severance(2)	$1,852,834	$2,553,486
Equity Awards:
Stock Options and awards(1)	—	12,522,519
Benefits:
Health and Dental Insurance	—	—

Total	$1,852,834	$15,076,005

Elliot W. Ehrich
Cash Compensation:
Severance	$962,400	$1,889,000
Equity Awards:
Stock Options and awards(1)	—	9,232,439
Benefits:
Health and Dental Insurance	21,541	32,312

Total	$983,941	$11,153,751

Kathryn L. Biberstein
Cash Compensation:
Severance	$947,392	$1,861,798
Equity Awards:
Stock Options and awards(1)	—	9,080,473
Benefits:
Health and Dental Insurance	12,270	18,405

Total	$959,662	$10,960,676

Notes to Post-Termination Payments Table

(1)
This amount represents the difference between the exercise price and the market closing price of our ordinary shares on December 31, 2015, which was $79.38 per share, for outstanding unvested stock options that had an exercise price less than $79.38 per share, and the value of unvested restricted stock unit awards with time-based vesting, valued at $79.38 per share.

(2)
Mr. Cooke's severance amount, which is calculated based on his then current salary and bonus amounts, each of which is paid in euro, has been converted to U.S. Dollar utilizing the exchange rate on December 31, 2015, which equaled $1.09 for one euro.

        In October 2015, Ms. Rebecca J. Peterson, our former Senior Vice President of Corporate Communications resigned from the Company after 15 years of service. Consistent with its treatment of other senior executives who had separated from the Company after long tenure, the Committee determined in October 2015 to provide a separation benefit to Ms. Peterson upon her resignation equal to one year's salary at her then base salary, a pro rata portion of her calendar 2015 performance pay at the target (50%) level, the vesting of all unvested time-vesting equity, other than her February 2015 stock option grant, and certain other health, dental and outplacement benefits for a limited duration. Such separation benefits, which had an aggregate value of $5,483,189, were provided as additional consideration for compliance with certain confidentiality and non-solicitation obligations and were memorialized in the Separation Agreement.

Risk Assessment of Compensation Policies and Practices

        The Committee, at the direction of the Board, reviewed our compensation policies and practices and concluded that these policies and practices are not structured to be reasonably likely to have a material adverse effect on the Company. Specifically, our compensation programs contain many features that mitigate the likelihood of inducing excessive risk-taking behavior. These features include:

  •
  a balance of fixed cash compensation and variable cash and equity compensation, with variable compensation tied both to short- and long-term objectives and the long-term value of our stock price;

  •
  the Committee's ability to exercise discretion in determining incentive program payouts and equity awards;

  •
  share ownership and holding guidelines applicable to our directors and executive officers; and

  •
  mandatory training on our policies that educate our employees on appropriate behaviors and the consequences of taking inappropriate actions.

 DIRECTOR COMPENSATION

        David W. Anstice, Floyd E. Bloom, M.D., Robert A. Breyer, Wendy L. Dixon, Ph.D, Paul J. Mitchell and Nancy J. Wysenski served as non-employee directors for the entire 2015 Fiscal Year. Geraldine A. Henwood resigned from the Board effective March 7, 2015.

        Richard F. Pops became Chairman of the Board effective September 16, 2011 and was an employee during the entire 2015 Fiscal Year. Mr. Pops does not receive equity or attendance fees for his service on the Board.

Annual retainers

        In January 2012, the Board adopted the following annual retainers, to be paid pro rata on a quarterly basis, for service on the Board and Board committees.

Service	Retainer Fee
Board Member	$60,000
Board Member In-Person Meeting Attendance	3,500
Audit and Risk Committee Chair	25,000
Audit and Risk Committee Member	15,000
Compensation Committee Chair	20,000
Compensation Committee Member	10,000
Nominating and Corporate Governance Committee Chair	15,000
Nominating and Corporate Governance Committee Member	7,500

        In addition, we reimburse our directors for necessary business expenses incurred in the performance of their services for us and extend coverage to them under our travel accident and directors' and officers' indemnity insurance policies.

Equity Compensation

        In February 2015, in light of the increase in price of the Company's ordinary shares, the Board determined to eliminate automatic initial (upon becoming a member of the Board) and annual grants of equity in favor of the Compensation Committee recommending on a regular basis the amount of the initial and annual equity grants, including the pro-rata annual grant to new directors for the Board members after consultation with its independent compensation consultant and based on data regarding the Company's peer group. The Board will determine the terms and amount of the Company annual non-employee director equity grant ("Annual Grant") each year at or prior to the Company's annual general meeting of shareholders and the Annual Grant will be granted by the Compensation Committee on the date of the Company's annual general meeting of shareholders. The Board will also determine the value of the option grant to be given to any newly appointed non-employee director (the "New Director Grant") at the time it determines the Annual Grant. For each newly appointed non-employee director, the Compensation Committee will determine the number of options corresponding to such value and grant the New Director Grant on the date of the first regularly scheduled Board of Directors meeting attended by such newly appointed non-employee director.

        Specifically, for the Annual Grant, the Compensation Committee shall, in consultation with its independent compensation consultant, (i) review annually the terms and value being delivered in the market of annual non-employee director equity for the Company's peer group and (ii) utilize this analysis to recommend to the Board the value, number, vesting and any other terms of the Annual Grant. The Compensation Committee shall use (i) a 30 day trading average, ending 21 days before date of the Company's annual general meeting of shareholders ("Annual Grant Average Price"), and the Black-Scholes valuation model to determine option values and (ii) the Annual Grant Average Price to determine full value award values for purposes of converting value to recommended equity amounts. The Annual Grant shall have at least a one-year vesting period.

        For New Director Grants, the Compensation Committee shall, in consultation with its independent compensation consultant, (i) review annually, proximate to the date of the Company's annual general meeting of shareholders, the value being delivered in the market of newly appointed non-employee director equity for the Company's peer group and (ii) utilize this analysis to recommend to the Board the value of the New Director Grant. The Compensation Committee shall use a 30 day trading average, ending 21 days before the first day of the first regularly scheduled Board meeting attended by the newly appointed non-employee director, and the Black-Scholes valuation model to determine option values for purposes of converting the value determined by the Board for the New Director Grant to an option amount. The New Director Grant shall have a three-year vesting period. In addition, the Compensation Committee shall also grant a pro rata portion of the current year Annual Grant (the "Pro Rata Annual Grant") to the newly appointed non-employee director represented by the number of regularly scheduled Board of Director meetings remaining in the year (including the current meeting) divided by the total number of regularly scheduled Board of Director meetings for the year. The date of the Pro Rata Annual Grant shall be the date of such meeting. The Pro Rata Annual Grant shall vest over the same period of time as the Annual Grant.

        Non-employee directors do not receive any options to purchase ordinary shares except for the yearly grant described above and the one-time grant of an option to purchase ordinary shares upon joining the Board. See the discussion under the heading "Share Ownership and Holding Guidelines" for a description of our share ownership guidelines for our Board members.

Director Compensation Table—for the 2015 Fiscal Year

        The following table presents and summarizes the compensation of our non-employee directors for the 2015 Fiscal Year.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and NQDC Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)(2)	(c)	(d)(3)(4)	(e)	(f)	(g)	(h)
David W. Anstice	94,000	—	370,642	—	—	—	464,642
Floyd E. Bloom	89,000	—	370,642	—	—	—	459,642
Robert A. Breyer	93,000	—	370,642	—	—	—	463,642
Wendy L. Dixon	89,000	—	370,642	—	—	—	459,642
Geraldine Henwood(1)	12,775	—	—	—	—	—	12,775
Paul J. Mitchell	109,000	—	370,642	—	—	—	479,642
Nancy J. Wysenski	87,425	—	370,642	—	—	—	458,067

Notes to Director Compensation Table

(1)
Ms. Henwood resigned from the board on March 7, 2015.

(2)
Represents fees earned by our non-employee directors during the 2015 Fiscal Year, for services as a director, including annual retainer fees, committee and/or committee chair fees and meeting fees.

(3)
The amounts in column (d) reflect the aggregate grant date fair value recognized for financial statement reporting purposes, excluding estimates of forfeitures, if any, in accordance with U.S. GAAP for stock option awards granted during the 2015 Fiscal Year. Each director serving on the board at the time of grant received an option to purchase 16,000 ordinary shares, which had an estimated grant date fair value of $23.17 per share. The stock options granted to the non-employee directors were granted under the 2008 Plan. Stock options granted under the 2008 Plan are nonqualified stock options that vest one year from the grant date and expire upon the earlier of ten years from the grant date or three years after the optionee terminates their service relationship with us. Additionally, any unvested portion of the option grant shall vest upon the optionee's termination of their service relationship with us. There can be no assurance that the stock options will be exercised or the value realized upon exercise will equal the grant date fair value.

(4)
Assumptions used in the calculation of the fair value of option awards made by us for the stock options granted to directors on May 27, 2015 are as follows: option exercise price, $60.57; expected term, 5.7 years; volatility, 38%; interest rate, 1.62%; dividend yield, zero. Our non-employee directors hold the following aggregate number of outstanding stock options as of December 31, 2015: David W. Anstice, 196,000 shares; Floyd E. Bloom, 196,000 shares; Robert A. Breyer, 111,400 shares; Wendy L. Dixon, 151,000 shares; Geraldine A. Henwood, 75,000 shares; Paul J. Mitchell, 196,000 shares; and Nancy J. Wysenski, 107,250 shares.

 CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policy Concerning Related Person Transactions

        The Audit and Risk Committee, pursuant to its written charter adopted by the Board, a current copy of which can be found on the Corporate Governance page of the Investors section of our website, available at http://investor.alkermes.com, is responsible for reviewing all transactions with related persons, including transactions that would be required to be disclosed in this proxy statement in accordance with SEC rules. Our Code of Business Conduct and Ethics, which sets forth legal and ethical guidelines for all of our directors and employees, states that directors, executive officers and employees must avoid relationships or activities that might impair that person's ability to make objective and fair decisions while acting in their Company roles and requires that, among other things, any transactions with related persons be disclosed to, and receive the approval of, the appropriate committee of our Board.

        At the end of each fiscal quarter, we ask all of our directors and executive officers to disclose a list of their "related parties"; this practice is not pursuant to a written policy or procedure. Related parties are defined as any public, private, profit, or non-profit companies or organizations of which they or their immediate family is an officer, director or 10% or greater shareholder. All reported "related parties" are sent to our Finance department, which checks them against transactions of the Company in that prior quarter. At the Audit and Risk Committee meeting held to review the quarter's financial results, any transactions between a reported related party and us are reported to the Audit and Risk Committee for its review and, if deemed appropriate by the Audit and Risk Committee in its sole discretion, approval.

DISCLOSURE WITH RESPECT TO OUR EQUITY COMPENSATION PLANS

Equity Compensation Plan Information

        The following table provides information as of December 31, 2015 about:

  •
  the number of ordinary shares subject to issuance upon exercise of outstanding options and vesting of restricted stock units under plans adopted by us;

  •
  the weighted-average exercise price of outstanding options under plans adopted us; and

  •
  the number of ordinary shares available for future issuance under our active plans: the 2011 Plan and the 2008 Plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders	14,805,103	$31.86	6,866,901
Equity compensation plans not approved by security holders	—	—	—

(1)
This includes 1,826,297 ordinary shares issued as restricted stock unit awards, which are subject to forfeiture until such awards have vested.

(2)
Represents the weighted average exercise price of our outstanding options under our equity compensation plans. This does not include outstanding restricted stock unit awards under our equity compensation plans as such awards do not have an exercise price.

 OTHER BUSINESS

        The Board does not intend to present to the Annual Meeting any business other than that set forth in this proxy statement. If any other matter is presented to the Annual Meeting which under applicable proxy regulations need not be included in this proxy statement or which the Board did not know a reasonable time before this solicitation would be presented, and if permitted as a matter of Irish law, the persons named in the accompanying proxy will have discretionary authority to vote proxies with respect to such matter in accordance with their best judgment.

Independent Auditor and Accounting Firm

        PwC, our independent auditor and accounting firm, audited the consolidated financial statements of the Company for the 2015 Fiscal Year. Representatives of PwC are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Shareholder Proposals for the Company's 2017 Annual General Meeting of Shareholders

        In accordance with the rules established by the SEC, our shareholders may submit proposals on matters appropriate for shareholder action at meetings in accordance with Rule 14a-8 under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2017 Annual General Meeting of Shareholders, all applicable requirements of Rule 14a-8 must be satisfied and, pursuant to Rule 14a-8, such proposals must be received by us no later than December 14, 2016. However, if our 2017 Annual General Meeting of Shareholders is changed by more than 30 days from the first anniversary of the Annual Meeting, then the deadline will be a reasonable time prior to the time that we begin to print and mail proxy materials for our 2017 Annual General Meeting of Shareholders. Such proposals should be sent to our Secretary at Alkermes plc, Connaught House, 1 Burlington Road, Dublin 4, Ireland. In addition to the requirements as to form and substance established by the SEC and our Articles of Association, shareholder proposals must be a proper subject for shareholder action under Irish law to be included in our proxy materials.

        Pursuant to our Articles of Association, nominations by our shareholders of persons to be elected to the board of directors at our 2017 Annual General Meeting of Shareholders must be in writing and received by our Secretary not later than the close of business on January 13, 2017 nor earlier than November 14, 2016; provided, however, that in the event our 2017 Annual General Meeting of Shareholders is changed by more than 30 days from the first anniversary date of the Annual Meeting, notice must be delivered no earlier than 150 days prior to nor later than 90 days prior to our 2017 Annual General Meeting of Shareholders or, if later, the 10th day following the day on which public announcement of the date of our 2017 Annual General Meeting of Shareholders is first made.

Expenses and Solicitation

        The cost of solicitation will be borne by Alkermes and, in addition to directly soliciting shareholders by mail, Alkermes may request banks and brokers to solicit their customers who have ordinary shares of Alkermes registered in the name of the nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by officers and employees of Alkermes may also be made of some shareholders in person or by mail or telephone following the original solicitation.

Presentation of Irish Statutory Financial Statements

        The Company's Irish Statutory Financial Statements for the 2015 Fiscal Year, including the reports of the directors and statutory auditors thereon, will be presented at the Annual Meeting in accordance with the requirements of the Companies Act. The Company's Irish Statutory Financial Statements will be approved by the Board. There is no requirement under Irish law that such statements be approved by shareholders, and no such approval will be sought at the Annual Meeting. The Company's Irish Statutory Financial Statements will be available with the proxy materials at http://www.viewproxy.com/alkermes/2016 or in the Investors section of our website at www.alkermes.com on or before April 14, 2016.

Registered and Principal Executive Offices

        The registered and principal executive offices of Alkermes plc are located at Connaught House, 1 Burlington Road, Dublin 4, Ireland. The telephone number there is +353 1 772-8000.

United States Securities and Exchange Commission Reports

        Copies of our Annual Report on Form 10-K for the 2015 Fiscal Year, as filed with the SEC, are available to shareholders free of charge under the Investors tab of our website at www.alkermes.com or by writing to our Secretary at Alkermes plc, Connaught House, 1 Burlington Road, Dublin 4, Ireland, Attention: Company Secretary.

Delivery of Documents to Shareholders Sharing an Address

        If you have requested a paper copy of our proxy materials, our Annual Report on Form 10-K for the 2015 Fiscal Year and Irish Statutory Financial Statements are being mailed to you along with this proxy statement. In order to reduce printing and postage costs, only one copy of our proxy statement, Annual Report on Form 10-K and Irish Statutory Financial Statements will be mailed to multiple shareholders sharing an address unless the Company receives contrary instructions from one or more of the shareholders sharing an address. The Company will deliver promptly a separate copy of such documents to any shareholder who writes or calls the Company at Alkermes plc, Connaught House, 1 Burlington Road, Dublin 4, Ireland, Attention: Company Secretary, +353 1 772 8000. If your household is receiving multiple copies of such documents and you wish to request delivery of a single copy, you may send a written request to Alkermes plc, Connaught House, 1 Burlington Road, Dublin 4, Ireland, Attention: Company Secretary.

APPENDIX A

ALKERMES plc
2011 Stock Option and Incentive Plan

SECTION 1.    GENERAL PURPOSE OF THE PLAN; DEFINITIONS

        The name of the plan is the Alkermes plc 2011 Stock Option and Incentive Plan (the "Plan"). The Plan is established in connection with a business combination transaction pursuant to which Alkermes, Inc. (the "Company") would become a wholly owned subsidiary of a new holding company to be named Alkermes plc, an Irish public limited company (the "Parent"). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including consultants and prospective employees) of the Parent and its Subsidiaries upon whose judgment, initiative and efforts the Parent and its Subsidiaries largely depend for the successful conduct of their business to acquire a proprietary interest in the Parent. It is anticipated that providing such persons with a direct stake in the Parent's welfare will assure a closer identification of their interests with those of the Parent and its stockholders, thereby stimulating their efforts on the Parent's and its Subsidiaries' behalf and strengthening their desire to remain with the Parent and its Subsidiaries.

        The following terms shall be defined as set forth below:

        "Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

        "Administrator" means the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

        "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Restricted Stock Unit Awards, Cash-Based Awards and Performance Share Awards.

        "Award Certificate" means a written or electronic certificate setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

        "Board" means the Board of Directors of the Parent.

        "Cash-Based Award" means an Award entitling the recipient to receive a cash-denominated payment.

        "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

        "Companies Act" means the Irish Companies Act of 2014, all enactments which are to be read as one, or construed or read together as one with the Irish Companies Act of 2014 and every statutory modification or reenactment thereof for the time being in force.

        "Covered Employee" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

        "Effective Date" means the date set forth in Section 18.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

        "Fair Market Value" of the Stock on any given date for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation

System ("NASDAQ"), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to the closing price reported by NASDAQ or such other exchange. If the market is closed on such date, the determination shall be made by reference to the last date preceding such date for which the market is open.

        "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

        "Non-Employee Director" means a member of the Board who is not also an employee of the Parent or any Subsidiary.

        "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

        "Performance-Based Award" means any Restricted Stock Award, Restricted Stock Unit Award, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code and the regulations promulgated thereunder.

        "Performance Criteria" means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Parent or a unit, division, group, or a Subsidiary) that will be used to establish Performance Goals are limited to the following: earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, initiation or completion of clinical trials, results of clinical trials, drug development or commercialization milestones, collaboration milestones, operational measures including production capacity and capability, hiring and retention of key managers, expense management, capital raising transactions, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, stockholder returns, gross or net profit levels, operating margins, earnings (loss) per share of Stock and sales or market shares, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

        "Performance Cycle" means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee's right to and the payment of a Restricted Stock Award, Restricted Stock Unit Award, Performance Share Award or Cash-Based Award. Each such period shall not be less than 12 months.

        "Performance Goals" means the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

        "Performance Share Award" means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

        "Restricted Stock Award" means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

        "Restricted Stock Unit Award" means an Award of phantom stock units to a grantee.

        "Sale Event" shall mean (i) the sale of all or substantially all of the assets of the Parent on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for securities of the successor entity and the holders of the Parent's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iii) the sale of all of the Stock to an unrelated person or entity.

        "Sale Price" means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

        "Section 409A" means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

        "Stock" means the Common Stock, par value $.01 per share, of Parent, subject to adjustments pursuant to Section 3.

        "Subsidiary" means the Company and any corporation or other entity in which the Parent has at least a 50 percent interest, either directly or indirectly.

        "Ten Percent Owner" means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Parent or any parent or subsidiary corporation of the Parent, within the meaning of Section 424 of the Code.

SECTION 2.    ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

        (a)    Administration of Plan.    The Plan shall be administered by the Administrator.

        (b)    Powers of Administrator.    The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

            (i)  to select the individuals to whom Awards may from time to time be granted;

           (ii)  to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Restricted Stock Unit Awards, Cash-Based Awards and Performance Share Awards, or any combination of the foregoing, granted to any one or more grantees;

          (iii)  to determine the number of shares of Stock to be covered by any Award;

          (iv)  to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written (or electronic) instruments evidencing the Awards;

           (v)  subject to the provisions of Sections 6(d) and 7(a), to accelerate at any time the exercisability or vesting of all or any portion of any Award;

          (vi)  subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised; and

         (vii)  at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written and electronic instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

        All decisions and interpretations of the Administrator shall be binding on all persons, including the Parent, Subsidiaries and Plan grantees.

        (c)    Delegation of Authority to Grant Options.    Subject to applicable law, the Administrator, in its discretion, may delegate to a subcommittee comprised of one or more members of the Board all or part of the Administrator's authority and duties with respect to the granting of Options to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. Any such delegation by the Administrator shall include a limitation as to the amount of Options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

        (d)    Award Certificates.    Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

        (e)    Indemnification.    Subject to Section 235 of the Companies Act, neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Parent in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Parent's articles or bylaws or any directors' and officers' liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Parent.

        (f)    Foreign Award Recipients.    Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Parent and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3.    STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

        (a)    Stock Issuable.

            (i)  The maximum number of shares of Stock reserved and available for issuance under the Plan shall be equal to (i) 28,649,500 ordinary shares, plus (ii) the number of shares of Stock underlying any grants under the Plan that are forfeited, canceled, repurchased or terminated (other than by exercise) from and after the date the Plan is approved by shareholders. For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding shall not be available for future issuance under the Plan. In addition, upon net exercise of Options, the gross number of shares exercised shall be deducted from the total number of shares remaining available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options with respect to no more than 4,000,000 shares of Stock may be granted to any one individual grantee during any one calendar year period and no more than 28,649,500 shares of the Stock may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Parent.

        (b)    Effect of Awards.    The grant of any full value Award (i.e., an Award other than an Option) shall be deemed, for purposes of determining the number of shares of Stock available for issuance under Section 3(a)(i), as an Award of 1.8 shares of Stock for each such share of Stock actually subject to the Award and shall be treated similarly if returned to reserve status when forfeited or canceled as provided in Section 3(a). The grant of an Option shall be deemed, for purposes of determining the number of shares of Stock available for issuance under Section 3(a)(i), as an Award for one share of Stock for each such share of Stock actually subject to the Award.

        (c)    Changes in Stock.    Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Parent's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Parent, or additional shares or new or different shares or other securities of the Parent or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Parent the outstanding shares of Stock are converted into or exchanged for securities of the Parent or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, (v) the number of Stock Options automatically granted to Non-Employee Directors, and (vi) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

        (d)    Mergers and Other Transactions.    Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award documentation, in the case of and subject to the consummation of a Sale Event, all Options that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event and all other Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator's discretion. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, the Parent shall make or provide for a cash payment to the grantees holding Options, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options.

        (e)    Substitute Awards.    The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Parent or a Subsidiary or the acquisition by the Parent or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a)(i).

SECTION 4.    ELIGIBILITY

        Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Parent and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.    STOCK OPTIONS

        Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

        Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Parent or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

        (a)    Stock Options Granted to Employees, Non-Employee Directors and Key Persons.    The Administrator in its discretion may grant Stock Options to eligible employees, Non-Employee Directors, and key persons of the Parent or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee's election, subject to such terms and conditions as the Administrator may establish.

          (i)    Exercise Price.    The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

          (ii)    Option Term and Termination.    The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant. Unless otherwise determined by the Administrator on or after the date of grant, if a grantee's employment (or other service relationship) with the Parent and its Subsidiaries terminates for any reason (including if a Subsidiary ceases to be a Subsidiary of the Parent), the portion of each Stock Option held by the grantee that is not then exercisable shall be immediately forfeited. Unless otherwise determined by the Administrator on or after the date of grant, the grantee may exercise the exercisable portion of his Stock Options until the earlier of three months after such date of termination or the expiration of the stated term of such Stock Option.

          (iii)    Exercisability; Rights of a Stockholder.    Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date, provided they shall not be exercisable for a period of not less than one year from the date of grant. The Administrator may waive the foregoing restriction in the case of a grantee's death, disability or retirement or upon a Sale Event. Subject to the foregoing, the Administrator may otherwise at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

          (iv)    Method of Exercise.    Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company's delegate, specifying the number of shares to be purchased. In the case of a Stock Option that is not an Incentive Stock Option, unless otherwise determined by the Administrator on or after the date of grant, payment of the purchase price must be made by reduction in the number of shares of Stock issuable upon such exercise, based, in each case, on the Fair Market Value of the Stock on the date of exercise. If the Administrator determines not to use the above payment method or in the case of the exercise of Incentive Stock Options, then payment of the purchase price may be made by one or more of the following methods:

            (A)  In cash, by certified or bank check or other instrument acceptable to the Administrator;

            (B)  Subject to the consent of the Administrator and on the basis of such form of surrender agreement as the Administrator may specify, through the delivery (or attestation to the ownership) of shares of Stock owned by the optionee. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

            (C)  By the optionee delivering to the Parent a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Parent cash or a check payable and acceptable to the Parent for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

  Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Parent or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Parent of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Parent is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Parent establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

          (v)    Annual Limit on Incentive Stock Options.    To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.    RESTRICTED STOCK AWARDS

        (a)    Nature of Restricted Stock Awards.    The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each Restricted Stock Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

        (b)    Rights as a Stockholder.    Upon the grant of a Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Award Certificate. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Parent or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 6(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

        (c)    Restrictions.    Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. If a grantee's employment (or other service relationship) with the Parent and its Subsidiaries terminates for any reason (including if a Subsidiary ceases to be a Subsidiary of the Parent), any Restricted Stock that has not vested at the time of termination shall automatically, without any requirement of notice to such grantee from, or other action by or on behalf of, the Parent or its Subsidiaries, be deemed to have been reacquired by the Parent at its original purchase price (if any) from such grantee or such grantee's legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Parent by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Parent upon request without consideration.

        (d)    Vesting of Restricted Stock.    The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Parent's right of repurchase or forfeiture shall lapse. Notwithstanding the foregoing, in the event that any such Restricted Stock granted to employees shall have a performance-based goal, the restriction period with respect to such shares shall not be less than one year, and in the event any such Restricted Stock granted to employees shall have a time-based restriction, the total restriction period with respect to such shares shall not be less than three years; provided, however, that Restricted Stock with a time-based restriction may become vested incrementally over such three-year period. The Administrator may waive the foregoing restriction in the case of a grantee's death, disability or retirement or upon a Sale Event. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator pursuant to the authority reserved in this Section 6, a grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Parent and its Subsidiaries for any reason (including if a Subsidiary ceases to be a Subsidiary of the Parent) and such shares shall be subject to the provisions of Section 6(c) above.

SECTION 7.    RESTRICTED STOCK UNIT AWARDS

        (a)    Nature of Restricted Stock Unit Awards.    The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit Award at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each Restricted Stock Unit Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Notwithstanding the foregoing, in the event that any such Restricted Stock Unit Award granted to employees shall have a performance-based goal, the restriction period with respect to such Award shall not be less than one year, and in the event any such Restricted Stock Unit Award granted to employees shall have a time-based restriction, the total restriction period with respect to such Award shall not be less than three years; provided, however, that any Restricted Stock Unit Award with a time-based restriction may become vested incrementally over such three-year period. The Administrator may waive the foregoing restriction in the case of a grantee's death, disability or retirement or upon a Sale Event. At the end of the restriction period, the Restricted Stock Unit Award, to the extent vested, shall be settled in the form of shares of Stock. To the extent that a Restricted Stock Unit Award is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

        (b)    Election to Receive Restricted Stock Unit Awards in Lieu of Compensation.    The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of a Restricted Stock Unit Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of phantom stock units (which may be fully vested) based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

        (c)    Rights as a Stockholder.    A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of a Restricted Stock Unit Award; provided, however, that the grantee may be credited with dividend equivalent rights with respect to the phantom stock units underlying his Restricted Stock Unit Award, subject to such terms and conditions as the Administrator may determine.

        (d)    Termination.    Except as may otherwise be provided by the Administrator pursuant to the authority reserved in Section 7(a), a grantee's right in all Restricted Stock Unit Awards that have not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Parent and its Subsidiaries for any reason (including if a Subsidiary ceases to be a Subsidiary of the Parent).

SECTION 8.    CASH-BASED AWARDS

        Grant of Cash-Based Awards.    The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines. Except as may otherwise be provided by the Administrator pursuant to the authority reserved in this Section 8, a grantee's right in all Cash-Based Awards that have not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Parent and its Subsidiaries for any reason (including if a Subsidiary ceases to be a Subsidiary of the Parent).

SECTION 9.    PERFORMANCE SHARE AWARDS

        (a)    Nature of Performance Share Awards.    The Administrator may, in its sole discretion, grant Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the Performance Cycles, and such other limitations and conditions as the Administrator shall determine.

        (b)    Rights as a Stockholder.    A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

        (c)    Termination.    Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15 below, in writing after the Award Certificate is issued, a grantee's rights in all Performance Share Awards shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Parent and its Subsidiaries for any reason (including if a Subsidiary ceases to be a Subsidiary of the Parent).

SECTION 10.    PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

        (a)    Performance-Based Awards.    Any Covered Employee who is selected by the Administrator may be granted one or more Performance-Based Awards payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall performance of the Parent or the performance of a Subsidiary, division, business unit, or an individual. The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Parent or its Subsidiaries, or the financial statements of the Parent or its Subsidiaries, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee. Each Performance-Based Award shall comply with the provisions set forth below.

        (b)    Grant of Performance-Based Awards.    With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a

Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

        (c)    Payment of Performance-Based Awards.    Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee's Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

        (d)    Maximum Award Payable.    The maximum Performance-Based Award payable to any one Covered Employee under the Plan for any twelve month period constituting all or part of a Performance Cycle is 4,000,000 Shares (subject to adjustment as provided in Section 3(b) hereof) or $25 million in the case of a Performance-Based Award that is a Cash-Based Award.

SECTION 11.    TRANSFERABILITY OF AWARDS

        (a)    Transferability.    Except as provided in Section 11(b) below, during a grantee's lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee's legal representative or guardian in the event of the grantee's incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

        (b)    Administrator Action.    Notwithstanding Section 11(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Parent to be bound by all of the terms and conditions of the Plan and the applicable Award.

        (c)    Family Member.    For purposes of Section 11(b), "family member" shall mean a grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

        (d)    Designation of Beneficiary.    Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

SECTION 12.    TAX WITHHOLDING

        (a)    Payment by Grantee.    Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Parent or its Subsidiaries, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Parent or its Subsidiaries with respect to such income. The Parent and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Parent's obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

        (b)    Payment in Stock.    In connection with its obligations to withhold Federal, state, city or other taxes from amounts paid to grantees, the Parent or its Subsidiaries may make any arrangements that are consistent with the Plan as it may deem appropriate. Without limitation of the preceding sentence, the Parent shall have the right to reduce the number of shares of Stock otherwise required to be issued to a grantee (or other recipient) in an amount that would have a Fair Market Value on the date of such issuance equal to all Federal, state, city or other taxes as shall be required to be withheld by the Parent or its Subsidiaries pursuant to any statute or other governmental regulation or ruling and paid to any Federal, state, city or other taxing authority.

SECTION 13.    SECTION 409A AWARDS.

        To the extent that any Award is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A (a "409A Award"), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a "separation from service" (within the meaning of Section 409A) to a grantee who is then considered a "specified employee" (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee's separation from service, or (ii) the grantee's death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 14.    TRANSFER, LEAVE OF ABSENCE, ETC.

        For purposes of the Plan, the following events shall not be deemed a termination of employment:

        (a)   a transfer to the employment of the Parent from a Subsidiary or from the Parent to a Subsidiary, or from one Subsidiary to another;

        (b)   an approved leave of absence for military service or sickness, or for any other purpose approved by the Parent or its Subsidiaries, as the case may be, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing; or

        (c)   the transfer in status from one eligibility category under Section 4 hereof to another category.

SECTION 15.    AMENDMENTS AND TERMINATION

        The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. Except as provided in Section 3(c) or 3(d), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation and re-grants or cancellation in exchange for cash or another Award. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the stockholders of the Parent entitled to vote at a meeting of stockholders. Nothing in this Section 15 shall limit the Administrator's authority to take any action permitted pursuant to Section 3(d).

SECTION 16.    STATUS OF PLAN

        With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Parent unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Parent's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 17.    GENERAL PROVISIONS

        (a)    No Distribution.    The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Parent in writing that such person is acquiring the shares without a view to distribution thereof.

        (b)    Delivery of Stock Certificates.    Stock certificates to grantees under the Plan shall be deemed delivered for all purposes when the Parent or a stock transfer agent of the Parent shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Parent. Uncertificated Stock shall be deemed delivered for all purposes when the Parent or a Stock transfer agent of the Parent shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee's last known address on file with the Parent or any Subsidiary, notice of issuance and recorded the issuance in its records (which may include electronic "book entry" records). Notwithstanding anything herein to the contrary, the Parent shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

        (c)    Stockholder Rights.    Until Stock is deemed delivered in accordance with Section 17(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

        (d)    Other Compensation Arrangements; No Employment Rights.    Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation plans or arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Parent or any Subsidiary.

        (e)    Trading Policy Restrictions.    Option exercises and other Awards under the Plan shall be subject to the Parent's insider trading policies and procedures, as in effect from time to time.

        (f)    Forfeiture of Awards.    If the Parent is required to prepare an accounting restatement due to the material noncompliance of the Parent, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Parent for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement. In addition, the Awards granted hereunder to the executive officers of the Parent are subject to the clawback policy of Parent in effect from time to time.

        (g)    Section 82 and Section 1043 of the Companies Act.    The Parent and any Subsidiary incorporated in Ireland may do all such things as are contemplated by the Plan except to the extent that they are prohibited by Section 82 and Section 1043 of the Companies Act. Nothing in this Section 17(g) shall prohibit anything which may be done as contemplated by the Plan by a Subsidiary which is incorporated outside of Ireland.

SECTION 18.    EFFECTIVE DATE OF PLAN

        The Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 19.    GOVERNING LAW

        This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, applied without regard to conflict of law principles.

SECTION 20.    DISPUTE RESOLUTION

        All disputes and differences arising out of the Plan or otherwise in connection therewith may be referred by the Parent to arbitration pursuant to the procedures set forth in the applicable grant agreement of any grantee so affected.

APPENDIX B

Companies Act~~s 1963 to~~ 20~~09~~14

A PUBLIC LIMITED COMPANY ~~LIMITED BY SHARES~~

~~MEMORANDUM AND ARTICLES OF ASSOCIATION~~
CONSTITUTION

of

ALKERMES PUBLIC LIMITED COMPANY

(Amended and restated by Special Resolution dated ~~1~~25 ~~September~~May 201~~1~~6)

Incorporated the 4th day May of 2011

~~Arthur Cox~~
~~Earlsfort Centre~~
~~Earlsfort Terrace~~
~~Dublin 2~~

Companies Act~~s 1963 to~~ 20~~09~~14

A PUBLIC LIMITED COMPANY ~~LIMITED BY SHARES~~

MEMORANDUM OF ASSOCIATION

of

~~Alkermes Public Limited Company~~

ALKERMES PUBLIC LIMITED COMPANY

As amended and restated by Special Resolution dated ~~1~~25 ~~September~~May 201~~1~~6

1.
The name of the Company is Alkermes public limited company.

2.
The registered office of the Company shall be at ~~Treasury Building, Lower Grand Canal Street~~Connaught House, 1 Burlington Road, Dublin ~~2~~4 or at such other place as the Board may from time to time decide.

3.
The Company is ~~to be~~ a public limited company deemed to be a PLC to which Part 17 of the Companies Act 2014 applies.

4.
The objects for which the Company is established are:

4.1
(a)
To carry on all or any of the businesses of manufacturers, buyers, sellers, and distributing agents of and dealers in all kinds of patent, pharmaceutical, medicinal, and medicated preparations, patent medicines, drugs, herbs, and of and in pharmaceutical, medicinal, proprietary and industrial preparations, compounds, and articles of all kinds; and to manufacture, make up, prepare, buy, sell, and deal in all articles, substances, and things commonly or conveniently used in or for making up, preparing, or packing any of the products in which the Company is authorised to deal, or which may be required by customers of or persons having dealings with the Company.

(b)
To establish, maintain and operate laboratories for the purpose of carrying on chemical, physical and other research in medicine, chemistry, industry or other unrelated or related fields.

(c)
To carry on the business of a holding company and to co-ordinate the administration, finances and activities of any subsidiary companies or associated companies, to do all lawful acts and things whatever that are necessary or convenient in carrying on the business of such a holding company and in particular to carry on in all its branches the business of a management services company, to act as managers and to direct or coordinate the management of other companies or of the business, property and estates of any company or person and to undertake and carry out all such services in connection therewith as may be deemed expedient by the Company's Board and to exercise its powers as a shareholder of other companies.

4.2
To acquire and hold shares, stocks, debenture stock, bonds, mortgages, obligations and securities and interests of any kind issued or guaranteed by any company, corporation or undertaking of whatever nature and wherever constituted or carrying on business, whether in Ireland or elsewhere, and to vary, transpose, dispose of or otherwise deal with, from time to time as may be considered expedient, any of the Company's investments for the time being.

4.3
To acquire any such shares and other securities as are mentioned in the preceding paragraph by subscription, syndicate participation, tender, purchase, exchange or otherwise and to subscribe for the same, either conditionally or otherwise, and to guarantee the subscription thereof and to exercise and enforce all rights and powers conferred by or incident to the ownership thereof.

  4.4
  To lease, acquire by purchase or otherwise and hold, sell, dispose of and deal in real property and in personal property of all kinds wheresoever situated.

  4.5
  To enter into any guarantee, contract of indemnity or suretyship and to assure, support or secure with or without consideration or benefit the performance of any obligations of any person or persons and to guarantee the fidelity of individuals filling or about to fill situations of trust or confidence.

  4.6
  To acquire or undertake the whole or any part of the business, property and liabilities of any person carrying on any business that the Company is authori~~z~~sed to carry on.

  4.7
  To apply for, register, purchase, lease, acquire, hold, use, control, licence, sell, assign or dispose of patents, patent rights, copyrights, trade marks, formulae, licences, inventions, processes, distinctive marks and similar rights.

  4.8
  To enter into partnership or into any arrangement for sharing of profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person carrying on or engaged in or about to carry on or engage in any business or transaction that the Company is authori~~z~~sed to carry on or engage in or any business or transaction capable of being conducted so as to benefit the Company.

  4.9
  To take or otherwise acquire and hold securities in any other body corporate having objects altogether or in part similar to those of the Company or carrying on any business capable of being conducted so as to benefit the Company.

  4.10
  To lend money to any employee or to any person having dealings with the Company or with whom the Company proposes to have dealings or to any other body corporate any of whose shares are held by the Company.

  4.11
  To apply for, secure or acquire by grant, legislative enactment, assignment, transfer, purchase or otherwise and to exercise, carry out and enjoy any charter, licence, power, authority, franchise, concession, right or privilege, that any government or authority or any body corporate or other public body may be empowered to grant, and to pay for, aid in and contribute toward carrying it into effect and to assume any liabilities or obligations incidental thereto and to enter into any arrangements with any governments or authorities, supreme, municipal, local or otherwise, that may seem conducive to the Company's objects or any of them.

  4.12
  To perform any duty or duties imposed on the Company by or under any enactment and to exercise any power conferred on the Company by or under any enactment.

  4.13
  To incorporate or cause to be incorporated any one or more subsidiaries of the Company (within the meaning of ~~section 155 of~~ the ~~1963~~Companies Act 2014) for the purpose of carrying on any business.

  4.14
  To establish and support or aid in the establishment and support of associations, institutions, funds or trusts for the benefit of employees, directors and/or consultants or former employees, directors and/or consultants of the Company or its predecessors or any of its subsidiary or associated companies, or the dependants or connections of such employees, directors and/or consultants or former employees, directors and/or consultants and grant gratuities, pensions and allowances, including the establishment of share option schemes, enabling employees, directors and/or consultants of the Company or other persons aforesaid to become shareholders in the Company, or otherwise to participate in the profits of the Company upon such terms and in such manner as the Company thinks fit, and to make payments towards insurance or for any object similar to those set forth in this paragraph.

  4.15
  To establish and contribute to any scheme for the purchase by trustees of Shares in the Company to be held for the benefit of the Company's employees or the employees of any of its subsidiary or associated companies and to lend or otherwise provide money to the trustees of such schemes or the Company's employees or the employees of any of its subsidiary or associated companies to enable them to purchase Shares of the Company.

  4.16
  To grant bonuses to any person or persons who are or have been in the employment of the Company or any of its subsidiary or associated companies or any person or persons who are or have been directors of, or consultants to, the Company or any of its subsidiary or associated companies.

  4.17
  To establish any scheme or otherwise to provide for the purchase by or on behalf of customers of the Company of shares in the Company.

  4.18
  To subscribe or guarantee money for charitable, benevolent or educational objects or for any exhibition or for any public, general or useful objects.

  4.19
  To promote any company for the purpose of acquiring or taking over any of the property and liabilities of the Company or for any other purpose that may benefit the Company.

  4.20
  To purchase, lease, take in exchange, hire or otherwise acquire any personal property and any rights or privileges that the Company considers necessary or convenient for the purposes of its business.

  4.21
  To construct, maintain, alter, renovate and demolish any buildings or works necessary or convenient for its objects.

  4.22
  To construct, improve, maintain, work, manage, carry out or control any roads, ways, tramways, branches or sidings, bridges, reservoirs, watercourses, wharves, factories, warehouses, electric works, shops, stores and other works and conveniences that may advance the interests of the Company and contribute to, subsidi~~z~~se or otherwise assist or take part in the construction, improvement, maintenance, working, management and carrying out of control thereof.

  4.23
  To raise and assist in raising money for, and aid by way of bonus, loan, promise, endorsement, guarantee or otherwise, any person and guarantee the performance or fulfilment of any contracts or obligations of any person, and in particular guarantee the payment of the principal of and interest on the debt obligations of any such person.

  4.24
  To guarantee, support, secure, whether by personal covenant or by mortgaging or charging all or any part of the undertaking, property and assets (both present and future) and uncalled capital of the Company, or by both such methods, the performance of the obligations of, and the repayment or payment of the principal amounts of and premiums, interest and dividends on any securities of, any person, firm, or company including (without prejudice to the generality of the foregoing) any company which is for the time being the Company's holding company as defined by ~~section 155 of~~ the ~~1963~~Companies Act 2014, or a subsidiary as therein defined of any such holding company or otherwise associated by the Company in business.

  4.25
  To borrow or secure the payment of money in such manner as the Company shall think fit, and in particular by the issue of debentures, debenture stocks, bonds, obligations and securities of all kinds, either perpetual or terminable and either redeemable or otherwise and to secure the repayment of any money borrowed, raised or owing by trust deed, mortgage, charge, or lien upon the whole or any part of the Company's property or assets (whether present or future) including its uncalled capital, and also by a similar trust deed, mortgage, charge or lien to secure and guarantee the performance by the Company of any obligation or liability it may undertake.

  4.26
  To engage in currency exchange, interest rate and/or commodity or index linked transactions (whether in connection with or incidental to any other contract, undertaking or business entered into or carried on by the Company or whether as an independent object or activity) including, but not limited to, dealings in foreign currency, spot and forward rate exchange contracts, futures, options, forward rate agreements, swaps, caps, floors, collars, commodity or index linked swaps and any other foreign exchange, interest rate or commodity or index linked arrangements and such other instruments as are similar to or derive from any of the foregoing whether for the purpose of making a profit or avoiding a loss or managing a currency or interest rate exposure or any other purpose and to enter into any contract for and to exercise and enforce all rights and powers conferred by or incidental, directly or indirectly, to such transactions or termination of any such transactions.

  4.27
  To remunerate any person or company for services rendered or to be rendered in placing or assisting to place or guaranteeing the placing of any of the shares of the Company's capital or any debentures, debenture stock or other securities of the Company or in or about the formation or promotion of the Company or the conduct of its business.

  4.28
  To draw, make, accept, endorse, discount, execute and issue bills of exchange, promissory notes, bills of lading, warrants and other negotiable or transferable instruments.

  4.29
  To sell, lease, exchange or otherwise dispose of the undertaking of the Company or any part thereof as an entirety or substantially as an entirety for such consideration as the Company thinks fit.

  4.30
  To sell, improve, manage, develop, exchange, lease, dispose of, turn to account or otherwise deal with the property of the Company in the ordinary course of its business.

  4.31
  To adopt such means of making known the products of the Company as may seem expedient, and in particular by advertising, by purchase and exhibition of works of art or interest, by publication of books and periodicals and by granting prizes and rewards and making donations.

  4.32
  To cause the Company to be registered and recogni~~z~~sed in any foreign jurisdiction, and designate persons therein according to the laws of that foreign jurisdiction or to represent the Company and to accept service for and on behalf of the Company of any process or suit.

  4.33
  To allot and issue fully-paid shares of the Company in payment or part payment of any property purchased or otherwise acquired by the Company or for any past services performed for the Company.

  4.34
  To distribute among the Members of the Company in cash, kind, specie or otherwise as may be resolved, by way of dividend, bonus or in any other manner considered advisable, any property of the Company, but not so as to decrease the capital of the Company unless the distribution is made for the purpose of enabling the Company to be dissolved or the distribution, apart from this paragraph, would be otherwise lawful.

  4.35
  To promote freedom of contract, and to resist, insure against, counteract and discourage interference therewith, to join any lawful federation, union or association or do any other lawful act or thing with a view to preventing or resisting directly or indirectly any interruption of or interference with the Company's or any other trade or business or providing or safeguarding against the same, or resisting strike, movement or organisation, which may be thought detrimental to the interests or opposing any of the Company or its employees and to subscribe to any association or fund for any such purposes.

  4.36
  To make or receive gifts by way of capital contribution or otherwise.

  4.37
  To establish agencies and branches.

  4.38
  To take or hold mortgages, hypothecations, liens and charges to secure payment of the purchase price, or of any unpaid balance of the purchase price, of any part of the property of the Company of whatsoever kind sold by the Company, or for any money due to the Company from purchasers and others and to sell or otherwise dispose of any such mortgage, hypothec, lien or charge.

  4.39
  To pay all costs and expenses of or incidental to the incorporation and organization of the Company.

  4.40
  To invest and deal with the monies of the Company not immediately required for the objects of the Company in such manner as may be determined.

  4.41
  To do any of the things authori~~z~~sed by this memorandum as principals, agents, contractors, trustees or otherwise, and either alone or in conjunction with others.

  4.42
  To do all such other things as are incidental or conducive to the attainment of the objects and the exercise of the powers of the Company.

        The objects set forth in any sub-clause of this clause shall be regarded as independent objects and shall not, except, where the context expressly so requires, be in any way limited or restricted by reference to or inference from the terms of any other sub-clause, or by the name of the Company. None of such sub-clauses or the objects therein specified or the powers thereby conferred shall be deemed subsidiary or auxiliary merely to the objects mentioned in the first sub-clause of this clause, but the Company shall have full power to exercise all or any of the powers conferred by any part of this clause in any part of the world notwithstanding that the business, property or acts proposed to be transacted, acquired or performed do not fall within the objects of the first sub-clause of this clause.

5.
The liability of each Member is limited to the amount from time to time unpaid on such Member's Shares.

6.
The authorised share capital of the Company is €40,000 and US$5,000,000 divided into 40,000 ordinary shares of €1.00 each, 450,000,000 ordinary shares of US$0.01 each and 50,000,000 undesignated preferred shares of US$0.01 each.

7.
The shares forming the capital, increased or reduced, may be increased or reduced and be divided into such classes and issued with any special rights, privileges and conditions or with such qualifications as regards preference, dividend, capital, voting or other special incidents, and be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended articles of association and regulations of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto such rights shall not be alterable otherwise than pursuant to the provisions of the Company's articles of association for the time being.

8.
Capitalised terms that are not defined in this memorandum of association bear the same meaning as those given in the articles of association of the Company.

        ~~WE, the several persons whose names, addresses and descriptions are subscribed, wish to be formed into a Company in pursuance of this memorandum of association, and we agree to take the number of Shares in the capital of the Company set opposite our respective names.~~

~~Names, addresses and descriptions of subscribers~~	~~Number of Shares taken by each subscriber~~
~~Goodbody Subscriber One Limited International Financial Services Centre North Wall Quay Dublin 1 Limited liability company~~	~~One ordinary share of US$0.01~~

~~Dated the 29 day of April 2011~~
~~Witnesses to the above signatures:~~

~~Name:~~	~~Isabel Hyde~~
~~Trainee Solicitor~~
~~Address:~~	~~A&L Goodbody~~
~~IFSC,~~
~~North Wall Quay,~~
~~Dublin 1~~

Companies Act~~s 1963 to~~ 20~~09~~14

A PUBLIC LIMITED COMPANY ~~LIMITED BY SHARES~~

ARTICLES OF ASSOCIATION

of

~~Alkermes Public Limited Company~~
ALKERMES PUBLIC LIMITED COMPANY

(Amended and restated by Special Resolution dated ~~1~~25 ~~September~~May 201~~1~~6)

PRELIMINARY

~~1.~~
~~The regulations contained in Table A in the First Schedule to the 1963 Act shall not apply to the Company.~~

1.
The provisions set out in these articles of association shall constitute the whole of the regulations applicable to the Company and no "optional provision" as defined by section 1007(2) of the Companies Acts (with the exception of sections 83 and 84) shall apply to the Company.

2.
2.1
In these Articles:

~~"1963 Act"~~	~~means the Companies Act 1963 (No. 33 of 1963) as amended by the Companies Acts 1977 to 2005 and Parts 2 and 3 of the Investment Funds, Companies and Miscellaneous Provisions Act 2006 and all statutory instruments which are to be read as one with, or construed, or read together as one with the Companies Acts.~~
~~"1983 Act"~~	~~means the Companies (Amendment) Act 1983.~~
~~"1990 Act"~~	~~means the Companies Act 1990.~~
"Address"	includes, without limitation, any number or address used for the purposes of communication by way of electronic mail or other electronic communication.
"Articles" or "Articles of Association"	means these articles of association of the Company, as amended from time to time by Special Resolution.
"Assistant Secretary"	means any person appointed by the Secretary from time to time to assist the Secretary.
"Auditors"	means the persons for the time being performing the duties of auditors of the Company.
"Board"	means the board of directors for the time being of the Company.

"clear days"	means, in relation to a period of notice, that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect.
"Companies Acts"
means the Companies Act 2014, all statutory instruments which are to be read as one with, or construed or read together as one with, the Companies Acts ~~1963-2009~~and every statutory modification and re-enactment thereof for the time being in force.
"Company"	means the above-named company.
"Court"	means the Irish High Court.
"Directors"	means the directors for the time being of the Company.
"dividend"	includes interim dividends and bonus dividends.
"Dividend Periods"	shall have the meaning given to such term in Article 1~~5~~4.2.
"electronic communication"	shall have the meaning given to those words in the Electronic Commerce Act 2000.
"electronic signature"	shall have the meaning given to those words in the Electronic Commerce Act 2000.
"Exchange"	means any securities exchange or other system on which the Shares of the Company may be listed or otherwise authorised for trading from time to time.
"Exchange Act"	shall have the meaning given to such term in Article ~~100~~99.
"IAS Regulation"	means Regulation (EC) No. 1606/2002 of the European Parliament and of the Council of 19 July 2002 on the application of international accounting standards.
"Members"	mean persons who have agreed to become a Member of the Company and whose name is entered in the Register of Members as a registered holder of Shares and each and any of them individually a Member.
"Memorandum"	means the memorandum of association of the Company as amended from time to time by Special Resolution.

~~"Merger"~~	~~means the merger between Alkermes, Inc. and Antler Acquisition Corp. consummated at the time these Articles became effective and as a result of which Alkermes, Inc. became the surviving entity and an indirect wholly-owned subsidiary of the Company.~~
"month"	means a calendar month.
"officer"	means any executive of the Company that has been designated by the Company the title "officer" and for the avoidance of doubt does not have the meaning given to such term under the ~~1963~~Companies Acts.
"Ordinary Resolution"	means an ordinary resolution of the Company's Members within the meaning of ~~section 141 of~~ the ~~1963~~Companies Acts.
"paid-up"	means paid-up as to the nominal value and any premium payable in respect of the issue of any Shares and includes credited as paid-up.
"Redeemable Shares"	means redeemable shares in accordance with ~~section 206 of~~ the ~~1990~~Companies Acts.
"Register of Members" or "Register"
means the register of Members of the Company maintained by or on behalf of the Company, in accordance with the Companies Acts and includes (except where otherwise stated) any duplicate Register of Members.
"registered office"	means the registered office for the time being of the Company.
"Seal"	means the seal of the Company, if any, and includes every duplicate seal.
"Secretary"
means the person appointed by the Board to perform any or all of the duties of secretary of the Company and includes an Assistant Secretary and any person appointed by the Board to perform the duties of secretary of the Company.
"Share" and "Shares"	means a share or shares in the capital of the Company.
"Shareholder Rights Plan"
means a shareholder rights plan providing for the right of Members to purchase securities of the Company in the event of any proposed acquisition of a majority of the Shares where such acquisition is not approved or recommended by the Board.
"Special Resolution"	means a special resolution of the Company's Members within the meaning ~~of section 141 of~~ the ~~1963~~Companies Acts.

  2.2
  In the Articles:

  (a)
  words importing the singular number include the plural number and vice-versa;

  (b)
  words importing the feminine gender include the masculine gender;

  (c)
  words importing persons include any company, partnership or other body of persons, whether corporate or not, any trust and any government, governmental body or agency or public authority, whether of Ireland or elsewhere;

  (d)
  "written" and "in writing" include all modes of representing or reproducing words in visible form, including electronic communication;

  (e)
  references to a company include any body corporate or other legal entity, whether incorporated or established in Ireland or elsewhere;

  (f)
  references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced from time to time;

  (g)
  any phrase introduced by the terms "including", "include", "in particular" or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

  ~~(h)reference to "officer" or "officers" in these Articles means any executive that has been designated by the Company as an "officer" and, for the avoidance of doubt, shall not have the meaning given to such term in the 1963 Act and any such officers shall not constitute officers of the Company within the meaning of Section 2(1) of the 1963 Act.~~

  (h)~~(i)~~ headings are inserted for reference only and shall be ignored in construing these Articles; and

  (i)~~(j)~~ references to US$, USD, $ or dollars shall mean United States dollars, the lawful currency of the United States of America and references to €, euro, or EUR shall mean the euro, the lawful currency of Ireland.

SHARE CAPITAL; ISSUE OF SHARES

3.
The authorised share capital of the Company is €40,000 and US$5,000,000 divided into 40,000 ordinary shares of €1.00 each, 450,000,000 ordinary shares of US$0.01 each and 50,000,000 undesignated preferred shares of US$0.01 each.

4.
Subject to the Companies Acts and the rights conferred on the holders of any other class of shares, any Share in the Company may be issued with or have attached to it such preferential, deferred, qualified or special rights, privileges or conditions as the Company may by Ordinary Resolution decide or, insofar as the Ordinary Resolution does not make specific provision, as the Board may from time to time determine.

5.
Subject to the provisions of these Articles relating to new Shares, the Shares shall be at the disposal of the Directors, and they may (subject to the provisions of the Companies Acts) allot, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its Members, but so that no Share shall be issued at a discount save in accordance with ~~section 26(5) and 28 of~~ the ~~1983~~Companies Acts, and so that, in the case of Shares offered to the public for subscription, the amount payable on application on each Share shall not be less than one-quarter of the nominal amount of the Share and the whole of any premium thereon.

6.
Subject to any requirement to obtain the approval of Members under any laws, regulations or the rules of any Exchange, the Board is authorised, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the Board deems advisable, options to purchase or subscribe for any number of Shares of any class or classes or of any series of any class as the Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued.

7.
Subject to the provisions of Part XI of the 1990 Act and the other provisions of this Article 7, the Company may:

7.1
pursuant ~~to section 207 of~~ the ~~1990~~Companies Acts, issue any Shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the Member on such terms and in such manner as may be determined by the Company in general meeting (by Special Resolution) on the recommendation of the Directors;

7.2
redeem Shares of the Company on such terms as may be contained in, or be determined pursuant to the provisions of, these Articles. Subject as aforesaid, the Company may cancel any Shares so redeemed or may hold them as treasury shares and re-issue such treasury shares as Shares of any class or classes or cancel them;

7.3
subject to or in accordance with the provisions of the Companies Acts and without prejudice to any relevant special rights attached to any class of shares, pursuant to ~~section 211 of~~ the ~~1990~~Companies Acts, purchase any of its own Shares (including any Redeemable Shares and without any obligation to purchase on any pro rata basis as between Members or Members of the same class) and may cancel any shares so purchased or hold them as treasury (as defined by ~~section 209 of~~ the ~~1990~~Companies Acts) and may reissue any such shares as shares of any class or classes or cancel them; or

7.4
pursuant to ~~section 210 of~~ the ~~1990~~Companies Acts, convert any of its Shares into Redeemable Shares provided that the total number of Shares which shall be redeemable pursuant to this authority shall not exceed the limit in ~~section 210(4) of~~ the ~~1990~~Companies Acts.

8.
~~8.1~~
~~The Directors are, for the purposes of section 20 of the 1983 Act, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined by the said section 20) up to the amount of the Company's authorised share capital as at the date of adoption of these Articles and to allot and issue any Shares purchased by the Company pursuant to the provisions of Part XI of the 1990 Act and held as treasury shares and this authority shall expire five years from the date of adoption of these Articles.~~

~~8.2~~
~~The Directors are hereby empowered pursuant to sections 23 and 24(1) of the 1983 Act to allot equity securities within the meaning of the said section 23 for cash pursuant to the authority conferred by Article 8.1 as if section 23(1) of the said 1983 Act did not apply to any such allotment. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by Article 8.1 had not expired.~~

~~8.3~~
The Company may issue ~~share warrants to bearer pursuant to section 88 of the 1963~~bearer instruments in accordance with the Companies Acts.

9.
Without prejudice to any special rights previously conferred on the holders of any existing Shares or class of Shares or to the authority conferred on the Directors pursuant to Article 1~~5~~4 to issue the preferred shares, any Share in the Company may be issued with such preferred or deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may from time to time by Ordinary Resolution determine.

10.
The Company may pay commission to any person in consideration of any person subscribing or agreeing to subscribe, whether absolutely or conditionally, for the shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any shares in the Company on such terms and, subject to the provisions of the Companies Acts and to such conditions as the Directors may determine, including, without limitation, by paying cash or allotting and issuing fully or partly paid shares or any combination of the two. The Company may also on any issue of Shares pay such brokerage as may be lawful.

ORDINARY SHARES

11.
The holders of the ordinary shares shall be:

11.1
entitled to dividends on a pro rata basis in accordance with the relevant provisions of these Articles;

11.2
entitled to participate pro rata in the total assets of the Company in the event of the Company's winding up; and

11.3
entitled, subject to the right of the Company to set record dates for the purpose of determining the identity of Members entitled to notice of and/or vote at a general meeting, to attend general meetings of the Company and shall be entitled to one vote for each ordinary share registered in her name in the Register of Members, both in accordance with the relevant provisions of these Articles.

  The rights attaching to the ordinary shares may be subject to the terms of issue of any series or class of preferred share allotted by the Directors from time to time in accordance with Article 1~~5~~4.

12.
~~An~~Unless the Board specifically elects to treat such acquisition as a purchase for the purposes of the Companies Acts, an ordinary share shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company and any third party pursuant to which the Company acquires or will acquire ordinary shares, or an interest in ordinary shares, from the relevant third party. In these circumstances, the acquisition of such shares by the Company shall constitute the redemption of a Redeemable Share in accordance with ~~Part XI of~~ the ~~1990~~Companies Acts.

13.
All ordinary shares shall rank pari passu with each other in all respects.

~~14.~~
~~Pursuant to the terms of the Merger, ordinary shares in the share capital of the Company equal in number to the number of shares of common stock of Alkermes, Inc. held in certificated form immediately prior to the Merger becoming effective (the "Effective Time") , will be allotted and issued by the Company to the exchange agent in connection with the Merger (the "Exchange Agent") who shall hold such ordinary shares on trust for the holders of shares of common stock of Alkermes, Inc. in certificated form (the "Certificated Holders"). The Certificated Holders shall be entitled to have such number of ordinary shares in the share capital of the Company as is equal to the number of shares of common stock in Alkermes, Inc. held in certificated form immediately prior to the Effective Time transferred to them by the Exchange Agent following deposit of a share certificate and letter of transmittal with the Exchange Agent and any other documents reasonably required by the Exchange Agent and notified to the Certificated Holders (the "Exchange Agent Documents"), evidencing ownership of that number of shares of common stock of Alkermes, Inc.. Insofar as such Exchange Agent Documents are not deposited with the Exchange Agent prior to the first anniversary of the date on which Effective Time occurred (the "First Anniversary"), the Exchange Agent shall sell all such shares on the market (with no~~

  ~~obligation to obtain the best possible price) and shall transfer the proceeds of such sale to the Company which shall hold such proceeds in an account, which does not need to be interest bearing, in trust for those Certificated Holders who have not by the First Anniversary deposited the Exchange Agent Documents. If and when such Exchange Agent Documents are deposited with the Secretary of the Company following the first anniversary of the date on which the Effective Time occurs, the Company shall arrange for a payment to be made to the Certificated Holder equal to the number of ordinary shares in the share capital of the Company sold by the Exchange Agent representing the number of shares of common stock of Alkermes, Inc. evidenced as being owned by her in the Exchange Agent Documents so deposited.~~

PREFERRED SHARES

14.
~~15.~~ The Directors are authorised to issue all or any of the authorised but unissued preferred shares from time to time in one or more classes or series, and to fix for each such class or series such voting powers (full or limited or without voting powers), designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed, or in any resolution or resolutions providing for the issue of such class or series adopted by the Board as hereinafter provided, including, without limitation, and subject to the Memorandum and Articles and applicable law, the authority to provide that any such class or series may be:

14.1
~~15.1~~ redeemable at the option of the Company, or the Members, or both, with the manner of the redemption to be set by the Board, and redeemable at such time or times, including upon a fixed date, and at such price or prices;

14.2
~~15.2~~ entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions at such times and in respect of such dividend periods (the "Dividend Periods"), and payable in preference to, or in such relation to, the dividends payable on any other class or classes of shares or any other series;

14.3
~~15.3~~ entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Company; or

14.4
~~15.4~~ convertible into, or exchangeable for, shares of any other class or classes of shares, or of any other series of the same or any other class or classes of shares, of the Company at such price or prices or at such rates of exchange and with such adjustments as the Directors determine, which rights and restrictions may be as stated in such resolution or resolutions of the Directors as determined by them in accordance with this Article 1~~5~~4. The Board may at any time before the allotment of any preferred share by further resolution in any way amend the designations, preferences, rights, qualifications, limitations or restrictions, or vary or revoke the designations of such preferred shares.

  Notwithstanding the fixing of the number of preferred shares constituting a particular series upon the issuance thereof, the Board at any time thereafter may authorise the issuance of additional preferred shares of the same series subject always to the Companies Acts, the Memorandum and these Articles.

  The rights conferred upon a Member holding any pre-existing shares in the share capital of the Company shall be deemed not to be varied by the creation, issue and allotment of preferred shares in accordance with this Article 1~~5~~4.

15.
~~16.~~ No dividend shall be declared and set apart for payment on any series of preferred shares in respect of any Dividend Period unless there shall likewise be or have been paid, or declared and set apart for payment, on all preferred shares of each other series entitled to cumulative dividends at the time outstanding that rank senior or equally as to dividends with the series in question, dividends rateably in accordance with the sums which would be payable on the said preferred shares through the end of the last preceding Dividend Period if all dividends were declared and paid in full.

16.
~~17.~~ If, upon the winding up of the Company, the assets of the Company distributable among the holders of any one or more series of preferred shares which (i) are entitled to a preference over the holders of the ordinary shares upon such winding up, and (ii) rank equally in connection with any such distribution, shall be insufficient to pay in full the preferential amount to which the holders of such preferred shares shall be entitled, then such assets, or the proceeds thereof, shall be distributed among the holders of each such series of the preferred shares rateably in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full.

ISSUE OF WARRANTS

17.
~~18.~~ The Board may issue warrants to subscribe for any class of Shares or other securities of the Company on such terms as it may from time to time determine.

CERTIFICATES FOR SHARES

18.
~~19.~~ Unless otherwise provided for by the Board or the rights attaching to or by the terms of issue of any particular Shares, or to the extent required by any stock exchange, depository, or any operator of any clearance or settlement system, no person whose name is entered as a Member in the Register of Members shall be entitled to receive a share certificate for all her Shares of each class held by her (nor on transferring a part of holding, to a certificate for the balance).

19.
~~20.~~ Any share certificate, if issued, shall specify the number of Shares in respect of which it is issued and the amount paid thereon or the fact that they are fully paid, as the case may be, and may otherwise be in such form as shall be determined by the Board. Such certificates may be under Seal. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. The name and address of the person to whom the Shares represented thereby are issued, with the number of Shares and date of issue, shall be entered in the Register of Members of the Company. All certificates surrendered to the Company for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of Shares shall have been surrendered and cancelled. The Board may authorise certificates to be issued with the seal and authorised signature(s) affixed by some method or system of mechanical process. In respect of a Share or Shares held jointly by several persons, the Company shall not be bound to issue a certificate or certificates to each such person, and the issue and delivery of a certificate or certificates to one of several joint holders shall be sufficient delivery to all such holders.

20.
~~21.~~ If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating such evidence, as the Board may prescribe, and, in the case of defacement or wearing out, upon delivery of the old certificate.

REGISTER OF MEMBERS

21.
~~22.~~ The Company shall maintain or cause to be maintained a Register of its Members in accordance with the Companies Acts.

22.
~~23.~~ If the Board considers it necessary or appropriate, the Company may establish and maintain a duplicate Register or Registers of Members at such location or locations within or outside Ireland as the Board thinks fit. The original Register of Members shall be treated as the Register of Members for the purposes of these Articles and the Companies Acts.

23.
~~24.~~ The Company, or any agent(s) appointed by it to maintain the duplicate Register of Members in accordance with these Articles, shall as soon as practicable and on a regular basis record or procure the recording in the original Register of Members all transfers of Shares effected on any duplicate Register of Members and shall at all times maintain the original Register of Members in such manner as to show at all times the Members for the time being and the Shares respectively held by them, in all respects in accordance with the Companies Acts.

24.
~~25.~~ The Company shall not be bound to register more than four persons as joint holders of any Share. If any Share shall stand in the names of two or more persons, the person first named in the Register of Members shall be deemed the sole holder thereof as regards service of notices and, subject to the provisions of these Articles, all or any other matters connected with the Company.

TRANSFER OF SHARES

25.
~~26.~~ All transfers of Shares may be effected by an instrument of transfer in the usual common form or in such other form as the Board may approve. All instruments of transfer must be left at the registered office or at such other place as the Board may appoint and all such instruments of transfer shall be retained by the Company.

26.
~~27.~~

26.1
~~27.1~~ The instrument of transfer shall be executed by or on behalf of the transferor. The instrument of transfer of any Share shall be in writing and shall be executed with a manual signature or facsimile signature (which may be machine imprinted or otherwise) by or on behalf of the transferor provided that in the case of execution by facsimile signature by or on behalf of a transferor, the Board shall have previously been provided with a list of specimen signatures of the authorised signatories of such transferor and the Board shall be reasonably satisfied that such facsimile signature corresponds to one of those specimen signatures.

26.2
~~27.2~~ The instrument of transfer of any Share may be executed for and on behalf of the transferor by the Secretary or an Assistant Secretary, and the Secretary or Assistant Secretary shall be deemed to have been irrevocably appointed agent for the transferor of such Share or Shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such Share or Shares all such transfers of Shares held by the Members in the share capital of the Company. Any document which records the name of the transferor, the name of the transferee, the class and number of Shares agreed to be transferred, the date of the agreement to transfer Shares, shall, once executed by the transferor or the Secretary or Assistant Secretary as agent for the transferor, be deemed to be a proper instrument of transfer for the purposes of ~~section 81 of~~ the ~~1963~~Companies Acts. The transferor shall be deemed to remain the holder of the Share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Directors so determine.

  26.3
  ~~27.3~~ The Company, at its absolute discretion, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of Shares on behalf of the transferee of such Shares of the Company. If stamp duty resulting from the transfer of Shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) seek reimbursement of the stamp duty from the transferee, (ii) set-off the stamp duty against any dividends payable to the transferee of those Shares and (iii) to claim a first and permanent lien on the Shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid. The Company's lien shall extend to all dividends paid on those Shares.

  26.4
  ~~27.4~~ Notwithstanding the provisions of these Articles and subject to any regulations made under section 239 of the ~~1990~~Companies Act 1990 or section 1086 of the Companies Act 2014, title to any Shares in the Company may also be evidenced and transferred without a written instrument in accordance with section 239 of the ~~1990~~Companies Act 1990 or section 1086 of the Companies Act 2014, or any regulations made thereunder. The Directors shall have power to permit any class of Shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these Articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.

27.
~~28.~~ The Board, may in its absolute discretion and without assigning any reason for its decision, decline to register any transfer of any Share which is not a fully paid Share. The Board may also, in its absolute discretion, and without assigning any reason, refuse to register a transfer of any Share unless:

27.1
~~28.1~~ the instrument of transfer is lodged with the Company accompanied by the certificate for the Shares (if any) to which it relates (which shall upon registration of the transfer be cancelled) and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

27.2
~~28.2~~ the instrument of transfer is in respect of only one class of Shares;

27.3
~~28.3~~ the instrument of transfer is properly stamped (in circumstances where stamping is required);

27.4
~~28.4~~ in the case of a transfer to joint holders, the number of joint holders to which the Share is to be transferred does not exceed four;

27.5
~~28.5~~ it is satisfied, acting reasonably, that all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Ireland or any other applicable jurisdiction required to be obtained under relevant law prior to such transfer have been obtained; and

27.6
~~28.6~~ it is satisfied, acting reasonably, that the transfer would not violate the terms of any agreement to which the Company (or any of its subsidiaries) and the transferor are party or subject.

28.
~~29.~~ If the Board shall refuse to register a transfer of any Share, it shall, within two (2) months after the date on which the transfer was lodged with the Company, send to each of the transferor and the transferee notice of such refusal.

29.
~~30.~~ The Company shall not be obligated to make any transfer to an infant or to a person in respect of whom an order has been made by a competent court or official on the grounds that she is or may be suffering from mental disorder or is otherwise incapable of managing her affairs or under other legal disability.

30.
~~31.~~ Upon every transfer of Shares the certificate (if any) held by the transferor shall be given up to be cancelled, and shall forthwith be cancelled accordingly, and subject to Article 1~~9~~8 a new certificate may be issued without charge to the transferee in respect of the Shares transferred to her, and if any of the Shares included in the certificate so given up shall be retained by the transferor, a new certificate in respect thereof may be issued to her without charge. The Company shall also retain the instrument(s) of transfer.

REDEMPTION AND REPURCHASE OF SHARES

31.
~~32.~~ Subject to the provisions of the Companies Acts and these Articles, the Company may, pursuant to ~~Section 207 of~~ the ~~1990~~Companies Acts, issue any Shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the Member of the Company on such terms and in such manner as may be determined by the Company in general meeting (by Special Resolution) on the recommendation of the Board.

32.
~~33.~~ Subject to the Companies Acts, the Company may, without prejudice to any relevant special rights attached to any class of Shares pursuant to ~~section 211 of~~ the ~~1990~~Companies Acts, purchase any of its own Shares (including any Redeemable Shares and without any obligation to purchase on any pro rata basis as between Members or Members of the same class) and may cancel any Shares so purchased or hold them as treasury shares (as defined ~~in section 209 of~~ the ~~1990~~Companies Acts) and may reissue any such Shares as Shares of any class or classes.

33.
~~34.~~ The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Companies Acts.

34.
~~35.~~ The holder of the Shares being purchased shall be bound to deliver up to the Company at its registered office or such other place as the Board shall specify, the certificate(s) (if any) thereof for cancellation and thereupon the Company shall pay to her the purchase or redemption monies or consideration in respect thereof.

VARIATION OF RIGHTS OF SHARES

35.
~~36.~~ If at any time the share capital of the Company is divided into different classes of Shares, the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may be varied or abrogated with the consent in writing of the holders of three-quarters of all the votes of the issued Shares of that class, or with the sanction of a Special Resolution passed at a general meeting of the holders of the Shares of that class.

36.
~~37.~~ The provisions of these Articles relating to general meetings of the Company shall apply mutatis mutandis to every such general meeting of the holders of one class of Shares except that the necessary quorum shall be one or more persons holding or representing by proxy at least one-half of the issued Shares of the class.

37.
~~38.~~ The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by (i) the creation or issue of further Shares ranking pari passu therewith; (ii) a purchase or redemption by the Company of its own Shares; or (iii) the creation or issue for full value (as determined by the Board) of further Shares ranking as regards participation in the profits or assets of the Company or otherwise in priority to them.

 LIEN ON SHARES

38.
~~39.~~ The Company shall have a first and paramount lien on every Share (not being a fully paid Share) for all monies (whether presently payable or not) payable at a fixed time or called in respect of that Share. The Directors, at any time, may declare any Share to be wholly or in part exempt from the provisions of this Article. The Company's lien on a Share shall extend to all monies payable in respect of it.

39.
~~40.~~ The Company may sell in such manner as the Directors determine any Share on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within fourteen clear days after notice demanding payment, and stating that if the notice is not complied with the Share may be sold, has been given to the holder of the Share or to the person entitled to it by reason of the death or bankruptcy of the holder.

40.
~~41.~~ To give effect to a sale, the Directors may authorise some person to execute an instrument of transfer of the Share sold to, or in accordance with the directions of, the transferee. The transferee shall be entered in the Register as the holder of the Share comprised in any such transfer and she shall not be bound to see to the application of the purchase monies nor shall her title to the Share be affected by any irregularity in or invalidity of the proceedings in reference to the sale, and after the name of the transferee has been entered in the Register, the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

41.
~~42.~~ The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable and any residue (upon surrender to the Company for cancellation of the certificate for the Shares sold and subject to a like lien for any monies not presently payable as existed upon the Shares before the sale) shall be paid to the person entitled to the Shares at the date of the sale.

42.
~~43.~~ Whenever any law for the time being of any country, state or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payment or empowers any government or taxing authority or government official to require the Company to make any payment in respect of any Shares registered in the Register as held either jointly or solely by any Members or in respect of any dividends, bonuses or other monies due or payable or accruing due or which may become due or payable to such Member by the Company on or in respect of any Shares registered as mentioned above or for or on account or in respect of any Member and whether in consequence of:

42.1
~~43.1~~ the death of such Member;

42.2
~~43.2~~ the non-payment of any income tax or other tax by such Member;

42.3
~~43.3~~ the non-payment of any estate, probate, succession, death, stamp or other duty by the executor or administrator of such Member or by or out of her estate; or

42.4
~~43.4~~ any other act or thing;

    in every such case (except to the extent that the rights conferred upon holders of any class of Shares under the Company liable to make additional payments in respect of sums withheld on account of the foregoing):

  42.5
  ~~43.5~~ the Company shall be fully indemnified by such Member or her executor or administrator from all liability;

  42.6
  ~~43.6~~ the Company shall have a lien upon all dividends and other monies payable in respect of the Shares registered in the Register as held either jointly or solely by such Member for all monies paid or payable by the Company as referred to above in respect of such Shares or in respect of any dividends or other monies thereon or for or on account or in respect of such

    Member under or in consequence of any such law, together with interest at the rate of 15% per annum (or such other rate as the Board may determine) thereon from the date of payment to date of repayment, and the Company may deduct or set off against such dividends or other monies so payable any monies paid or payable by the Company as referred to above together with interest at the same rate;

  42.7
  ~~43.7~~ the Company may recover as a debt due from such Member or her executor or administrator (wherever constituted) any monies paid by the Company under or in consequence of any such law and interest thereon at the rate and for the period referred to above in excess of any dividends or other monies then due or payable by the Company; and

  42.8
  ~~43.8~~ the Company may if any such money is paid or payable by it under any such law as referred to above refuse to register a transfer of any Shares by any such Member or her executor or administrator until such money and interest is set off or deducted as referred to above or in the case that it exceeds the amount of any such dividends or other monies then due or payable by the Company, until such excess is paid to the Company.

  Subject to the rights conferred upon the holders of any class of Shares, nothing in this Article 4~~3~~2 will prejudice or affect any right or remedy which any law may confer or purport to confer on the Company. As between the Company and every such Member as referred to above (and, her executor, administrator and estate, wherever constituted), any right or remedy which such law shall confer or purport to confer on the Company shall be enforceable by the Company.

CALLS ON SHARES

43.
~~44.~~ Subject to the terms of allotment, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares and each Member (subject to receiving at least fourteen clear days' notice specifying when and where payment is to be made) shall pay to the Company as required by the notice the amount called on her Shares. A call may be required to be paid by instalments. A call may be revoked before receipt by the Company of a sum due thereunder, in whole or in part and payment of a call may be postponed in whole or in part.

44.
~~45.~~ A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed.

45.
~~46.~~ A person on whom a call is made shall (in addition to a transferee) remain liable notwithstanding the subsequent transfer of the Share in respect of which the call is made.

46.
~~47.~~ The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

47.
~~48.~~ If a call remains unpaid after it has become due and payable, the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due until it is paid at the rate fixed by the terms of allotment of the Share or in the notice of the call or, if no rate is fixed, at the appropriate rate (as defined by the Companies Acts) but the Directors may waive payment of the interest wholly or in part.

48.
~~49.~~ An amount payable in respect of a Share on allotment or at any fixed date, whether in respect of nominal value by way of premium, shall be deemed to be a call and if it is not paid the provisions of these Articles shall apply as if that amount had become due and payable by virtue of a call.

49.
~~50.~~ Subject to the terms of allotment, the Directors may make arrangements on the issue of Shares for a difference between the holders in the amounts and times of payment of calls on their Shares.

50.
~~51.~~ The Directors may, if they think fit, receive from any Member willing to advance the same all or any part of the monies uncalled and unpaid upon any Shares held by her, and upon all or any of the monies so advanced may pay (until the same would, but for such advance, become payable) interest at such rate as may be agreed upon between the Directors and the Member paying such sum in advance.

FORFEITURE

51.
~~52.~~ If a Member fails to pay any call or instalment of a call on the day appointed for payment thereof, the Directors, at any time thereafter during such times as any part of the call or instalment remains unpaid, may serve a notice on her requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued.

52.
~~53.~~ The notice shall state a further day (not earlier than the expiration of fourteen clear days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the Shares in respect of which the call was made will be liable to be forfeited.

53.
~~54.~~ If the requirements of any such notice as aforesaid are not complied with then, at any time thereafter before the payment required by the notice has been made, any Shares in respect of which the notice has been given may be forfeited by a resolution of the Directors to that effect. The forfeiture shall include all dividends or other monies payable in respect of the forfeited Shares and not paid before forfeiture. The Directors may accept a surrender of any Share liable to be forfeited hereunder.

54.
~~55.~~ On the trial or hearing of any action for the recovery of any money due for any call it shall be sufficient to prove that the name of the Member sued is entered in the Register as the holder, or one of the holders, of the Shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book and that notice of such call was duly given to the Member sued, in pursuance of these Articles, and it shall not be necessary to prove the appointment of the Directors who made such call nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

55.
~~56.~~ A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal such a Share is to be transferred to any person, the Directors may authorise some person to execute an instrument of transfer of the Share to that person. The Company may receive the consideration, if any, given for the Share on any sale or disposition thereof and may execute a transfer of the Share in favour of the person to whom the Share is sold or disposed of and thereupon she shall be registered as the holder of the Share and shall not be bound to see to the application of the purchase money, if any, nor shall her title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

56.
~~57.~~ A person whose Shares have been forfeited shall cease to be a Member in respect of the forfeited Shares, but nevertheless shall remain liable to pay to the Company all monies which, at the date of forfeiture, were payable by her to the Company in respect of the Shares, without any deduction or allowance for the value of the Shares at the time of forfeiture but her liability shall cease if and when the Company shall have received payment in full of all such monies in respect of the Shares.

57.
~~58.~~ A statutory declaration or affidavit that the declarant is a Director or the Secretary of the Company, and that a Share in the Company has been duly forfeited on the date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the Share.

58.
~~59.~~ The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the nominal value of the Share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

59.
~~60.~~ The Directors may accept the surrender of any Share which the Directors have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered Share shall be treated as if it has been forfeited.

NON-RECOGNITION OF TRUSTS

60.
~~61.~~ The Company shall not be obligated to recognise any person as holding any Share upon any trust (except as is otherwise provided in these Articles or to the extent required by law) and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future, or partial interest in any Share, or any interest in any fractional part of a Share, or (except only as is otherwise provided by these Articles or the Companies Acts) any other rights in respect of any Share except an absolute right to the entirety thereof in the registered holder. This shall not preclude the Company from requiring the Members or a transferee of Shares to furnish to the Company with information as to the beneficial ownership of any Share when such information is reasonably required by the Company.

TRANSMISSION OF SHARES

61.
~~62.~~ In case of the death of a Member, the survivor or survivors where the deceased was a joint holder, and the legal personal representatives of the deceased where she was a sole holder, shall be the only persons recognised by the Company as having any title to her interest in the Shares, but nothing herein contained shall release the estate of any such deceased holder from any liability in respect of any Shares which had been held by her solely or jointly with other persons.

62.
~~63.~~ Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may from time to time be required by the Board and subject as hereinafter provided, elect either to be registered himself as holder of the Share or to make such transfer of the Share to such other person nominated by her and to have such person registered as the transferee thereof, but the Board shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by that Member before her death or bankruptcy as the case may be.

63.
~~64.~~ If the person so becoming entitled shall elect to be registered himself as holder, she shall deliver or send to the Company a notice in writing signed by her stating that she so elects.

64.
~~65.~~ Subject to Article 6~~6~~5, a person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of the holder (or in any other case than by transfer) shall be entitled to the same dividends and other advantages to which she would be entitled if she were the registered holder of the Share, except that she shall not, before being registered as a Member in respect of the Share, be entitled in respect of it to exercise any right conferred by Membership in relation to meetings of the Company provided however that the Board may at any time give notice requiring any such person to elect either to be registered himself or to transfer the Share and if the notice is not complied with within ninety (90) days the Board may thereafter withhold payment of all dividends, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

65.
~~66.~~ The Board may at any time give notice requiring a person entitled by transmission to a Share to elect either to be registered himself or to transfer the Share and if the notice is not complied with within sixty (60) days the Board may withhold payment of all dividends and other monies payable in respect of the Share until the requirements of the notice have been complied with.

AMENDMENT OF MEMORANDUM OF ASSOCIATION;
CHANGE OF LOCATION OF REGISTERED OFFICE; AND
ALTERATION OF CAPITAL

66.
~~67.~~ The Company may by Ordinary Resolution:

66.1
~~67.1~~ divide its share capital into several classes and attach to them respectively any preferential, deferred, qualified or special rights, privileges or conditions;

66.2
~~67.2~~ increase the authorised share capital by such sum to be divided into Shares of such nominal value, as such Ordinary Resolution shall prescribe;

66.3
~~67.3~~ consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

66.4
~~67.4~~ by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller nominal value than is fixed by the Memorandum subject to ~~section 68(1)(d) of~~ the ~~1963~~Companies Acts , so, however, that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in the case of the Share from which the reduced Share is derived;

66.5
~~67.5~~ cancel any Shares that at the date of the passing of the relevant Ordinary Resolution have not been taken or agreed to be taken by any person; and

66.6
~~67.6~~ subject to applicable law, change the currency denomination of its share capital.

67.
~~68.~~ Subject to the provisions of the Companies Acts, the Company may:

67.1
~~68.1~~ by Special Resolution change its name, alter or add to the Memorandum with respect to any objects, powers or other matters specified therein or alter or add to these Articles;

67.2
~~68.2~~ by Special Resolution reduce its ~~issued~~company capital (including its share capital and any capital redemption reserve ~~fund~~ or ~~any~~ share premium account~~. In~~ ) in any way it thinks expedient and, without prejudice to the generality of the foregoing, may

(a)	extinguish or reduce the liability on any of its shares in respect of share capital not paid up;
(b)	either with or without extinguishing or reducing liability on any of its shares, cancel any paid up company capital which is lost or unrepresented by available assets; and
(c)	either with or without extinguishing or reducing liability on any of its shares, pay off any paid up company capital which is in excess of the wants of the Company,

    and in relation to such reductions, the Company may by Special Resolution determine the terms upon which the reduction is to be effected, including in the case of a reduction of part only of any class of Shares, those Shares to be affected; and

  67.3
  ~~68.3~~ by resolution of the Directors change the location of its registered office.

68.
~~69.~~ Whenever as a result of an alteration or reorganisation of the share capital of the Company any Members would become entitled to fractions of a Share, the Directors may, on behalf of those Members, sell the Shares representing the fractions for the best price reasonably obtainable to any person and distribute the proceeds of sale in due proportion among those Members, and the Directors may authorise any person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall her title to the Shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE

69.
~~70.~~ For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any dividend, or in order to make a determination of Members for any other proper purpose, the Board may provide, subject to the requirements of ~~section 121 of~~ the ~~1963~~Companies Acts , that the Register of Members shall be closed for transfers at such times and for such periods, not exceeding in the whole thirty (30) days in each year. If the Register of Members shall be so closed for the purpose of determining Members entitled to notice of or to vote at a meeting of Members such Register of Members shall be so closed for at least five (5) days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register of Members.

70.
~~71.~~ In lieu of, or apart from, closing the Register of Members, the Board may fix in advance a date as the record date (a) for any such determination of Members entitled to notice of or to vote at a meeting of the Members, which record date shall not be more than ninety (90) days nor less than ten (10) days before the date of such meeting, and (b) for the purpose of determining the Members entitled to receive payment of any dividend, or in order to make a determination of Members for any other proper purpose, which record date shall not be more than ninety (90) days prior to the date of payment of such dividend or the taking of any action to which such determination of Members is relevant. The record date shall not precede the date upon which the resolution fixing the record date is adopted by the Directors.

71.
~~72.~~ If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of or to vote at a meeting of Members or Members entitled to receive payment of a dividend, the date immediately preceding the date on which notice of the meeting is deemed given under these Articles or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in these Articles, such determination shall apply to any adjournment thereof; provided, however, that the Directors may fix a new record date of the adjourned meeting, if they think fit.

GENERAL MEETINGS

72.
~~73.~~ The Board shall convene and the Company shall hold annual general meetings in accordance with the requirements of the Companies Acts.

73.
~~74.~~ The Board may, whenever it thinks fit, and shall, on the requisition in writing of Members holding such number of Shares as is prescribed by, and made in accordance with, ~~section 132 of~~ the ~~1963~~Companies Acts, convene a general meeting in the manner required by the Companies Acts. All general meetings other than annual general meetings shall be called extraordinary general meetings.

74.
~~75.~~ The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notices calling it. Not more than fifteen (15) months shall elapse between the date of one annual general meeting of the Company and that of the next. Subject to ~~section 140 of~~ the ~~1963~~Companies Acts, all general meetings may be held outside of Ireland.

75.
~~76.~~ Each general meeting shall be held at such time and place as specified in the notice of meeting.

76.
~~77.~~ The Board may, in its absolute discretion, authorise the Secretary to postpone any general meeting called in accordance with the provisions of these Articles (other than a meeting requisitioned under Article 7~~4~~3 of these Articles or the postponement of which would be contrary to the Companies Acts, law or a court order pursuant to the Companies Acts) if the Board considers that, for any reason, it is impractical or unreasonable to hold the general meeting, provided that notice of postponement is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each Member in accordance with the provisions of these Articles.

NOTICE OF GENERAL MEETINGS

77.
~~78.~~ Subject to the provisions of the Companies Acts allowing a general meeting to be called by shorter notice, an annual general meeting, and an extraordinary general meeting called for the passing of a Special Resolution, shall be called by at least twenty-one (21) clear days' notice and all other extraordinary general meetings shall be called by at least fourteen (14) clear days' notice. Such notice shall state the date, time, place of the meeting and, in the case of an extraordinary general meeting, the general nature of the business to be considered. Every notice shall be exclusive of the day on which it is given or deemed to be given and of the day for which it is given and shall specify such other details as are required by applicable law or the relevant code, rules and regulations applicable to the listing of the Shares on the Exchange.

78.
~~79.~~ A general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if applicable law so permits and it is so agreed by the Auditors and by all the Members entitled to attend and vote thereat or their proxies.

79.
~~80.~~ The notice convening an annual general meeting shall specify the meeting as such, and the notice convening a meeting to pass a Special Resolution shall specify the intention to propose the resolution as a Special Resolution. Notice of every general meeting shall be given in any manner permitted by these Articles to all Members other than such as, under the provisions hereof or the terms of issue of the Shares they hold, are not entitled to receive such notice from the Company.

80.
~~81.~~ There shall appear with reasonable prominence in every notice of general meetings of the Company a statement that a Member entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of her and that any proxy need not be a Member of the Company.

81.
~~82.~~ The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a meeting by any person entitled to receive notice shall not invalidate the proceedings of that meeting.

82.
~~83.~~ In cases where instruments of proxy are sent out with notices, the accidental omission to send such instrument of proxy to, or the non-receipt of such instrument of proxy by, any person entitled to receive notice shall not invalidate any resolution passed or any proceeding at any such meeting. A Member present, either in person or by proxy, at any general meeting of the Company or of the holders of any class of Shares in the Company, will be deemed to have received notice of that meeting and, where required, of the purpose for which it was called.

PROCEEDINGS AT GENERAL MEETINGS

83.
~~84.~~ All business shall be deemed special that is transacted at an extraordinary general meeting, and also ~~all~~ that is transacted at an annual general meeting, with the exception of ~~declaring a dividend, the consideration of the accounts, balance sheets and the reports of the Directors and Auditors, the election of Directors, the re-appointment of the retiring Auditors and the fixing of the remuneration of the Auditors.~~:

(a)	the consideration of the Company's statutory financial statements and the report of the directors and the report of the statutory auditors on those statements and that report;

(b)	the review by the members of the Company's affairs;
(c)	the declaration of a dividend (if any) of an amount not exceeding the amount recommended by the directors;
(d)	the authorisation of the directors to approve the remuneration of the statutory auditors; and
(e)	the election and re-election of directors.
84.
~~85.~~ No business shall be transacted at any general meeting unless a quorum is present. One or more Members present in person or by proxy holding not less than a majority of the issued and outstanding Shares of the Company entitled to vote at the meeting in question shall be a quorum.

85.
~~86.~~ If within one hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Members, shall be dissolved and in any other case it shall stand adjourned to the same day in the next week at the same time and place or to such other time or such other place as the Board may determine and if at the adjourned meeting a quorum is not present within one hour from the time appointed for the meeting the Members present shall be a quorum.

86.
~~87.~~ If the Board wishes to make this facility available to Members for a specific or all general meetings of the Company, a Member may participate in any general meeting of the Company, by means of a telephone, video, electronic or similar communication equipment by way of which all persons participating in such meeting can communicate with each other simultaneously and instantaneously and such participation shall be deemed to constitute presence in person at the meeting.

87.
~~88.~~ Each Director and the Auditors shall be entitled to attend and speak at any general meeting of the Company.

88.
~~89.~~ The Chairman, if any, of the Board, and, if the Chairman is not present, such officer or other person as the Board shall designate, shall preside as chairman at every general meeting of the Company.

89.
~~90.~~ The Chairman may, with the consent of any general meeting duly constituted hereunder, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished, or which might have been transacted, at the meeting from which the adjournment took place. When a general meeting is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting; save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned general meeting.

90.
~~91.~~

90.1
~~91.1~~ Subject to the Companies Acts, a resolution may only be put to a vote at a general meeting of the Company or of any class of Members if:

(a)	it is proposed by or at the direction of the Board; or
(b)	it is proposed at the direction of the Court; or
(c)	it is proposed on the requisition in writing of such number of Members as is prescribed by, and is made in accordance with, ~~section 132 of~~ the ~~1963~~Companies Acts;
(d)	it is proposed pursuant to, and in accordance with the procedures and requirements of, Articles 98 or 99 ~~or 100~~; or

(e)	the Chairman of the meeting in her absolute discretion decides that the resolution may properly be regarded as within the scope of the meeting.
  90.2
  ~~91.2~~ No amendment may be made to a resolution, at or before the time when it is put to a vote, unless the Chairman of the meeting in her absolute discretion decides that the amendment or the amended resolution may properly be put to a vote at that meeting.

  90.3
  ~~91.3~~ If the Chairman of the meeting rules a resolution or an amendment to a resolution admissible or out of order (as the case may be), the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in her ruling. Any ruling by the Chairman of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive.

91.
~~92.~~ Except where a greater majority is required by the Companies Acts or these Articles or any applicable law or regulation to which the Company is subject, any question proposed for a decision of the Members at any general meeting of the Company or a decision of any class of Members at a separate meeting of any class of Shares shall be decided by an Ordinary Resolution.

92.
~~93.~~ At any general meeting a resolution put to the vote of the meeting shall be decided on a poll. The Board or the Chairman may determine the manner in which the poll is to be taken and the manner in which the votes are to be counted.

93.
~~94.~~ A poll demanded on the election of the Chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time, not being more than ten (10) days from the date of the meeting or adjourned meeting at which the vote was taken, as the Chairman of the meeting directs, and any business other than that on which a poll has been demanded may be proceeded with pending the taking of the poll.

94.
~~95.~~ No notice need be given of a poll not taken immediately. The result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded. On a poll a Member entitled to more than one (1) vote need not use all her votes or cast all the votes she uses in the same way.

95.
~~96.~~ If authorised by the Board, any vote taken by written ballot may be satisfied by a ballot submitted by electronic or telephonic transmission, provided that any such electronic or telephonic submission must either set forth or be submitted with information from which it can be determined that the electronic submission has been authorised by the Member or proxy.

96.
~~97.~~ The Board may, and at any general meeting, the chairman of such meeting may make such arrangement and impose any requirement or restriction it or she considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of personal property and the restriction of items that may be taken into the meeting place. The Board and, at any general meeting, the chairman of such meeting are entitled to refuse entry to a person who refuses to comply with such arrangements, requirements or restrictions.

97.
~~98.~~ Subject to ~~section 141 of~~ the ~~1963~~Companies Acts, a resolution in writing signed by all of the Members for the time being entitled to attend and vote on such resolution at a general meeting (or being bodies corporate by their duly authorised representatives) shall be as valid and effective for all purposes as if the resolution had been passed at a general meeting of the Company duly convened and held, and may consist of several documents in like form each signed by one or more persons, and if described as a special resolution shall be deemed to be a special resolution within the meaning of the ~~1963~~Companies Acts. Any such resolution shall be served on the Company.

 NOMINATIONS OF DIRECTORS

98.
~~99.~~ Nominations of persons for election to the Board (other than Directors to be nominated by any series of preferred shares, voting separately as a class) at a general meeting may only be made (a) pursuant to the Company's notice of meeting pursuant to Article 7~~8~~7 at the recommendation of the Board, (b) by or at the direction of the Board or any authorised committee thereof or (c) by any Member who (i) complies with the notice procedures set forth in Articles 99 or 100 ~~or 101~~, as applicable, (ii) was a Member at the time such notice is delivered to the Secretary and on the record date for the determination of Members entitled to vote at such general meeting and (iii) is present at the relevant general meeting, either in person or by proxy, to present her nomination, provided, however, that Members shall only be entitled to nominate persons for election to the Board at annual general meetings or at general meetings called specifically for the purpose of electing Directors.

99.
~~100.~~ For nominations of persons for election to the Board (other than Directors to be nominated by any series of preferred shares, voting separately as a class) to be properly brought before an annual general meeting by a Member, such annual general meeting must have been called for the purpose of, among other things, electing Directors and such Member must have given timely notice thereof in writing to the Secretary. To be timely, a Member's notice shall be delivered to the Secretary at the registered office of the Company, or such other Address as the Secretary may designate, not less than ~~ninety~~one hundred and twenty (~~9~~120) days nor more than one hundred and ~~fifty~~eighty (1~~5~~80) days prior to the first anniversary of the date the Company's proxy statement was first released to Members in connection with the prior year's annual general meeting; provided, however, that in the event the date of the annual general meeting is changed by more than thirty (30) days from the first anniversary date of the prior year's annual general meeting, notice by the Member to be timely must be so delivered not earlier than the one hundred and ~~f~~ei~~f~~ghtieth (1~~5~~80th) day prior to such annual general meeting and not later than the later of the one hundred and twen~~ine~~tieth (~~9~~120th) day prior to such annual general meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Such Member's notice shall set forth (a) as to each person whom the Member proposes to nominate for election or re-election as a Director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 of the United States of America, as amended (the ~~"~~"Exchange Act~~"~~"), or any successor provisions thereto, including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director of the Company if elected and (b) as to the Member giving the notice (i) the name and Address of such Member, as they appear on the Register of Members, (ii) the class and number of Shares that are owned beneficially and/or of record by such Member, (iii) a representation that the Member is a registered holder of Shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination and (iv) a statement as to whether the Member intends or is part of a group that intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company's outstanding share capital required to approve or elect the nominee and/or (xi) otherwise to solicit proxies from Members in support of such nomination. The Board may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a Director of the Company, including such evidence satisfactory to the Board that such nominee has no interests that would limit such nominee's ability to fulfil her duties as a Director.

100.
~~101.~~ For nominations of persons for election to the Board (other than directors to be nominated by any series of preferred shares, voting separately as a class) to be properly brought before a general meeting called for the purpose of the election of Directors, other than an annual general meeting by a Member, such Member must have given timely notice thereof in writing to the Secretary. To be timely, a Member's notice shall be delivered to the Secretary at the registered office of the Company or such other Address as the Secretary may designate, not earlier than the one hundred and ~~f~~ei~~f~~ghtieth (1~~5~~80th) day prior to such general meeting and not later of the one hundred and twen~~ine~~tieth (~~9~~120th) day prior to such general meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the general meeting and of the nominees proposed by the Board to be elected at such meeting. Such Member's notice shall set forth the same information as is required by provisions (a) and (b) of Article ~~100~~99.

101.
~~102.~~ Subject to the Companies Acts. unless otherwise provided by the terms of any series of preferred shares or any agreement among Members or other agreement approved by the Board, only persons who are nominated in accordance with the procedures set forth in Articles 99 and 100 ~~and 101~~ shall be eligible to serve as Directors of the Company. If the Chairman of a general meeting determines that a proposed nomination was not made in compliance with Articles 99 and 100 ~~and 101~~, she shall declare to the meeting that nomination is defective and such defective nomination shall be disregarded. Notwithstanding the foregoing provisions of these Articles, if the Member (or a qualified representative of the Member) does not appear at the general meeting to present her nomination, such nomination shall be disregarded.

VOTES OF MEMBERS

102.
~~103.~~ Subject to any rights or restrictions for the time being attached to any class or classes of Shares, every Member of record present in person or by proxy shall have one vote for each Share registered in her name in the Register of Members.

103.
~~104.~~ In the case of joint holders of record the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

104.
~~105.~~ A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote by her committee, receiver, curator bonis, or other person in the nature of a committee, receiver or curator bonis appointed by that court, and any such committee, receiver, curator bonis or other persons may vote by proxy.

105.
~~106.~~ No Member shall be entitled to vote at any general meeting unless she is registered as a Member on the record date for such meeting.

106.
~~107.~~ No objection shall be raised to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at such general meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairman of the general meeting whose decision shall be final and conclusive.

107.
~~108.~~ Votes may be given either personally or by proxy. A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting and may appoint one proxy to vote both in favour of and against the same resolution in such proportion as specified in the instrument appointing the proxy.

PROXIES AND CORPORATE REPRESENTATIVES

108.
~~109.~~

108.1
~~109.1~~ Every Member entitled to attend and vote at a general meeting may appoint a proxy to attend, speak and vote on her behalf and may appoint more than one proxy to attend, speak and vote at the same meeting. The appointment of a proxy or corporate representative shall be in such form consistent with the Act and may be accepted by the Company at such place and at such time as the Board or the Secretary shall from time to time determine, subject to applicable requirements of the United States Securities and Exchange Commission and the Exchange on which the Shares are listed. No such instrument appointing a proxy or corporate representative shall be voted or acted upon after two (2) years from its date.

  108.2
  ~~109.2~~ Without limiting the foregoing, the Directors may from time to time permit appointments of a proxy to be made by means of an electronic or internet communication or facility and may in a similar manner permit supplements to, or amendments or revocations of, any such electronic or internet communication or facility to be made. The Directors may in addition prescribe the method of determining the time at which any such electronic or internet communication or facility is to be treated as received by the Company. The Directors may treat any such electronic or internet communication or facility which purports to be or is expressed to be sent on behalf of a Member as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Member.

109.
~~110.~~ Any body corporate which is a Member of the Company may authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members of the Company and the person so authorised shall be entitled to exercise the same powers on behalf of the body corporate which she represents as that body corporate could exercise if it were an individual Member of the Company. The Company may require evidence from the body corporate of the due authorisation of such person to act as the representative of the relevant body corporate.

110.
~~111.~~ An appointment of proxy relating to more than one meeting (including any adjournment thereof) having once been received by the Company for the purposes of any meeting shall not require to be delivered, deposited or received again by the Company for the purposes of any subsequent meeting to which it relates.

111.
~~112.~~ Receipt by the Company of an appointment of proxy in respect of a meeting shall not preclude a Member from attending and voting at the meeting or at any adjournment thereof which attendance and voting will automatically cancel any proxy previously submitted.

112.
~~113.~~ An appointment proxy shall be valid, unless the contrary is stated therein, as well for any adjournment of the meeting as for the meeting to which it relates.

113.
~~114.~~

113.1
~~114.1~~ A vote given in accordance with the terms of an appointment of proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the death or insanity of the principal, or the revocation of the appointment of proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or transfer of the Share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no intimation in writing (whether in electronic form or otherwise) of such death, insanity, revocation or transfer shall have been received by the Company at the Office, ~~at least one hour~~ before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used or at which the representative acts; PROVIDED, HOWEVER, that where such intimation is given in electronic form it shall have been received by the Company ~~at least 24 hours (or such lesser time as the Directors may specify)~~ before the commencement of the meeting.

113.2
~~114.2~~ The Directors may send, at the expense of the Company, by post, electronic mail or otherwise, to the Members forms for the appointment of a proxy (with or without stamped envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative.

DIRECTORS

114.
~~115.~~ The Board may determine the size of the Board from time to time at its absolute discretion.

115.
~~116.~~ The remuneration to be paid to the Directors shall be such remuneration as the Directors shall determine. Such remuneration shall be deemed to accrue from day to day. The Directors shall also be entitled to be paid their travelling, hotel and other expenses properly incurred by them in going to, attending and returning from meetings of the Directors, or any committee of the Directors, or general meetings of the Company, or otherwise in connection with the business of the Company, or to receive a fixed allowance in respect thereof as may be determined by the Board from time to time, or a combination partly of one such method and partly the other.

116.
~~117.~~ The Board may approve additional remuneration to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than her ordinary routine work as a Director. Any fees paid to a Director who is also counsel or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to her remuneration as a Director.

DIRECTORS' AND OFFICERS' INTERESTS

117.
~~118.~~ A Director or an officer of the Company who is in any way, whether directly or indirectly, interested in a contract, transaction or arrangement or proposed contract, transaction or arrangement with the Company shall, in accordance with ~~section 194 of~~ the ~~1963~~Companies Acts, declare the nature of her interest at the first opportunity either (a) at a meeting of the Board at which the question of entering into the contract, transaction or arrangement is first taken into consideration, if the Director or officer of the Company knows this interest then exists, or in any other case, at the first meeting of the Board after learning that she is or has become so interested or (b) by providing a general notice to the Directors declaring that she is a director or an officer of, or has an interest in, a person and is to be regarded as interested in any transaction or arrangement made with that person, and after giving such general notice it shall not be necessary to give special notice relating to any particular transaction.

118.

(a)	~~119.~~ A Director may hold any other office or place of profit under the Company (other than the office of its Auditors) in conjunction with her office of Director for such period and on such terms as to remuneration and otherwise as the Board may determine.
(b)
A Director may use the property of the Company pursuant to or in connection with: the exercise or performance of his or her duties, functions and powers as Director or employee; the terms of any contract of service or employment or letter of appointment; and, or in the alternative, any other usage authorised by the Directors (or a person authorised by the Directors) from time to time; and including in each case for a Director's own benefit or for the benefit of another person.
(c)
As recognised by section 228(1)(e) of the Companies Act 2014, the directors may agree to restrict their power to exercise an independent judgment but only where this has been expressly approved by a resolution of the board of directors of the Company.
119.
~~120.~~ A Director may act by himself or her firm in a professional capacity for the Company (other than as its Auditors) and she or her firm shall be entitled to remuneration for professional services as if she were not a Director.

120.
~~121.~~ A Director may be or become a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or Member of any other company or otherwise interested in any company promoted by the Company or in which the Company may be interested as shareholder or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by her as a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or Member of such other company; provided that she has declared the nature of her position with, or interest in, such company to the Board in accordance with Article 11~~8~~7.

121.
~~122.~~ No person shall be disqualified from the office of Director or from being an officer of the Company or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director or officer of the Company shall be in any way interested be or be liable to be avoided, nor shall any Director or officer of the Company so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or transaction by reason of such Director or officer of the Company holding office or of the fiduciary relation thereby established; provided that:

121.1
~~122.1~~ she has declared the nature of her interest in such contract or transaction to the Board in accordance with Article 11~~8~~7; and

121.2
~~122.2~~ the contract or transaction is approved by a majority of the disinterested Directors, notwithstanding the fact that the disinterested Directors may represent less than a quorum.

122.
~~123.~~ A Director may be counted in determining the presence of a quorum at a meeting of the Board which authorises or approves the contract, transaction or arrangement in which she is interested and she shall be at liberty to vote in respect of any contract, transaction or arrangement in which she is interested, provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by her in accordance with Article 11~~8~~7, at or prior to its consideration and any vote thereon.

123.
~~124.~~ For the purposes of Article 11~~8~~7:-

123.1
~~124.1~~ a general notice given to the Directors that a Director is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that the Director has an interest in any such transaction of the nature and extent so specified;

123.2
~~124.2~~ an interest of which a Director has no knowledge and of which it is unreasonable to expect her to have knowledge shall not be treated as an interest of her; and

123.3
~~124.3~~ a copy of every declaration made and notice given under Article 11~~8~~7 shall be entered within three (3) days after the making or giving thereof in a book kept for this purpose. Such book shall be open for inspection without charge by any Director, Secretary, the Auditors or Member of the Company at the registered office and shall be produced at every general meeting of the Company and at any meeting of the Directors if any Director so requests in sufficient time to enable the book to be available at the meeting.

POWERS AND DUTIES OF DIRECTORS

124.
~~125.~~ The business of the Company shall be managed by the Directors, who may pay all expenses incurred in promoting and registering the Company and may exercise all such powers of the Company as are not, by the Companies Acts or by these Articles, required to be exercised by the Company in general meeting, subject, nevertheless, to any of these Articles and to the provisions of the Companies Acts. No resolution made by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been made.

125.
~~126.~~ The Board shall have the power to appoint and remove executives in such terms as the Board sees fit and to give such titles and responsibilities to those executives as it sees fit.

126.
~~127.~~ The Company may ~~exercise the powers conferred by Section 41 of the 1963 Act with regard to having~~ have, for use in any place abroad, an official seal ~~for use abroad and such powers shall be vested in the Directors~~.

127.
~~128.~~ Subject as otherwise provided with these Articles, the Directors may exercise the voting powers conferred by shares of any other company held or owned by the Company in such manner in all respects as they think fit and in particular they may exercise their voting powers in favour of any resolution appointing the Directors or any of them as directors or officers of such other company or providing for the payment of remuneration or pensions to the directors or officers of such other company.

128.
~~129.~~ All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by such person or persons and in such manner as the Directors shall from time to time by resolution determine.

129.
~~130.~~ The Directors may from time to time authorise such person or persons as they see fit to perform all acts, including without prejudice to the foregoing, to effect a transfer of any shares, bonds, or other evidences of indebtedness or obligations, subscription rights, warrants, and other securities in another body corporate in which the Company holds an interest and to issue the necessary powers of attorney for the same; and each such person is authorised on behalf of the Company to vote such securities, to appoint proxies with respect thereto, and to execute consents, waivers and releases with respect thereto, or to cause any such action to be taken.

130.
~~131.~~ The Board may exercise all powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds or such other securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

131.
~~132.~~ The Directors may procure the establishment and maintenance of or participate in, or contribute to any non-contributory or contributory pension or superannuation fund, scheme or arrangement or life assurance scheme or arrangement for the benefit of, and pay, provide for or procure the grant of donations, gratuities, pensions, allowances, benefits or emoluments to any persons (including Directors or other officers) who are or shall have been at any time in the employment or service of the Company or of any company which is or was a subsidiary of the Company or of the predecessor in business of the Company or any such subsidiary or holding company and the wives, widows, families, relatives or dependants of any such persons. The Directors may also procure the establishment and subsidy of or subscription to and support of any institutions, associations, clubs, funds or trusts calculated to be for the benefit of any such persons as aforesaid or otherwise to advance the interests and well being of the Company or of any such other company as aforesaid or its Members, and payments for or towards the issuance of any such persons as aforesaid and subscriptions or guarantees of money for charitable or benevolent objects or for any exhibition or for any public, general or useful object. Provided that any Director shall be entitled to retain any benefit received by her under this Article, subject only, where the Companies Acts require, to disclosure to the Members and the approval of the Company in general meeting.

132.
~~133.~~ The Board may from time to time provide for the management of the affairs of the Company in such manner as it shall think fit and the specific delegation provisions contained in the Articles shall not limit the general powers conferred by these Articles.

MINUTES

133.
~~134.~~ The Board shall cause minutes to be made in books kept for the purpose of all appointments of officers made by the Board, all resolutions and proceedings at meetings of the Company or the holders of any class of Shares, of the Directors and of committees of Directors, including the names of the Directors present at each meeting.

DELEGATION OF THE BOARD'S POWERS

134.
~~135.~~ The Board may delegate any of its powers (with power to sub-delegate) to any committee consisting of one or more Directors. The Board may also delegate to any Director such of its powers as it considers desirable to be exercised by her. Any such delegation may be made subject to any conditions the Board may impose, and either collaterally with or to the exclusion of its own powers and may be revoked or altered. Subject to any such conditions, the proceedings of a committee of the Board shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

135.
~~136.~~ The Board may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Board may determine, provided that the delegation is not to the exclusion of its own powers and may be revoked by the Board at any time.

136.
~~137.~~ The Board may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Board may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in her.

EXECUTIVE OFFICERS

137.
~~138.~~ The Company shall have a chairman, who shall be a Director and shall be elected by the Board. In addition to the chairman, the Directors and the Secretary, the Company may have such officers as the Board may from time to time determine.

PROCEEDINGS OF DIRECTORS

138.
~~139.~~ Except as otherwise provided by these Articles, the Directors shall meet together for the despatch of business, convening, adjourning and otherwise regulating their meetings and procedures as they think fit. Questions arising at any meeting shall be decided by a majority of votes of the Directors present at a meeting at which there is a quorum. Each Director shall have one vote.

139.
~~140.~~ Regular meetings of the Board may be held at such times and places as may be provided for in resolutions adopted by the Board. No additional notice of a regularly scheduled meeting of the Board shall be required.

140.
~~141.~~ A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors by at least forty-eight (48) hours' notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held and provided further if notice is given in person, by telephone, cable, telex, telecopy or email the same shall be deemed to have been given on the day it is delivered to the Directors or transmitting organisation as the case may be. The accidental omission to give notice of a meeting of the Directors to, or the non-receipt of notice of a meeting by any person entitled to receive notice shall not invalidate the proceedings of that meeting.

141.
~~142.~~ The quorum necessary for the transaction of the business of the Board may be fixed by the Board and unless so fixed shall be a majority of the Directors in office.

142.
~~143.~~ The continuing Directors may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose.

143.
~~144.~~ The Directors may elect a Chairman of their Board and determine the period for which she is to hold office; but if no such Chairman is elected, or if at any meeting the Chairman is not present within five (5) minutes after the time appointed for holding the same, the Directors present may choose one of their number to be a Chairman of the meeting.

144.
~~145.~~ All acts done by any meeting of the Directors or of a committee of Directors shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and qualified to be a Director.

145.
~~146.~~ Members of the Board or of any committee thereof may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. Unless otherwise determined by the Directors the meeting shall be deemed to be held at the place where the Chairman is at the start of the meeting.

146.
~~147.~~ A resolution in writing (in one or more counterparts), signed by all the Directors for the time being or all the members of a committee of Directors shall be as valid and effectual as if it had been passed at a meeting of the Directors or committee as the case may be duly convened and held.

RESIGNATION AND DISQUALIFICATION OF DIRECTORS

147.
~~148.~~ The office of a Director shall be vacated:

147.1
~~148.1~~ if she resigns her office, on the date on which notice of her resignation is delivered to the Registered Office or tendered at a meeting of the Board or on such later date as may be specified in such notice; or

147.2
~~148.2~~ on her being prohibited by law from being a Director; or

147.3
~~148.3~~ on her ceasing to be a Director by virtue of any provision of the Companies Acts.

148.
~~149.~~ The Company may, by Ordinary Resolution, ~~of which extended notice has been given~~ in accordance with ~~section 142 of~~ the ~~1963~~Companies Acts, remove any Director before the expiration of her period of office notwithstanding anything in these Articles or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between her and the Company.

APPOINTMENT OF DIRECTORS

149.
~~150.~~ The Directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of Directors constituting the entire Board. The initial division of the Board into classes shall be made by the decision of the affirmative vote of a majority of the Directors in office. The term of the initial

  Class I directors shall terminate on the date of the 2012 annual general meeting; the term of the initial Class II directors shall terminate on the date of the 2013 annual general meeting; and the term of the initial Class III directors shall terminate on the date of the 2014 annual general meeting. At each annual general meeting of Members beginning in 2012, successors to the class of directors whose term expires at that annual general meeting shall be elected for a three-year term. Save as otherwise permitted in these Articles, Directors will be elected by way of Ordinary Resolution of the Company in general meeting. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible. In no case will a decrease in the number of Directors shorten the term of any incumbent Director. A Director shall hold office until the annual general meeting for the year in which her or his term expires and until her or his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board, including a vacancy that results from an increase in the number of Directors or from the death, resignation, retirement, disqualification or removal of a Director, shall be deemed a casual vacancy. Subject to the terms of any one or more classes or series of preferred shares, any casual vacancy shall only be filled by decision of a majority of the Board then in office, provided that a quorum is present. Any Director of any class elected to fill a vacancy resulting from an increase in the number of Directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any Director elected to fill a vacancy not resulting from an increase in the number of Directors shall have the same remaining term as that of her predecessor. A Director retiring at a meeting shall retain office until the close or adjournment of the meeting.

150.
~~151.~~ During any vacancy in the Board, the remaining Directors shall have full power to act as the Board. If, at any general meeting of the Company, the number of Directors is reduced below the minimum prescribed by the Board in accordance with Article 11~~5~~4 due to the failure of any persons nominated to be Directors to be elected, then in those circumstances, the nominee or nominees who receive the highest number of votes in favour of election shall be elected in order to maintain the prescribed minimum number of Directors and each such Director shall remain a Director (subject to the provisions of the Companies Acts and these Articles) only until the conclusion of the next annual general meeting of the Company unless such Director is elected by the Members during such meeting.

151.
~~152.~~ The Company may by Ordinary Resolution appoint any person to be a Director.

SECRETARY

152.
~~153.~~ The Secretary shall be appointed by the Board at such remuneration (if any) and on such terms as it may think fit and any Secretary so appointed may be removed by the Board.

153.
~~154.~~ The duties of the Secretary shall be those prescribed by the Companies Acts, together with such other duties as shall from time to time be prescribed by the Board, and in any case, shall include the making and keeping of records of the votes, doings and proceedings of all meetings of the Members and the Board of the Company, and committees, and the authentication of records of the Company.

154.
~~155.~~ A provision of the Companies Acts or these Articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.

SEAL

155.
~~156.~~ The Company may, if the Board so determines, have a Seal (including any official seals kept pursuant to the Companies Acts) which shall only be used by the authority of the Board or of a committee of the Board authorised by the Board in that regard and every instrument to which the Seal has been affixed shall be signed by any person who shall be either a Director or the Secretary or Assistant Secretary or some other person authorised by the Board, either generally or specifically, for the purpose.

156.
~~157.~~ The Company may have for use in any place or places outside Ireland, a duplicate Seal or Seals each of which shall be a duplicate of the Seal of the Company except, in the case of a Seal for use in sealing documents creating or evidencing securities issued by the Company, for the addition on its face of the word "Securities" and if the Board so determines, with the addition on its face of the name of every place where it is to be used.

DIVIDENDS, DISTRIBUTIONS AND RESERVES

157.
~~158.~~ The Company in general meeting may declare dividends, but no dividends shall exceed the amount recommended by the Directors.

158.
~~159.~~ Subject to the Companies Acts, the Board may from time to time declare dividends (including interim dividends) and distributions on Shares of the Company outstanding and authorise payment of the same out of the funds of the Company lawfully available therefor.

159.
~~160.~~ The Board may, before declaring any dividends or distributions, set aside such sums as they think proper as a reserve or reserves which shall at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the like discretion, be employed in the business of the Company. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to divide.

160.
~~161.~~ No dividend, interim dividend or distribution shall be paid otherwise than in accordance with the provisions of ~~Part IV of~~ the ~~1983~~Companies Acts.

161.
~~162.~~ Subject to the rights of persons, if any, entitled to Shares with special rights as to dividends or distributions, if dividends or distributions are to be declared on a class of Shares they shall be declared and paid according to the amounts paid or credited as paid on the Shares of such class outstanding on the record date for such dividend or distribution as determined in accordance with these Articles.

162.
~~163.~~ The Directors may deduct from any dividend payable to any Member all sums of money (if any) immediately payable by her to the Company in relation to the Shares of the Company.

163.
~~164.~~ The Board or any general meeting declaring a dividend (upon the recommendation of the Board), may direct that any dividend or distribution be paid wholly or partly by the distribution of specific assets and in particular of paid up Shares, debentures, or debenture stock of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Board may settle the same as they think expedient and in particular may issue fractional certificates and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the footing of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees as may seem expedient to the Board.

164.
~~165.~~ Any dividend, distribution, interest or other monies payable in cash in respect of Shares may be paid by cheque or warrant sent through the post, or sent by any electronic or other means of payment, directed to the registered Address of the holder or, in the case of joint holders, to the holder who is first named on the Register of Members or to such person and to such Address as such holder or joint holders may in writing direct. Every such cheque or warrant, electronic or other payment shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company. Any one of two or more joint holders may give effectual receipts for any dividends, bonuses, or other monies payable in respect of the Share held by them as joint holders. Any such dividend or other distribution may also be paid by any other method (including payment in a currency other than US$, electronic funds transfer, direct debit, bank transfer or by means of a relevant system) which the Directors consider appropriate and any Member who elects for such method of payment shall be deemed to have accepted all of the risks inherent therein. The debiting of the Company's account in respect of the relevant amount shall be evidence of good discharge of the Company's obligations in respect of any payment made by any such methods.

165.
~~166.~~ No dividend or distribution shall bear interest against the Company.

166.
~~167.~~ If the Directors so resolve, any dividend which has remained unclaimed for twelve years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend or other monies payable in respect of a Share into a separate account shall not constitute the Company a trustee in respect thereof.

CAPITALISATION

167.
~~168.~~ Without prejudice to any powers conferred on the Directors as aforesaid, and subject to any authority granted to the Directors~~' authority~~ to issue and allot Shares, including, in accordance with the Companies Acts or under Article 9, the Directors or any duly appointed committee thereof may:

167.1
~~168.1~~ resolve to capitalise ~~an~~any amount standing to the credit of the reserves of the Company (including ~~a~~, but not limited to, the share premium account, capital redemption reserve, capital conversion reserve and profit and loss account), whether or not available for distribution~~;~~, for any purpose, including, but not limited to, for the purposes of effecting any exchange of any rights and applying any such sum arising from such capitalisation to pay up any shares of the Company and allot them, credited as fully paid, to any holders of such rights;

167.2
~~168.2~~ appropriate the sum resolved to be capitalised to the Members in proportion to the nominal amount of Shares held by them respectively and apply that sum on their behalf in or towards paying up in full unissued Shares or debentures of a nominal amount equal to that sum, and allot the Shares or debentures, credited as fully paid, to the Members (or as the Board may direct) in those proportions, or partly in one way and partly in the other, but the share premium account, the capital redemption reserve, the capital conversion reserve and profits that are not available for distribution may, for the purposes of this Article ~~1~~167, only be applied in paying up unissued Shares to be allotted to Members credited as fully paid;

167.3
~~168.3~~ make any arrangements it thinks fit to resolve a difficulty arising in the distribution of a capitalised reserve and in particular, without limitation, where Shares or debentures become distributable in fractions the Board may deal with the fractions as it thinks fit;

167.4
~~168.4~~ authorise a person to enter (on behalf of all the Members concerned) into an agreement with the Company providing for the allotment to the Members respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalisation and any such agreement made under this authority being effective and binding on all those Members; and

167.5
~~168.5~~ generally do all acts and things required to give effect to the resolution.

ACCOUNTS

168.
~~169.~~ The Directors shall cause the Company to ~~be~~ keep~~t proper books of~~adequate accounting ~~, whether in the form of documents, electronic form or otherwise, that~~records, which are sufficient to:

(a)
~~169.1~~ correctly record and explain the transactions of the Company;

(b)
~~169.2 will~~enable, at any time ~~enable the~~, the assets, liabilities, financial position and profit or loss of the Company to be determined with reasonable accuracy;

(c)
~~169.3 will~~ enable the Directors to ensure that any ~~balance sheet, profit and loss account or income and expenditure account~~financial statements of the Company and any directors' report, required to be prepared under the Companies Acts, compl~~ies~~y with the requirements of the Companies Acts and, where applicable, the IAS Regulation; and

  ~~169.4 will record all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company; and~~

  (d)
  ~~169.5 will~~ enable ~~the accounts~~those financial statements of the Company to be ~~readily and properly~~ audited.

  ~~Books of account~~Accounting records shall be kept on a continuous and consistent basis and entries therein shall be made in a timely manner and be consistent from year to year~~.~~ in accordance with the Companies Acts.

169.
~~170.~~ The Company may send by post, electronic mail or any other means of electronic communication a summary financial statement to its Members or persons nominated by any Member. The Company may meet, but shall be under no obligation to meet, any request from any of its Members to be sent additional copies of its full report and accounts or summary financial statement or other communications with its Members. The Company may send a summary financial statement to its Members or persons nominated by any Member and the Company may meet, but shall be under no obligation to meet, any request from any of its Members to be sent additional copies of the documents required to be sent to Members by the Companies Acts or any summary financial statement or other communications with its Members.

170.
~~171.~~ The ~~books of~~ accounting records shall be kept at the registered office of the Company or, subject to the provisions of the Companies Acts, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.

171.
~~172. Proper books~~Accounting records shall not be deemed to be kept as required by Articles 16~~9~~8 to 17~~1~~0, if there are not kept such ~~books of~~ accounting records as are necessary to give a true and fair view of the state of the Company's affairs and to explain its transactions.

172.
~~173.~~ In accordance with the provisions of the Companies Acts, the Board may from time to time cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

~~174.~~
~~A copy of every balance sheet (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors' report and Auditors' report shall be sent by post, electronic mail or any other means of communication (electronic or otherwise), not less than twenty-one (21) clear days before the date of the annual general meeting, to every person entitled under the provisions of the Companies Acts to receive them; provided that in the case of those documents sent by electronic mail or any other means of electronic communication, such documents shall be sent with the consent of the recipient, to the Address of the recipient notified to the Company by the recipient for such purposes.~~

173.
173.1
The Company may send by post, electronic mail or any other means of electronic communication:

(a)
the Company's statutory financial statements,

(b)
the directors' report, and

(c)
the statutory auditors' report and copies of those documents shall also be treated for the purposes of the Companies Acts, as sent to a person where:

(i)
the Company and that person have agreed to his or her having access to the documents on a website (instead of their being sent to him or her);

(ii)
the documents are documents to which that agreement applies; and

(iii)
that person is notified, in a manner for the time being agreed for the purpose between that person and the company, of—

(A)
the publication of the documents on a website,

(B)
the address of that website, and

(C)
the place on that website where the documents may be accessed and how they may be accessed.

173.2
The documents listed at 173.1 (a) to (c) shall be treated as sent to a person not less than 21 days before the date of a meeting if, and only if—

(a)
the documents are published on the website throughout a period beginning at least 21 days before the date of the meeting and ending with the conclusion of the meeting; and

(b)
the notification given for the purposes of paragraph (c) is given not less than 21 days before the date of the meeting.

173.3
Nothing shall invalidate the proceedings of a meeting where—

(a)
any documents that are required to be published are published for a part, but not all, of the 21 day period mentioned above; and

(b)
the failure to publish those documents throughout that period is wholly attributable to circumstances which it would not be reasonable to have expected the company to prevent or avoid.

173.4
Where copies of documents are sent out pursuant to this Article 173 over a period of days, references elsewhere in the Companies Act to the day on which those copies are sent out shall be read as references to the last day of that period.

AUDIT

174.
~~175.~~ Statutory ~~A~~auditors shall be appointed and their duties regulated in accordance with ~~Sections 160 to 163 of~~ the ~~1963~~Companies Acts or any statutory amendment thereof, any other applicable law and such requirements not inconsistent with the Companies Acts as the Board may from time to time determine.

NOTICES

175.
~~176.~~ Any notice to be given, served, sent or delivered pursuant to these Articles shall be in writing (whether in electronic form or otherwise).

  175.1
  ~~176.1~~ A notice or document to be given, served, sent or delivered in pursuance of these Articles may be given to, served on or delivered to any Member by the Company:

  (a)
  by handing same to her authorised agent;

  (b)
  by leaving the same at her registered address;

  (c)
  by sending the same by the post in a pre-paid cover addressed to her at her registered address; or

  (d)
  by sending, with the consent of the Member to the extent required by law, the same by means of electronic mail or other means of electronic communication approved by the Directors, to the Address of the Member notified to the Company by the Member for such purpose (or if not so notified, then to the Address of the Member last known to the Company).

  175.2
  ~~176.2~~ For the purposes of these Articles and the Companies Acts, a document shall be deemed to have been sent to a Member if a notice is given, served, sent or delivered to the Member and the notice specifies the website or hotlink or other electronic link at or through which the Member may obtain a copy of the relevant document.

  175.3
  ~~176.3~~ Where a notice or document is given, served or delivered pursuant to sub-paragraph 17~~6~~5.1(a) or 17~~6~~5.1(b) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the Member or her authorised agent, or left at her registered address (as the case may be).

  175.4
  ~~176.4~~ Where a notice or document is given, served or delivered pursuant to sub-paragraph 17~~6~~5.1(c) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of twenty-four (24) hours after the cover containing it was posted. In proving service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.

  175.5
  ~~176.5~~ Where a notice or document is given, served or delivered pursuant to sub-paragraph 17~~6~~5.1(d) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of forty-eight (48) hours after despatch.

  175.6
  ~~176.6~~ Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a Member shall be bound by a notice given as aforesaid if sent to the last registered address of such Member, or, in the event of notice given or delivered pursuant to sub-paragraph 17~~6~~5.1(d) of this Article, if sent to the address notified by the Company by the Member for such purpose notwithstanding that the Company may have notice of the death, lunacy, bankruptcy, liquidation or disability of such Member.

  175.7
  ~~176.7~~ Notwithstanding anything contained in this Article, the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction.

  175.8
  ~~176.8~~ Any requirement in these Articles for the consent of a Member in regard to the receipt by such Member of electronic mail or other means of electronic communications approved by the Directors, including the receipt of the Company's audited accounts and the Directors' and statutory ~~A~~auditor's reports thereon, shall be deemed to have been satisfied where the Company has written to the Member informing her/him of its intention to use electronic communications for such purposes and the Member has not, within four (4) weeks of the issue of such notice, served an objection in writing on the Company to such proposal. Where a Member has given, or is deemed to have given, her/his consent to the receipt by such Member of electronic mail or other means of electronic communications approved by the Directors, she may revoke such consent at any time by requesting the Company to communicate with her in documented form; provided, however, that such revocation shall not take effect until five (5) days after written notice of the revocation is received by the Company.

  175.9
  ~~176.9~~ Without prejudice to the provisions of sub-paragraphs 17~~6~~5.1(a) and 17~~6~~5.1(b) of this Article, if at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement (as defined below) and such notice shall be deemed to have been duly served on all Members entitled thereto at noon (New York time) on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website. A "public announcement" shall mean disclosure in a press release reported by a financial news service or in a document publicly filed by the Company with the U.S. Securities and Exchange Commission pursuant to ~~S~~section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

176.
~~177.~~ Notice may be given by the Company to the joint Members of a Share by giving the notice to the joint Member whose name stands first in the Register in respect of the Share and notice so given shall be sufficient notice to all the joint Members.

177.
~~178.~~

177.1
~~178.1~~ Every person who becomes entitled to a Share shall before her name is entered in the Register in respect of the Share, be bound by any notice in respect of that Share which has been duly given to a person from whom she derives her title.

177.2
~~178.2~~ A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them at the Address, if any, supplied by them for that purpose. Until such an Address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

~~179.~~
~~The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.~~

178.
~~180.~~ A Member present, either in person or by proxy, at any meeting of the Company or the Holders of any class of Shares in the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

UNTRACED HOLDERS

179.
~~181.~~

179.1
~~181.1 Without prejudice to Article 14, the~~The Company shall be entitled to sell at the best price reasonably obtainable any Share or stock of a Member or any Share or stock to which a person is entitled by transmission if and provided that:

(a)
for a period of twelve (12) years (not less than three (3) dividends having been declared and paid) no cheque or warrant sent by the Company through the post in a prepaid letter addressed to the Member or to the person entitled by transmission to the Share or stock at her Address on the Register or other last known Address given by the Member or the person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the Member or the person entitled by transmission; and

    (b)
    at the expiration of the said period of twelve (12) years the Company has given notice by advertisement in a leading Dublin newspaper and a newspaper circulating in the area in which the Address referred to in paragraph (a) of this Article is located of its intention to sell such Share or stock; and

    (c)
    the Company has not during the further period of three (3) months after the date of the advertisement and prior to the exercise of the power of sale received any communication from the Member or person entitled by transmission.

  179.2
  ~~181.2~~ To give effect to any such sale the Company may appoint any person to execute as transferor an instrument of transfer of such Share or stock and such instrument of transfer shall be as effective as if it had been executed by the Member or person entitled by transmission to such Share or stock. The Company shall account to the Member or other person entitled to such Share or stock for the net proceeds of such sale by carrying all monies in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such Member or other person. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments (other than Shares of the Company or its holding company if any) as the Directors may from time to time think fit.

DESTRUCTION OF DOCUMENTS

180.
~~182.~~ The Company may destroy:

180.1
~~182.1~~ any dividend mandate or any variation or cancellation thereof or any notification of change of name or address, at any time after the expiry of two (2) years from the date such mandate variation, cancellation or notification was recorded by the Company;

180.2
~~182.2~~ any instrument of transfer of Shares which has been registered, at any time after the expiry of six (6) years from the date of registration; and

180.3
~~182.3~~ any other document on the basis of which any entry in the Register was made, at any time after the expiry of six (6) years from the date an entry in the Register was first made in respect of it;

180.4
~~182.4~~ and it shall be presumed conclusively in favour of the Company that every share certificate (if any) so destroyed was a valid certificate duly and properly sealed and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company provided always that:

(a)
the foregoing provisions of this Article shall apply only to the destruction of a document in good faith and without express notice to the Company that the preservation of such document was relevant to a claim;

(b)
nothing contained in this Article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (a) above are not fulfilled; and

(c)
references in this Article to the destruction of any document include references to its disposal in any manner.

 WINDING UP

181.
~~183.~~ If the Company shall be wound up and the assets available for distribution among the Members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the Shares held by them respectively. And if in a winding up the assets available for distribution among the Members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the Members in proportion to the capital at the commencement of the winding up paid up or credited as paid up on the said Shares held by them respectively. Provided that this Article shall not affect the rights of the Members holding Shares issued upon special terms and conditions.

181.1
~~183.1~~ In case of a sale by the liquidator under ~~S~~section ~~2~~601 of the ~~1963~~Companies Act 2014, the liquidator may by the contract of sale agree so as to bind all the Members for the allotment to the Members directly of the proceeds of sale in proportion to their respective interests in the Company and may further by the contract limit a time at the expiration of which obligations or Shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting Members conferred by the said ~~S~~section ~~2~~601.

181.2
~~183.2~~ The power of sale of the liquidator shall include a power to sell wholly or partially debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.

182.
~~184.~~ If the Company is wound up, the liquidator, with the sanction of a Special Resolution and any other sanction required by the Companies Acts, may divide among the Members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, she determines, but so that no Member shall be compelled to accept any assets upon which there is a liability.

INDEMNITY

183.
~~185.~~

183.1
~~185.1~~ Subject to the provisions of and so far as may be admitted by the Companies Acts, every Director and Secretary shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by her in the execution and discharge of her duties or in relation thereto including any liability incurred by her in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by her as an officer or employee of the Company and in which judgement is given in her favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on her part) or in which she is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to her by the Court.

183.2
~~185.2~~ As far as permissible under the Companies Acts, the Company shall indemnify any current or former executive of the Company (excluding any Directors or Secretary) or any person who is serving or has served at the request of the Company as a director, executive or trustee of another company, joint venture, trust or other enterprise against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by her in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, to which she, or she was, is, or is threatened to be made a party by reason of the fact that she, or she is or was such a director, executive or trustee, provided always that the indemnity contained in this Article 18~~5~~3.2 shall not extend to any matter which would render it void pursuant to the Companies Acts.

  183.3
  ~~185.3~~ In the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Company, the Company shall indemnify each person indicated in Article 18~~5~~3.2 of this Article against expenses, including attorneys' fees, actually and reasonably incurred in connection with the defence or the settlement thereof, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of her duty to the Company unless and only to the extent that the Court or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court shall deem proper.

  183.4
  ~~185.4~~ As far as permissible under the Companies Acts, expenses, including attorneys' fees, incurred in defending any action, suit or proceeding referred to in Articles 18~~5~~3.2 and 18~~5~~3.3 of this Article may be paid by the Company in advance of the final disposition of such action, suit or proceeding as authorised by the Board in the specific case upon receipt of an undertaking by or on behalf of the director, executive or trustee, or other indemnitee to repay such amount, unless it shall ultimately be determined that she is entitled to be indemnified by the Company as authorised by these Articles.

  183.5
  ~~185.5~~ It being the policy of the Company that indemnification of the persons specified in this Article shall be made to the fullest extent permitted by law, the indemnification provided by this Article shall not be deemed exclusive (a) of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Memorandum, Articles, any agreement, any insurance purchased by the Company, any vote of Members or disinterested Directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in her official capacity and as to action in another capacity while holding such office, or (b) of the power of the Company to indemnify any person who is or was an employee or agent of the Company or of another company, joint venture, trust or other enterprise which she is serving or has served at the request of the Company, to the same extent and in the same situations and subject to the same determinations as are hereinabove set forth with respect to a director, executive or trustee. As used in this paragraph (b), references to the "Company" include all constituent companies in a consolidation or merger in which the Company or a predecessor to the Company by consolidation or merger was involved. The indemnification provided by this Article shall continue as to a person who has ceased to be a director, executive or trustee and shall inure to the benefit of the heirs, executors, and administrators of such a person.

  183.6
  ~~185.6~~ The Directors shall have power to purchase and maintain for any Director, the Secretary or other officers or employees of the Company insurance against any such liability as referred to in ~~Section 200 of~~ the ~~1963~~Companies Acts or otherwise.

  183.7
  ~~185.7~~ The Company may additionally indemnify any employee or agent of the Company or any director, executive, employee or agent of any of its subsidiaries to the fullest extent permitted by law.

FINANCIAL YEAR

184.
~~186.~~ The financial year of the Company shall be as prescribed by the Board from time to time.

SHAREHOLDER RIGHTS PLAN

185.
~~187.~~ The Board is hereby expressly authorised to adopt any Shareholder Rights Plan, upon such terms and conditions as the Board deems expedient and in the best interests of the Company, subject to applicable law~~.~~, including the grant of rights (including approving the execution of any documents relating to the grant of such rights) to subscribe for ordinary shares or preferred shares in the share capital of the Company in accordance with the terms of any Shareholder Rights Plan. The Directors or any duly appointed committee thereof may effect an exchange of rights in accordance with such Shareholder Rights Plan.

        ~~Companies Acts, 1963 to 2009~~

        WE, the several persons whose names, addresses and descriptions are subscribed, wish to be formed into a Company in pursuance of this memorandum of association, and we agree to take the number of Shares in the capital of the Company set opposite our respective names.

Names, addresses and descriptions of subscribers	Number of Shares taken by each subscriber
~~MEMORANDUM AND ARTICLES OF ASSOCIATION OF~~
Goodbody Subscriber One Limited International Financial Services Centre North Wall Quay	One ordinary share of US$0.01
~~ALKERMES PUBLIC LIMITED COMPANY Arthur Cox Arthur Cox Building Earlsfort Terrace~~
Dublin ~~2~~1
Limited liability company

~~4046244.8~~
Dated the 29 day of April 2011
Witnesses to the above signatures:
Name:	Isabel Hyde Trainee Solicitor
Address:	A&L Goodbody IFSC, North Wall Quay, Dublin 1

APPENDIX C

Part I

Summary of Optional Provisions in the Companies Act 2014 From Which the Company
Proposes to Opt-Out

Sections of the Companies Act 2014 from which the Company proposes to opt-out	Relevant section of current Articles of Association	Company's reason for opting-out of the section
43(2) and (3)	156 and 157	Sections 43(2) and (3) deal with the use of the common seal of a company. We propose to opt-out of these sections as an equivalent provision for the use of the Company's common seal is made in Articles 156 and 157.
65(2) to 65(7)	Not applicable
Sections 65(2) to 65(7) deal with the power of a company to convert shares into stock and reconvert stock into shares. We propose to opt-out of these sections as they are not contemplated in the Company's existing Articles of Association and the intention is to preserve the status quo.
66(4)	32	Section 66(4) deals with the allotment of redeemable shares. We propose to opt-out of this section as such matter is already provided for in Article 32.
77 to 81	39 to 60
Sections 77 to 81 deal with the making of calls in respect of unpaid amounts due on shares issued by a company, liens on shares and forfeiture of shares. We propose to opt-out of these sections as such matters are already provided for in Articles 39 to 60.
94(8)	26 and 27
Section 94(8) deals with the instrument of transfer for shares and the regulation of such instruments under the Stock Transfer Act 1963. We propose to opt-out of this section as such matter is already provided for in Articles 26 and 27.
95(1)	28	Section 95(1) deals with restrictions on the transfer of shares. We propose to opt-out of this section as such matter is already provided for in Article 28.
96(2) to 96(11) and 97(3)	62 to 66	Sections 96(2) to 96(11) and 97(3) deal with transmission of shares in a company. We propose to opt-out of these sections as such matter is already provided for in Articles 62 to 66.
124 and 125	158 to 167	Sections 124 and 125 deal with the declaration and payment of dividends by a company. We propose to opt-out of these sections as such matters are already provided for in Articles 158 to 167.

Sections of the Companies Act 2014 from which the Company proposes to opt-out	Relevant section of current Articles of Association	Company's reason for opting-out of the section
126	168	Section 126 deals with the capitalisation of a company's reserves for the purposes of making bonus issues of shares. We propose to opt-out of this section as such matter is already provided for in Article 168.
144(3)	150 to 152	Sections 144(3) deals with the appointment of directors. We propose to opt-out of this section as such matter is already provided for in Articles 150 to 152.
148(2)	148	Section 148(2) deals with how the office of a director may be vacated before the end of the appointed term. We propose to opt-out of this section as such matter is already provided for in Article 148.
157 to 165 (excluding 161(7) which is not applicable to the Company)	121, 125 to 133 and 135 to 137
		Sections 157 to 165 deal with a board's power of management and delegation, the appointment of a managing director, the establishment of board committees, matters relating to board procedure and the appointment of alternate directors. We propose to opt-out of these sections as such matters are already provided for in Article 121, Articles 125 to 133 and Articles 135 to 137.
178(1) and (2)	Not applicable
		Section 178(1) and (2) deal with the convening of extraordinary general meetings by shareholders. We propose to opt-out of these sections as such matter is not contemplated in the Company's existing Articles of Association and the intention is to preserve the status quo.
180(5), 181(1) and 181(6)	78 to 83
		Sections 180(5), 181(1) and 181(6) deal with how notices of general meetings are given, the timing of such notices and who is entitled to receive such notices. We propose to opt-out of these sections as such matter is already provided for in Articles 78 to 83.
182(2), (4) and (5)	85 and 86
		Sections 182(2), (4) and (5) deal with the quorum requirements for a general meeting of a company. We propose to opt-out of these sections as such matters are already provided for in Articles 85 and 86.
183(3)	81	We propose to opt-out of Section 183(3) as otherwise it would prohibit the appointment of multiple proxies which is expressly permitted by Article 81.
183(6)	109
		Section 183(6) deals with the time by which an instrument of proxy must be returned prior to the taking of the relevant poll. We propose to opt-out of the requirement that a proxy may not be delivered and accepted by the Company within the 48 hours immediately prior to the taking of the poll as this matter is already provided for in Article 109.

Sections of the Companies Act 2014 from which the Company proposes to opt-out	Relevant section of current Articles of Association	Company's reason for opting-out of the section
186(c)	84	Section 186(c) deals with certain aspects of the business of the annual general meeting. We propose to opt-out of this section as the entire business of the annual general meeting is already provided for in Article 84.
187 and 188	84 to 98 and 103 to 108
		Sections 187 and 188 deal with the conduct of general meetings and voting at such meetings. We propose to opt-out of these sections as such matters are already provided for in Articles 84 to 98 and Articles 103 to 108.
218(1), 218(3), 218(4) and 218(5)	176 to 180	Sections 218(1), (3), (4) and (5) deal with the service of notice on members of a company. We propose to opt-out of these sections as such matter is already provided for in Articles 176 to 180.
229(1), 230 and 1113	118 to 124	Sections 229(1), 230 and 1113 deal with potential conflicting interests of directors. We propose to opt-out of these sections such matters are provided for in Articles 118 to 124.
338(5), 338(6) and 339(7)	174 and 176.2
		Sections 338(5) and (6) and 339(7) deal with delivery of financial statements via the website of a company. We propose to opt-out of these sections as such matters are already provided for in Articles 174 and 176.2.
618(1)(b)	183 and 184	Section 618(1)(b) deals with the distribution of property on a winding up of a company. We propose to opt-out of this section as such matter is already provided for in Articles 183 and 184.
620(8)	167	Section 620(8) stipulates the timeframe for claiming dividends. We propose to opt-out of this section as such matter is already provided for in Article 167.
1090	150	Section 1090 deals with the rotation of directors. We propose to opt-out of this section as such matter is already provided for in Article 150.
1092	116 and 117	Sections 1092 deals with the remuneration of directors. We propose to opt-out of this section as this matter is already provided for in Articles 116 and 117.
1093 and 193(1)	98	Section 1093 deals with written resolutions of members.. We propose to opt-out of this section as this matter is already provided for in Article 98.

 Part II

Summary of Optional Provisions in the Companies Act 2014 From Which the Company Does
Not Propose to Opt-Out

Sections of the Companies Act 2014 from which the Company does not propose to opt-out	Reason the Company does not propose to opt-out of the section
83 and 84	Sections 83 and 84 are being retained as they contain the powers necessary for a company to implement capital reductions and capital variations under the Companies Act 2014.

 Part III

Summary of other amendments being made relating to the passing of the Companies Act 2014 or for administrative or housekeeping reasons

Amendment	Reason for amendment
All references to the old Irish company law statutes, which were repealed when the Companies Act 2014 became effective on June 1, 2015 are replaced by references to the Companies Act 2014	To ensure that our Memorandum and Articles of Association are consistent with the statutory references in the Companies Act 2014.
Deletion of Articles 8.1 and 8.2
Articles 8.1 and 8.2 concern the authority of the board to allot shares and the dis-application of statutory pre-emption rights as adopted on 15 September 2011. As the renewal of these authorities is now being sought on a regular basis outside of the Articles of Association at annual general meeting these articles are being deleted.
Amendment to Article 8.3
Article 8.3 is being amended because section 1019(3) of the Companies Act 2014 provides that a PLC shall not have power to issue any bearer instrument subject to one exception. "Bearer instrument" is defined as an instrument which entitles the bearer to transfer shares specified therein by delivery of the instrument and includes a share warrant as that expression was defined by section 88 of the 1963 Act. The exception is that a PLC may issue a "permissible letter of allotment" which is defined to mean a letter of allotment to a member of a PLC of (a) fully paid bonus shares, (b) fully paid shares in lieu of dividend (i.e. scrip dividends) or (c) shares allotted provisionally, in all such cases where the shares are allotted in connection with a rights issue.
Amendment to Article 12	Article 12 is being updated to ensure the Company can effect acquisitions of its owns shares in accordance with the provisions of the Companies Act 2014.
Deletion of Article 14
Article 14 provided for the exchange of shares through the merger between Alkermes, Inc. and Antler Acquisition Corp. pursuant to which holders of shares of common stock of Alkermes, Inc. held in certificated form exchanged their shares for ordinary shares of the Company. This article is being deleted as the merger was consummated on 16 September 2011 and therefore this article is now obsolete.
Amendment to Article 68.2
Article 68.2 is being updated in order to ensure that it is consistent with section 84 of the Companies Act 2014 (which allows for the reduction of company share capital by way of a special resolution). The suggested amendments include everything allowed in section 84, in addition to what Article 68.2 currently allows.

Amendment	Reason for amendment
Amendment to Article 75	Section 176 of the Companies Act 2014 now requires that where a general meeting is held outside of Ireland, the company has a duty, at the company's expense, to make all necessary arrangements to ensure that members can by technological means participate in any such meeting without leaving Ireland.
Amendment to Article 84
Article 84 is being updated in order to ensure that it is consistent with section 186 of the Companies Act 2014 (which codifies and updates the common law position as to what constitutes the ordinary business of an annual general meeting) while still reflecting what the Company usually regards as ordinary business.
Amendment to Articles 100 and 101
Articles 100 and 101 are being amended to conform with the deadline for shareholder submissions to be included in the Company's proxy materials under Rule 14a-8 of the Securities Exchange Act of 1934, as amended.
Amendment to Article 109	The Companies Act 2014 now specifies a form of instrument of proxy, therefore this Article now states that the form of instrument of the proxy as being "consistent with the Act".
Amendment to Article 114.1
Article 114.1 is being amended by the deletion of the time limit within which a proxy may be revoked as this is now governed by section 183(10) of the Companies Act 2014, which specifies that such revocation will be valid if received at a company's registered office at any time before the commencement of the meeting or adjourned meeting at which the proxy is used.
New Article 118(b)
Section 228(1)(d) of the Companies Act 2014 codifies the common law restriction on the use of company property by directors save to the extent permitted by a company's constitution. A new Article 119 is being adopted so that our directors may continue to use Company property pursuant to or in connection with the exercise of performance of their duties, functions and powers as directors or employees; the terms of any contract of service or employment or letter of appointment; and, or in the alternative, any other usage authorized by our Board from time to time.
New Article 118(c)
Sections 228(1)(e) and 228(2) of the Companies Act 2014 codify the common law rules on directors fettering their independent judgement and the new Article 86 makes it clear that section 228(1)(e) will not restrict anything which may be done by our directors in accordance with the prior authorization of our Board.

Amendment	Reason for amendment
Amendment to Article 149	The words "of which extended notice has been given in accordance with section 142 of the Act" is being removed in Article 149 as "extended" notice is not a term used in the Companies Act 2014 in relation to the removal of directors (it was a term used in the statute replaced by the Companies Act 2014).
Amendment to Article 168
Article 168 is being amended to address the revised concept of company capital under the Companies Act 2014. It also makes more specific the position in relation to any exchange of the Company's rights.
Amendment to Article 169	Article 169 is being amended in order to take account of the new requirements regarding the maintenance of accounting records set out in the Companies Act 2014.
Amendment to Article 170
Article 170 is being amended in order to preserve the Company's ability to send "non-statutory" financial summaries to its members. The amendment confirms the Company's right but non obligation to provide additional copies of these summaries.
Amendment to Articles 171 and 172	Articles 171 and 172 have been updated to refer to "accounting records" to ensure consistency with the terminology of the Companies Act 2014.
Amendment to Article 174	Article 174 has been updated to make use of a new express procedure permitted by the Companies Act 2014 in relation to the sending of statutory financial information to members.
Amendments to Article 175	Article 175 has been updated to refer to our "statutory auditor" to ensure consistency with the terminology of the Companies Act 2014.
Deletion of Article 179	The concept of electronic signature derives from the Electronic Commerce Act 2000. The absence of recognised electronic signature certification has rendered Article 179 obsolete.
Amendment to Article 187	Article 187 is being amended to clarify the position in relation to an exchange of any rights of the Company and to provide customary delegation authority to a duly appointed committee of the board.
Moving the subscription clause from the end of our memorandum of association to the end of our articles of association	As provided for in Schedule 9 of the Companies Act 2014, the subscription clause has been moved from the end of our memorandum of association to the end of our articles of association.

ANNUAL GENERAL MEETING OF SHAREHOLDERS PROXY CARD – ALKERMES PLC THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 25, 2016 The undersigned shareholder of Alkermes plc (the “Company” or “Alkermes”) acknowledges receipt of the Notice of Annual General Meeting of Shareholders and the accompanying proxy statement and, revoking any proxy or voting instructions previously given, hereby appoints James M. Frates, Thomas Riordan and Iain M. Brown, and each of them, the proxies of the undersigned, with power to act without the other and with full power of substitution, to attend and represent the undersigned at the Annual General Meeting of Shareholders of the Company to be held at the offices of Alkermes, located at Connaught House, 1 Burlington Road, Dublin 4, Ireland, on May 25, 2016, at 12:00 PM Irish Standard Time and at any adjournment or postponement thereof, and to vote all such shares that the undersigned is entitled to vote at such Annual General Meeting of Shareholders or at any adjournment or postponement thereof, as stated on the reverse side. If you wish to appoint as proxy any person other than James M. Frates, Thomas Riordan and Iain M. Brown, please contact the Company Secretary. When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder. If no instructions are specified, this proxy, if signed and dated and returned, will be voted “FOR” the election of each of the nominees for director named in proposal 1 and “FOR” proposals 2, 3, 4, 5, 6a, 6b and 7. If any other business is properly presented at the Annual General Meeting of Shareholders or any adjournment of the Annual General Meeting of Shareholders, this proxy will be voted with respect to such business by the named proxies in their discretion. At the present time, the Board of Directors knows of no other business to be presented at the Annual General Meeting of Shareholders. Should the undersigned be present and elect to vote at the Annual General Meeting of Shareholders or any adjournment or postponement thereof and after notification in writing to the Secretary of the Company at the Annual General Meeting of Shareholders of the undersigned’s decision to terminate this proxy at any time before its exercise, then the power of such proxies shall be deemed terminated and of no further force and effect. (Continued, and to be marked, dated and signed, on the other side) Please sign and date this proxy card on the reverse and return it in the enclosed postage-paid envelope. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.  Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held May 25, 2016. The Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and our Irish Statutory Financial Statements, including related reports, are available at: http://www.viewproxy.com/alkermes/2016

 Use a black ink pen, mark your votes with an X as shown in this The Board recommends a vote FOR all director nominees named in Proposal 1 and FOR Proposals 2, 3, 4, 5, 6a, 6b and 7. example. Please do not write outside the designated areas. FOR  AGAINST   ABSTAIN   2. To approve, on an advisory basis, the compensation of the Company’s named executive officers. Any shareholder entitled to attend and vote at the Annual General Meeting of Shareholders may appoint one or more proxies, who need not be a shareholder(s) of the Company. A proxy is required to vote in accordance with any instructions given to him. Completion of a form of proxy will not preclude a member from attending and voting at the meeting in person. 1. Election of Directors 3. To ratify, on a non-binding, advisory basis, the appointment  of PricewaterhouseCoopers LLP as the independent auditor and accounting firm of the Company and to authorize the Audit and Risk Committee of the Board of Directors (the “Board”) to set the independent auditor and accounting firm’s remuneration. 4. To approve the Alkermes plc 2011 Stock Option and Incentive Plan, as amended. 5. To grant the Board the authority to issue shares under Irish law. 6a. To approve certain amendments to the Company’s Articles of Association that address the adoption of the Irish Companies Act 2014. 6b. To approve certain amendments to the Company’s Memorandum of Association that address the adoption of the Irish Companies Act 2014. 7. To grant the Board the authority to opt-out of statutory pre-emption rights under Irish law. FOR    AGAINST    ABSTAIN    01 David W. Anstice 02 Robert A. Breyer 03 Wendy L. Dixon, Ph.D.                I plan on attending the meeting  Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person. Signature CONTROL NUMBER Signature (if held jointly) Date: , 2016 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.  Internet and telephone voting is available until 4:59 AM, Irish Standard Time on May 24, 2016 (11:59 PM, United States Eastern Daylight Time on May 23, 2016). A proxy submitted by mail must be received by the Company by 4:59 AM, Irish Standard Time on May 24, 2016 (11:59 PM, United States Eastern Daylight Time on May 23, 2016). CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. TELEPHONE Submit Your Proxy by Phone: Call 1 (888) 693-8683 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.